UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21333

Nuveen Multi-Strategy Income and Growth Fund 2
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks Attractive Distributions from a Portfolio of Preferred and Convertible Securities,
Domestic and Foreign Equities, and Debt Instruments

Annual Report

December 31, 2010

Nuveen Multi-Strategy Income and Growth Fund

JPC

Nuveen Multi-Strategy Income and Growth Fund 2

JQC

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds' investment adviser, changed its name to Nuveen Fund Advisors, Inc. ("Nuveen Fund Advisors"). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp—the parent of FAF Advisors—received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Common Share Distribution and Share Price Information	13

Performance Overviews	16

Report of Independent Registered Public Accounting Firm	18

Portfolio of Investments	19

Statement of Assets & Liabilities	78

Statement of Operations	79

Statement of Changes in Net Assets	80

Statement of Cash Flows	81

Financial Highlights	82

Notes to Financial Statements	84

Board Members & Officers	97

Annual Investment Management Agreement Approval Process	103

Reinvest Automatically Easily and Conveniently	111

Glossary of Terms Used in this Report	113

Other Useful Information	115

Chairman's
Letter to Shareholders

Dear Shareholders,

The global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the crises still weigh on the prospects for continued recovery. In the U.S., ongoing weakness in housing values is putting pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks has not been translated into increased hiring or more active lending. In addition, media and analyst reports on the fiscal conditions of various state and local entities have raised concerns with some investors. Globally, deleveraging by private and public borrowers is inhibiting economic growth and this process is far from complete.

Encouragingly, a variety of constructive actions are being taken by governments around the world to stimulate further recovery. In the U.S., the recent passage of a stimulatory tax bill relieves some of the pressure on the Federal Reserve System to promote economic expansion through quantitative easing and offers the promise of faster economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could have an important impact on whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be upward pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. We must hope that the progress made on the fiscal front in 2010 will continue into 2011. In this environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on January 1, 2011, Nuveen Investments completed the acquisition of FAF Advisors, Inc., the manager of the First American Funds. The acquisition adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet these investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board and Lead Independent Director
February 22, 2011

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Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor's, Moody's or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

Nuveen Multi-Strategy Income and Growth Fund (JPC)
Nuveen Multi-Strategy Income and Growth Fund 2 (JQC)

These Funds are advised by Nuveen Fund Advisors, Inc., which determines and oversees the Funds' asset allocations. Nuveen Fund Advisors uses a team of sub-advisers with specialties in different asset classes to manage the Funds' portfolios. These sub-advisers include Spectrum Asset Management, Inc., Symphony Asset Management, LLC, and Tradewinds Global Investors, LLC. Symphony and Tradewinds are affiliates of Nuveen Investments.

Spectrum, a wholly-owned subsidiary of Principal Global Investors, LLC, manages the preferred securities positions within the income-oriented portion of each Fund's portfolio. Mark Lieb and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities and other debt markets, lead the team at Spectrum.

Symphony has primary responsibility for investments in convertible, high yield and senior loan securities, and for domestic and international equity investments. The team at Symphony managing the convertible, high yield and senior loan portions of each portfolio is led by Gunther Stein, the firm's Chief Investment Officer, who has more than 20 years of investment management experience. The Symphony team responsible for managing domestic and international equity investments is led by Ross Sakamoto, who has more than 20 years of investment management experience. Ross took over the domestic equity investment duties from David Wang in June 2010, and international equity investment oversight from Eric Olson in July 2010.

Tradewinds invests its portion of each Fund's assets in global equities and manages the Funds' option strategy. The Tradewinds team is led by Dave Iben, who is Chief Investment Officer of that firm and has more than 25 years of investment management experience.

Here representatives from Spectrum, Symphony and Tradewinds talk about general economic and market conditions, their management strategies and the performance of both Funds for the twelve-month period ended December 31, 2010.

What were the general market conditions during the reporting period ending December 31, 2010?

During this reporting period, the U.S. economy remained under considerable stress, and both the Federal Reserve and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed held the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to this record low level in December 2008. At its September 2010 meeting, the central bank renewed its commitment to keep the fed funds rate at "exceptionally low levels" for an "extended period." The Fed also stated that

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it was "prepared to take further policy actions as needed" to support economic recovery. The federal government continued to focus on implementing the economic stimulus package passed early in 2009 that was intended to provide job creation, tax relief, fiscal assistance to state and local governments, and expand unemployment benefits and other federal social welfare programs. Cognizant of the fragility of the financial system, in the fall of 2010 the Federal Reserve announced a second round of quantitative easing designed to help stimulate increased economic growth.

Nearly all recent U.S. indicators of production, spending, and labor market activity have pointed toward an acceleration in economic growth. At the same time, inflation remained relatively tame, as the Consumer Price Index rose just 1.5% year-over-year as of December 31, 2010. However, unemployment remained at historically high levels. As of December 2010, the national unemployment rate was 9.4%. In addition, the housing market continued to show signs of weakness with the average home price in the Standard & Poor's/Case-Shiller Index of 20 large metro areas falling 1.6% over the twelve months ended November 2010 (the latest available figures at the time this report was prepared).

Overall, the U.S. stock market performed well during the twelve-month period, with the Dow Jones Industrial Average climbing 14%, the S&P 500 Index advancing 15% and the NASDAQ-100 Index gaining 19%. Looking overseas, Europe's central bankers announced a $1 trillion bailout package to contain the situation with Greece and possibly help Portugal, Spain, Italy and Ireland. Ireland subsequently applied for a bailout to rescue its banking system.

The liquidity environment for credit improved as the period progressed despite macro concerns about several European countries. An accommodative central bank policy in the United States and in Europe fostered declining volatility in the equity markets—supportive earnings were a byproduct of adequate fiscal and monetary support. Preferred securities, in particular, did well against a good fundamental backdrop and a lower interest rate trend over the period. Global bank capital improvement was a very strong theme for the improving credit environment of financial institutions. Bank capital reform led the headlines with new rules coming from the Basel Committee on Banking that will seek to forestall future financial shocks and broaden credit support in the industry. As a result, the structure of the preferred market will be changing with newer, more equity-like hybrids (i.e., higher yielding preferred securities) that will replace existing structures as they are retired. Rating agency changes in equity credit analysis have also helped to increase the likelihood of tenders and early retirement of some preferred securities. Consequently, the hybrid preferred securities market experienced a number of tender events from issuers, which have led to better prices and are leading to expectations for a generally lower volatility environment for preferred securities going forward.

The senior loan market represented an attractive asset class in 2010, driven by a strong risk-return relationship featuring interest income and principal appreciation from secured positions in the capital structure. Further, a recovering primary market generated more new loan deals than 2008 and 2009 combined, allowing companies to refinance debt and extend loan maturities while offering investors attractive terms. Fundamentals on the year were positively demonstrated by a significant decline in

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defaults and decreased corporate leverage with improved corporate earnings. For example, leveraged loans finished 2010 at a 2.58% default rate, according to Credit Suisse, compared with 2009 defaults of 9.58%. Similarly, Credit Suisse reported that high yield bonds experienced a significant improving default environment, finishing 2010 with defaults of 1.51% compared to 2009 defaults of 9.36%. An improving leveraged loan and high yield primary market enabled companies to refinance deals and extend maturities.

Convertibles benefited from a both a rally in equities and credit spread tightening, with the S&P 500 Index returning 15% and high yield spreads tightening 80 basis points during the period, according to JPMorgan Chase. The investor composition of the convertible market remained healthy with an even participation split between arbitrage investors and fundamental/outright investors, which continued to keep concentration risk low.

Global equity markets continued their upward trajectory through the end of 2010. In U.S. dollar terms, equity markets in the larger developed economies, namely Japan and the U.S., were the best performers, while the major European equity markets posted negative returns. The U.S. currency rallied against the euro and the British pound as concerns over sovereign debt defaults in Europe increased. Emerging market equity returns lagged their developed market brethren. In the second quarter of 2010, risk aversion returned with a vengeance as investors fled to the perceived safety of debt. The major market indices suffered their worst declines since early 2009 and volatility, as measured by the VIX Index, rose. Hard commodity prices also declined, led by copper, oil and zinc, on the perception that global domestic growth would slow and that supplies were adequate. On the other hand, precious metals gained favor among investors as a haven from volatility and a hedge against anticipated inflationary pressures emerging from loose monetary and fiscal policies. Global equity markets rebounded strongly in the third quarter with the MSCI All Country World Index posting one of its best returns for the past decade. While there was evidence of improving economic fundamentals and higher than expected earnings results, there were continued concerns over government debt, currency devaluations, and questions regarding the global banking system. The equity rally continued into the fourth quarter.

What key strategies were used to manage the Funds during this reporting period?

Within the preferred securities portion of both Funds' portfolios, changes in capital rules driven by the Basel Committee on Banking, the Dodd-Frank Act, and equity credit reductions on enhanced equity hybrid structures helped to drive hybrid prices higher against a generally favorable fundamental backdrop of earnings gains and liquidity improvements. We traded for longer call optionality in an effort to proactively protect the income objective. We also sold higher priced structures and switched into lower dollar priced structures in order to allow for more capital appreciation without sacrificing income. We sold foreign bank paper that had little upside left due to structural features and re-balanced into paper that we believe will perform well in the insurance sectors. Overall, our allocation went up in $1000 par capital securities because of our desire to emphasize certain structural benefits that are more prevalent in capital securities than in the more individual oriented $25 par market.

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Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

1.  Comparative Benchmark performance is a blended return consisting of: 1) 27.5% of the Merrill Lynch Preferred Stock Hybrid Securities Index, an unmanaged index of investment-grade, exchange traded preferred issues with outstanding market values of at least $100 million and at least one year to maturity. 2) 22.5% of the Barclays Capital Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of "equity credit" from a rating agency. 3) 10.0% of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. 4) 10.0% of the MSCI EAFE Index. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. 5) 10.0% of the MSCI ACWI (All Country World Index), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. 6) 6.7% of the Merrill Lynch All U.S. Convertibles Index consisting of approximately 595 securities with par value greater than $50 million that were issued by U.S. companies or non-U.S. based issuers that have a significant business presence in the U.S. 7) 6.7% of the CSFB High Yield Index, which includes approximately $515 billion of $U.S.-denominated high yield debt with a minimum of $75 million in par value and at least one rating below investment-grade. 8) 6.6% of the CSFB Leverage Loan Index, which includes approximately $611 billion of $U.S.-denominated Leveraged Loans at least one rating below investment-grade. Benchmark returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in this benchmark.

2.  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

In the senior loan and other debt portion of each Fund's portfolio, we focused on macro, technical, and fundamental factors. We maintained a neutral weighting between loans, high yield, and convertibles for the period, as each asset class benefited from relative market conditions. Our focus was on asset-rich, cyclical credits that would benefit from the improving fundamental and technical environments for the period. In addition, we focused on high quality new issues in the loan and high yield markets that came to market with attractive yields and terms after minimal issuance in the prior year.

In the core domestic and international equity portion of each Fund's portfolio that is managed by Symphony, we used both quantitative and qualitative methods to evaluate opportunities. The quantitative screening process served as the starting point for decision-making, with the qualitative process then providing a systematic way of researching companies from a broad perspective, as fundamental analysts actively sought catalysts that we believed would drive upside price movements. Symphony uses a "bottom-up" approach to stock picking, seeking to maximize return per unit of risk while obeying limits on position size, industry weights, beta, and other portfolio constraints. Quantitative tools provide the risk diagnostic measurements which guide these limits and keep forecasted risk within acceptable tolerances. The overall result is an investment process which is disciplined, repeatable, and what we think blends the most effective elements of both quantitative and qualitative investing.

For the global equity portion of each portfolio managed by Tradewinds, our basic investment philosophy continued to focus on buying good or improving business franchises around the globe whose securities were selling below their intrinsic value, maintaining a disciplined, opportunistic investing approach in this unique environment. We found that the best value opportunities were in the securities of those businesses that were the most leveraged to the growth of the global economy. We continued to like the materials, food, agriculture and energy sectors, which benefit from increased global demand, while we remained significantly underweight in the financials sector. During the period we maintained both our long and short equity exposures, and continued to write covered calls on selected long equity positions to enhance yield and expected total return.

For each Fund's option strategy we were writing covered call options on individual stocks held in the Fund's portfolio of investments to enhance returns while foregoing some upside potential, and bought put options on a single stock to benefit in the event its price declines.

How did the Funds perform over the reporting period?

The performance of JPC and JQC, as well as a comparative benchmark and a general market index, is presented in the accompanying table.

Average Annual Total Return on Common Share Net Asset Value

For periods ended 12/31/10

	1-Year	5-Year
JPC	21.06%	1.05%
JQC	21.02%	1.92%
Comparative Benchmark[1]	14.29%	3.27%
Barclays Capital U.S. Aggregate Bond Index[2]	6.56%	5.80%

For the twelve-month period ended December 31, 2010, the total return on Common share net asset value (NAV) for both Funds outperformed the comparative benchmark and the general market index.

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Among the largest positive contributors in the preferred securities portion of both Funds over the period were Wachovia Bank, Deutsche Bank and ING. In general, the U.S. bank trust preferred sector benefited the performance of both Funds as a number of market observers believed that banks are likely to be gradually redeeming their preferred securities in response to certain provisions in the recently enacted financial sector reform bill. The main performance detractors for the Funds were AXA Insurance, Lloyd's Capital, Bank of America and HSBC Upper Tier 2 Floaters.

The senior loan and high yield sleeves of both Funds performed well relative to the broader credit market. Each Fund's exposure to relatively volatile, cyclical credits backed by significant tangible assets benefited performance for the period. Within loans and high yield, names like LNR Property and Greenbrier Companies generated returns through both significant price appreciation and interest income. For convertibles, more price volatile names like Pioneer Natural Resources and EMC Corporation contributed to performance. For all these examples, businesses benefited from improved fundamental and technical environments and improved valuation of each firm's assets.

Performance was constrained by each Fund's portfolio of higher quality assets, many of which are critical to maintaining an acceptable risk profile. These higher quality names underperformed riskier assets, which benefited from greater relative price appreciation over the course of the year stemming from improved fundamental and strong technical environments.

The core domestic equities portion of each Fund managed by Symphony outpaced the Russell 3000 Index during the period. We remained invested in companies that have experienced significant earnings leverage as revenues have continued to rebound following the recent recession. Looking at the market generally, as represented by the Russell 3000 Index, more volatile sectors like consumer discretionary and industrials held up the best, gaining 29.9% and 27.5% respectively. More defensive sectors like healthcare and utilities lagged the market, but still gained 5.4% and 7.7% respectively.

Relative to the Russell 3000 Index, the equity portion of the Funds benefited modestly from a slight overweight to the materials sector and a slight underweight of the financials sector. On the other hand, the Funds were negatively impacted by a modest underweight in the energy sector and overweight in consumer staples. Stock selection added to each Fund's return in most sectors, with the best selection coming in the consumer discretionary and materials sectors. Selection in the utilities and financials sectors detracted from performance. The worst performers were Western Digital, a hard drive manufacturer, and steel producer United States Steel Corporation. The best performers were Netflix, an online movie rental company, and Walter Energy, a producer of metallurgical coal.

In the global equity sleeve of the Funds managed by Tradewinds, each Fund's top long equity performer was a position in NovaGold Resources Incorporated, a member of the materials sector. In early January 2009, the Funds participated in a private placement of NovaGold Resources Incorporated units, which consisted of both equity shares and warrants to purchase additional equity shares at a price of $1.50 USD. NovaGold, a junior gold company, which focuses on gold exploration, development, and mining, benefited as the price of gold reached over $1,400 per ounce during 2010. The company's common equity share price appreciated more than 200% during the calendar year.

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Another significant contributor to performance was Cameco Corporation, another member of the materials sector. Cameco is the world's largest listed uranium producer and owns a significant interest in Cigar Lake, one of the largest underdeveloped uranium mines located in the northern Saskatchewan's Athabasca Basin. Uranium, a formerly out-of-favor commodity, has begun to elicit much more market appreciation as spot prices, which were weak during the first part of the year, started to recover in the second half of 2010.

The worst detractor from performance among the assets managed by Tradewinds during the period was Thales S.A., a French manufacturer of aerospace systems and industrial electronics products. The company underperformed due to a bloated cost structure and disparate non-core businesses. While the company still needs to adjust its cost structure, we are still attracted to its valuation and long-term fundamentals as a European leader and a top global defense electronics company.

Another detractor from performance was BP PLC, the largest oil and gas producer in the United States and fourth largest oil producer in the world. BP's share price declined significantly post the April 2010 Deepwater Horizon explosion and subsequent oil spill into the Gulf of Mexico, and troughed at the end of June 2010. The stock price rallied throughout the third and fourth quarters as the probability of a worst case scenario declined following successful subsea containment operations. The company underwent a material change in top management and organizational restructuring. The company also divested some of its assets to help meet its financial obligations arising from the Gulf of Mexico oil spill. While we believe that BP continues to trade at a significant discount to the value of its assets, it will take some time for the company to regain the trust of its partners, contractors, and the market. While we opportunistically increased our position near the bottom, we have since trimmed our position at recent highs.

In the international equity portion of the portfolio managed by Symphony, the Funds benefited from stock selection in Europe as well as our positions in regions outside the MSCI EAFE benchmark. Our top three performers were Umicore, Jeronimo Martins, and DnB NOR. Our holdings in Canada and Latin America contributed positively as well. For sector allocation, our energy overweight and utilities underweight added to performance, while our information technology overweight hurt performance. Our underweight positions in Royal Dutch Shell, Siemens, and BP also adversely affected relative performance. Given our underweight position in Japan, the strong rise in Japanese yen against the dollar was also a drag on relative performance. Overall, our emphasis on selecting companies with good growth characteristics and sound fundamentals drove outperformance in this period.

Each Fund's overall short equity positions detracted from performance for the period. Among the bucket of short equities, Strayer Education Incorporated contributed most to absolute performance, however, its gains were more than offset by the position in AutoZone Incorporated.

Our covered call writing strategy also detracted from both Fund's performance as stock prices rallied in excess of strike prices. However, given the uncertainty in the future direction of the global markets and the large market rebound, we will continue to utilize this strategy.

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IMPACT OF THE FUNDS' LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Funds relative to the comparative indexes was the Funds' use of financial leverage through the use of bank borrowings. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of the Funds over this reporting period.

RECENT EVENTS CONCERNING THE FUNDS' REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after their inceptions, the Funds issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the weekly auctions for those ARPS began in February 2008 to consistently fail, causing the Funds to pay the so-called "maximum rate" to ARPS shareholders under the terms of the ARPS in the Funds' charter documents. The Funds redeemed their ARPS at par in 2009 and since then have relied upon bank borrowings to create financial leverage.

During 2010, certain Nuveen leveraged closed-end funds (including these Funds) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds' officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds' ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee's recommendation.

Subsequently, the funds that received demand letters (including these Funds) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the "Cook County Chancery Court") on February 18, 2011 (the "Complaint"). The Complaint, filed on behalf of purported holders of each fund's common shares, also name Nuveen Asset Management as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the "Defendants"). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached

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their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs' costs and disbursements in pursuing the action. Nuveen Asset Management believes that the Complaint is without merit, and intends to defend vigorously against these charges.

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Common Share Distribution
and Share Price Information

The following information regarding your Fund's distributions is current as of December 31, 2010, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the twelve-month reporting period, the Funds did not make any changes to their quarterly distribution to common shareholders. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Funds employ financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but—as noted earlier—also increases the variability of common shareholders' net asset value per share in response to changing market conditions.

Each Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  Each Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual common share returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall

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is offset during other time periods over the life of your investment (previous or subsequent) when a Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding each Fund's common share distributions and total return performance for the twelve months ended December 31, 2010. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet each Fund's distributions.

As of 12/31/10 (Common Shares)	JPC	JQC
Inception date	3/26/03	6/25/03
Calendar year ended December 31, 2010:
Per share distribution:
From net investment income	$0.57	$0.60
From long-term capital gains	0.00	0.00
From short-term capital gains	0.00	0.00
Return of capital	0.11	0.10
Total per share distribution	$0.68	$0.70
Distribution rate on NAV	7.07%	6.91%
Average annual total returns:
1-Year on NAV	21.06%	21.02%
5-Year on NAV	1.05%	1.92%
Since inception on NAV	3.72%	3.80%

Common Share Repurchases and Share Price Information

As of December 31, 2010, and since the inception of the Funds' repurchase program, the Funds have cumulatively repurchased and retired shares of their common stock as shown in the accompanying table.

Fund	Common Shares Repurchased and Retired	% of Outstanding Common Shares
JPC	2,123,250	2.2%
JQC	3,419,395	2.5%

Nuveen Investments

During the twelve-month reporting period, the Funds' common shares were repurchased and retired at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

Fund	Common Shares Repurchased and Retired	Weighted Average Price Per Common Share Repurchased and Retired	Weighted Average Discount Per Common Share Repurchased and Retired
JPC	485,500	$7.77	14.20%
JQC	999,820	$8.18	14.30%

At December 31, 2010, the Funds' common share prices were trading at (–) discounts to their common share NAVs as shown in the accompanying table.

Fund	12/31/10 (–) Discount	Twelve-Month Average (–) Discount
JPC	-13.20%	-12.16%
JQC	-13.13%	-12.72%

Nuveen Investments

Fund Snapshot

Common Share Price	$8.35
Common Share Net Asset Value (NAV)	$9.62
Premium/(Discount) to NAV	-13.20%
Current Distribution Rate[1]	8.14%
Net Assets Applicable to Common Shares ($000)	$938,844

Average Annual Total Return

(Inception 3/26/03)

	On Share Price	On NAV
1-Year	21.28%	21.06%
5-Year	2.90%	1.05%
Since Inception	2.27%	3.72%

Portfolio Composition

(as a % of total investments)2,4

Commercial Banks	13.6%
Insurance	13.4%
Real Estate	8.3%
Oil, Gas & Consumable Fuels	5.6%
Media	5.4%
Diversified Financial Services	3.9%
Metals & Mining	3.5%
Capital Markets	3.2%
Pharmaceuticals	2.2%
Diversified Telecommunication Services	2.2%
Food Products	2.2%
Health Care Providers & Services	2.0%
Hotels, Restaurants & Leisure	1.7%
Communications Equipment	1.5%
Semiconductors & Equipment	1.3%
Energy Equipment & Services	1.3%
IT Services	1.3%
Aerospace & Defense	1.2%
Chemicals	1.2%
Multi-Utilities	1.2%
Short-Term Investments	4.0%
Other	19.8%

Country Allocation

(as a % of total investments)2,4

United States	70.7%
Canada	4.4%
United Kingdom	4.3%
Netherlands	3.4%
Bermuda	3.0%
France	2.4%
Japan	2.0%
Other	9.8%

Top Five Issuers

(as a % of total investments)3,4

Wachovia Corporation	1.9%
Deutsche Bank AG	1.8%
Union Planters Corporation	1.4%
Partners Re Limited	1.4%
Commonwealth REIT	1.3%

JPC

Performance

OVERVIEW

Nuveen Multi-Strategy Income and Growth Fund

  as of December 31, 2010

Portfolio Allocation (as a % of total investments)2,4

2009-2010 Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Excluding common stocks sold short and investments in derivatives.

3 Excluding short-term investments, common stocks sold short and investments in derivatives.

4 Holdings are subject to change.

5 Rounds to less than 0.1%.

Nuveen Investments

JQC

Performance

OVERVIEW

Nuveen Multi-Strategy Income and Growth Fund 2

  as of December 31, 2010

Portfolio Allocation (as a % of total investments)2,4

2009-2010 Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Excluding common stocks sold short and investments in derivatives.

3 Excluding short-term investments, common stocks sold short and investments in derivatives.

4 Holdings are subject to change.

5 Rounds to less than 0.1%.

Fund Snapshot

Common Share Price	$8.80
Common Share Net Asset Value (NAV)	$10.13
Premium/(Discount) to NAV	-13.13%
Current Distribution Rate[1]	7.95%
Net Assets Applicable to Common Shares ($000)	$1,388,235

Average Annual Total Return

(Inception 6/25/03)

	On Share Price	On NAV
1-Year	24.26%	21.02%
5-Year	3.67%	1.92%
Since Inception	2.36%	3.80%

Portfolio Composition

(as a % of total investments)2,4

Insurance	14.3%
Commercial Banks	13.7%
Real Estate	7.7%
Media	5.2%
Oil, Gas & Consumable Fuels	5.2%
Metals & Mining	3.6%
Capital Markets	3.6%
Diversified Financial Services	2.8%
Diversified Telecommunication Services	2.3%
Electric Utilities	2.3%
Pharmaceuticals	2.2%
Food Products	2.0%
Health Care Providers & Services	1.9%
Hotels, Restaurants & Leisure	1.6%
Communications Equipment	1.5%
Investment Companies	1.4%
IT Services	1.3%
Semiconductors & Equipment	1.3%
Energy Equipment & Services	1.3%
Chemicals	1.2%
Short-Term Investments	3.8%
Other	19.8%

Country Allocation

(as a % of total investments)2,4

United States	69.3%
United Kingdom	7.3%
Canada	3.8%
Netherlands	3.6%
Bermuda	2.8%
France	2.5%
Japan	2.1%
Other	8.6%

Top Five Issuers

(as a % of total investments)3,4

Deutsche Bank AG	1.7%
Comcast Corporation	1.6%
Aegon N.V.	1.4%
ING Groep N.V.	1.3%
Partners Re Limited	1.2%

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Nuveen Multi-Strategy Income and Growth Fund
Nuveen Multi-Strategy Income and Growth Fund 2

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Multi-Strategy Income and Growth Fund and Nuveen Multi-Strategy Income and Growth Fund 2 (the "Funds") as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Multi-Strategy Income and Growth Fund and Nuveen Multi-Strategy Income and Growth Fund 2 at December 31, 2010, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 25, 2011

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund

Portfolio of INVESTMENTS

  December 31, 2010

Shares	Description (1)	Value
	Common Stocks – 35.4% (27.4% of Total Investments)
	Aerospace & Defense – 1.1%
29,962	Aveos Fleet Performance Inc., (2), (16)	$314,601
11,280	Boeing Company	736,133
2,220	Esterline Technologies Corporation, (2)	152,270
98,500	Finmeccanica SPA	1,119,475
3,475	GeoEye, Inc., (2)	147,305
2,540	L-3 Communications Holdings, Inc.	179,045
54,176	Lockheed Martin Corporation, (3)	3,787,444
3,090	Orbital Sciences Corporation	52,932
97,550	Thales S.A.	3,413,373
2,340	United Technologies Corporation	184,205
	Total Aerospace & Defense	10,086,783
	Air Freight & Logistics – 0.1%
8,500	United Parcel Service, Inc., Class B	616,930
	Airlines – 0.0%
13,960	Hawaiian Holdings Inc., (2)	109,446
	Auto Components – 0.2%
7,310	Cooper Tire & Rubber	172,370
5,710	Goodyear Tire & Rubber Company, (2)	67,664
31,020	Johnson Controls, Inc.	1,184,964
5,840	TRW Automotive Holdings Corporation, (2)	307,768
	Total Auto Components	1,732,766
	Automobiles – 0.4%
63,589	Honda Motor Company Limited	2,518,027
1,008	Toyota Motor Corporation, Sponsored ADR	79,259
25,580	Toyota Motor Corporation	1,014,504
	Total Automobiles	3,611,790
	Beverages – 0.7%
220,983	Coca-Cola Amatil Limited	2,454,593
21,881	Coca-Cola Femsa SAB de CV	1,803,651
25,640	Coca-Cola Company	1,686,343
15,005	Dr. Pepper Snapple Group	527,576
8,490	Molson Coors Brewing Company, Class B	426,113
	Total Beverages	6,898,276
	Biotechnology – 0.2%
12,410	Amgen Inc., (2)	681,309
6,140	Biogen Idec Inc., (2)	411,687
6,450	BioMarin Pharmaceutical Inc., (2)	173,699
2,570	Celgene Corporation, (2)	151,990
5,285	Cubist Pharmaceuticals Inc., (2)	113,099
6,450	Geron Corporation, (2)	33,347
14,270	Gilead Sciences, Inc., (2)	517,145

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Value
	Biotechnology (continued)
4,530	Incyte Pharmaceuticals Inc., (2)	$75,017
11,461	Nabi Biopharmaceuticals, (2)	66,359
11,160	PDL Biopahrma Inc.	69,527
	Total Biotechnology	2,293,179
	Building Products – 0.1%
36,123	Masonite Worldwide Holdings, (2)	1,255,274
	Capital Markets – 0.5%
3,130	Affiliated Managers Group Inc., (2)	310,559
3,410	Ameriprise Financial, Inc.	196,246
2,810	Artio Global Investors Inc.	41,448
4,380	Calamos Asset Management, Inc. Class A	61,320
6,310	Invesco LTD	151,819
15,455	Legg Mason, Inc.	560,553
4,720	T. Rowe Price Group Inc.	304,629
45,240	UBS AG	742,710
111,272	UBS AG, (2), (3)	1,832,650
	Total Capital Markets	4,201,934
	Chemicals – 1.0%
15,060	Celanese Corporation, Series A	620,020
680	CF Industries Holdings, Inc.	91,902
2,720	Intrepid Potash Inc., (2)	101,429
80,252	Kuraray Company Limited	1,150,552
3,060	Minerals Technologies Inc.	200,155
16,750	Mosaic Company	1,279,030
27,125	Nitto Denko Corporation	1,277,905
8,120	Potash Corporation of Saskatchewan	1,261,324
2,630	PPG Industries, Inc.	221,104
1,387	Shin-Etsu Chemical Company Limited, ADR, (16)	75,246
5,630	Solutia Inc., (2)	129,940
49,607	Umicore	2,580,000
3,410	Westlake Chemical Corporation	148,233
	Total Chemicals	9,136,840
	Commercial Banks – 2.4%
71,973	Associated Banc-Corp.	1,090,391
77,919	Banco Itau Holdings Financeira, S.A., Sponsred ADR	1,870,835
81,280	Banco Santander Central Hispano S.A.	1,105,408
87,249	Banco Santander Central Hispano S.A., ADR	924,332
12,100	BNP Paribas SA	769,817
14,590	Canadian Imperial Bank of Commerce	1,149,386
6,300	Columbia Banking Systems Inc.	132,678
9,496	Commerce Bancshares Inc.	377,276
6,765	Community Bank System Inc.	187,864
199,562	DnB NOR ASA	2,801,026
7,810	East West Bancorp Inc.	152,686
5,090	First Financial Bancorp.	94,063
76,091	Hang Seng Bank	1,249,127
156,530	HSBC Holdings PLC	1,588,982
6,510	M&T Bank Corporation	566,696
91,571	Mitsubishi UFJ Financial Group, Inc., ADR	495,131
298,117	Mizuho Financial Group	561,792
14,800	Societe Generale	795,441
83,163	Standard Chartered PLC	2,237,272
14,845	Sumitomo Mitsui Financial Group	528,781
11,373	Sumitomo Trust & Banking Company, ADR, (16)	72,105

Nuveen Investments

Shares	Description (1)	Value
	Commercial Banks (continued)
26,000	Toronto-Dominion Bank	$1,941,567
28,290	U.S. Bancorp	762,981
2,180	UMB Financial Corporation	90,296
10,830	Umpqua Holdings Corporation	131,909
15,430	Wells Fargo & Company	478,176
	Total Commercial Banks	22,156,018
	Commercial Services & Supplies – 0.4%
27,660	Aggreko PLC	639,108
1,390	Clean Harbors, Inc., (2)	116,871
10,615	Republic Services, Inc.	316,964
4,047	Stericycle Inc., (2)	327,483
253,300	Toppan Printing Company Limited	2,314,923
4,170	Waste Management, Inc.	153,748
	Total Commercial Services & Supplies	3,869,097
	Communications Equipment – 0.4%
1,970	Comtech Telecom Corporation	54,628
2,465	Interdigital Inc., (2)	102,643
76,620	Nokia Oyj	792,478
122,442	Nokia Corporation, ADR, (3)	1,263,601
6,410	Plantronics Inc.	238,580
27,520	QUALCOMM, Inc.	1,361,965
	Total Communications Equipment	3,813,895
	Computers & Peripherals – 0.5%
11,771	Apple, Inc., (2)	3,796,854
4,250	Network Appliance Inc., (2)	233,580
5,590	SanDisk Corporation, (2)	278,717
1,075	Western Digital Corporation, (2)	36,443
	Total Computers & Peripherals	4,345,594
	Construction & Engineering – 0.1%
27,130	Royal Boskalis Westminster NV	1,294,261
2,286	Shaw Group Inc., (2)	78,250
	Total Construction & Engineering	1,372,511
	Consumer Finance – 0.0%
11,140	Discover Financial Services	206,424
	Containers & Packaging – 0.0%
10,930	Boise Inc.	86,675
1,422	Rock-Tenn Company	76,717
	Total Containers & Packaging	163,392
	Diversified Consumer Services – 0.0%
670	Coinstar Inc., (2)	37,815
3,800	Sothebys Holdings Inc.	171,000
	Total Diversified Consumer Services	208,815
	Diversified Financial Services – 0.1%
850	CME Group, Inc.	273,488
3,072	Guoco Group Ltd, ADR, (16)	82,207
52,000	Guoco Group Ltd	690,408
4,300	Nasdaq Stock Market, Inc., (2)	101,953
	Total Diversified Financial Services	1,148,056

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Value
	Diversified Telecommunication Services – 0.8%
6,870	CenturyLink Inc.	$317,188
37,500	KT Corporation, Sponsored ADR	780,000
167,667	Nippon Telegraph and Telephone Corporation, ADR, (3)	3,846,281
1,455,000	Telecom Italia S.p.A	1,578,785
2,884	Telus Corporation	125,627
19,820	Verizon Communications Inc.	709,160
	Total Diversified Telecommunication Services	7,357,041
	Electric Utilities – 1.0%
150,790	Centrais Electricas Brasileiras S.A., PFD B ADR	2,512,161
9,710	DPL Inc.	249,644
14,780	Duke Energy Corporation	263,232
2,320	Edison International	89,552
9,648	Electricite de France S.A., ADR, (16)	80,078
26,600	Electricite de France S.A.	1,091,072
16,851	Exelon Corporation	701,676
152,632	Korea Electric Power Corporation, Sponsored ADR, (3)	2,062,058
15,080	Northeast Utilities	480,750
3,127	PNM Resources Inc.	40,714
4,650	Portland General Electric Company	100,905
12,710	Progress Energy, Inc.	552,631
18,620	Southern Company	711,843
4,870	UIL Holdings Corporation	145,905
	Total Electric Utilities	9,082,221
	Electrical Equipment – 0.9%
51,392	ABB Limited, ADR	1,153,750
67,689	ABB Limited	1,507,981
18,500	Areva CI	902,337
9,515	GrafTech International Ltd, (2)	188,778
25,613	Nidec Corporation	2,590,008
2,710	Rockwell Automation, Inc.	194,334
53,350	Sensata Techologies Holdings	1,606,369
	Total Electrical Equipment	8,143,557
	Electronic Equipment & Instruments – 0.4%
6,800	Daktronics Inc.	108,256
2,570	FLIR Systems Inc., (2)	76,458
59,801	Hoya Corporation	1,452,489
8,170	Ingram Micro, Inc., Class A, (2)	155,965
125,982	Nippon Electric Glass Company Limited	1,818,585
10,290	Power One Inc, (2)	104,958
1,459	Tech Data Corporation, (2)	64,225
	Total Electronic Equipment & Instruments	3,780,936
	Energy Equipment & Services – 0.7%
75,240	ACERGY S.A., ADR	1,843,912
126,281	AMEC PLC	2,264,173
718	Baker Hughes Incorporated	41,048
9,455	Cooper Cameron Corporation, (2)	479,652
4,865	FMC Technologies Inc., (2)	432,547
9,265	Halliburton Company	378,290
3,980	Hornbeck Offshore Services Inc.	83,102
7,970	Oil States International Inc., (2)	510,797
10,240	Patterson-UTI Energy, Inc.	220,672
8,010	Schlumberger Limited	668,835
	Total Energy Equipment & Services	6,923,028

Nuveen Investments

Shares	Description (1)	Value
	Food & Staples Retailing – 1.2%
162,921	Jeronimo Martins SGPS	$2,481,909
83,645	Koninklijke Ahold N.V.	1,103,888
118,352	Kroger Co., (3)	2,646,351
97,928	Wal-Mart Stores, Inc., (3)	5,281,257
	Total Food & Staples Retailing	11,513,405
	Food Products – 1.7%
6,330	Archer-Daniels-Midland Company	190,406
6,260	Corn Products International, Inc.	287,960
1,090	Diamond Foods Inc.	57,966
9,020	General Mills, Inc.	321,022
15,070	H.J. Heinz Company	745,362
15,095	Hershey Foods Corporation	711,729
9,550	Kellogg Company	487,814
24,280	Mead Johnson Nutrition Company, Class A Shares	1,511,430
31,966	Nestle S.A.	1,871,806
10,630	Ralcorp Holdings Inc., (2)	691,056
178,887	Smithfield Foods, Inc., (2), (3)	3,690,439
184,736	Tyson Foods, Inc., Class A, (3)	3,181,154
76,130	Unilever PLC, ADR	2,329,968
	Total Food Products	16,078,112
	Gas Utilities – 0.0%
2,640	National Fuel Gas Company	173,237
	Health Care Equipment & Supplies – 0.4%
5,970	Align Technology, Inc., (2)	116,654
2,560	Beckman Coulter, Inc.	192,589
12,250	Becton, Dickinson and Company	1,035,370
1,870	C. R. Bard, Inc.	171,610
2,520	Cooper Companies, Inc.	141,977
5,570	Covidien PLC	254,326
11,740	Edwards Lifesciences Corporation, (2)	949,062
13,220	Hologic Inc., (2)	248,800
5,330	Masimo Corporation	154,943
2,390	Steris Corporation	87,139
1,761	Zimmer Holdings, Inc., (2)	94,530
	Total Health Care Equipment & Supplies	3,447,000
	Health Care Providers & Services – 0.9%
80,533	Aetna Inc., (3)	2,457,062
1,620	Air Methods Corporation, (2)	91,157
30,240	AmerisourceBergen Corporation	1,031,789
2,360	Centene Corporation, (2)	59,802
7,820	Express Scripts, Inc., (2)	422,671
26,233	Fresenius Medical Care, ADR	1,515,434
9,620	HealthSouth Corporation, (2)	199,230
2,740	Humana Inc., (2)	149,988
1,920	Laboratory Corporation of America Holdings, (2)	168,806
9,029	Lincare Holdings	242,248
13,910	McKesson HBOC Inc.	978,986
10,120	Medco Health Solutions, Inc., (2)	620,052
3,337	Omnicare, Inc.	84,726
3,770	Owens and Minor Inc.	110,951
4,920	Quest Diagnostics Incorporated	265,532
	Total Health Care Providers & Services	8,398,434

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure – 0.5%
10,230	Bally Technologies, Inc., (2)	$431,604
40,075	Carnival Corporation	1,863,180
1,650	Chipotle Mexican Grill Inc., (2)	350,889
7,490	Las Vegas Sands, (2)	344,166
2,260	Marriott International, Inc., Class A	93,880
4,250	MGM Mirage Inc., (2)	63,113
2,660	Penn National Gaming, Inc., (2)	93,499
6,800	Royal Caribbean Cruises Limited, (2)	319,600
14,030	Starbucks Corporation	450,784
2,061	Vail Resorts, Inc.	107,254
4,180	YUM! Brands, Inc.	205,029
	Total Hotels, Restaurants & Leisure	4,322,998
	Household Durables – 0.2%
10,990	D.R. Horton, Inc.	131,111
7,220	Lennar Corporation, Class A	135,375
4,855	Meritage Corporation, (2)	107,781
27,250	Newell Rubbermaid Inc.	495,405
201,188	Oriental Weavers Group	1,187,027
3,855	Tempur Pedic International Inc., (2)	154,431
	Total Household Durables	2,211,130
	Household Products – 0.2%
8,890	Colgate-Palmolive Company	714,489
10,190	Kimberly-Clark Corporation	642,378
12,160	Procter & Gamble Company	782,253
	Total Household Products	2,139,120
	Independent Power Producers & Energy Traders – 0.1%
19,190	Constellation Energy Group	587,790
	Industrial Conglomerates – 0.5%
3,850	3M Co	332,255
233,172	Fraser and Neave Limited	1,164,634
22,820	General Electric Company	417,378
14,980	Rheinmetall AG	1,204,469
9,350	Siemens AG, Sponsored ADR	1,158,231
5,340	Textron Inc.	126,238
	Total Industrial Conglomerates	4,403,205
	Insurance – 1.0%
13,384	AFLAC Incorporated	755,259
6,590	Alterra Capital Holdings Limited	142,608
872	Aon Corporation	40,121
6,614	Axis Capital Holdings Limited	237,310
6,870	Delphi Financial Group, Inc.	198,131
20,410	Genworth Financial Inc., Class A, (2)	268,187
42,354	Hannover Rueckversicherung AG	2,271,547
13,210	Hartford Financial Services Group, Inc.	349,933
24,822	Lincoln National Corporation	690,300
1,315	Loews Corporation	51,167
5,759	Marsh & McLennan Companies, Inc.	157,451
14,441	Old Republic International Corporation	196,831
2,030	PartnerRe Limited	163,111
4,610	Primerica Inc.	111,793
14,270	Progressive Corporation	283,545
105,446	Prudential Corporation PLC	1,098,197
3,220	Prudential Financial, Inc.	189,046

Nuveen Investments

Shares	Description (1)	Value
	Insurance (continued)
3,120	Reinsurance Group of America Inc.	$167,575
18,860	Symetra Financial Corporation	258,382
5,260	Tower Group Inc.	134,551
33,560	Willis Group Holdings PLC	1,162,183
5,930	WR Berkley Corporation	162,363
	Total Insurance	9,089,591
	Internet & Catalog Retail – 0.1%
22,990	Expedia, Inc.	576,819
	Internet Software & Services – 0.6%
91,847	eBay Inc., (2), (3)	2,556,102
3,100	Google Inc., Class A, (2)	1,841,307
5,520	IAC/InterActiveCorp., (2)	158,424
5,430	Rackspace Hosting Inc., (2)	170,556
25,145	Tencent Holdings Limited	553,185
	Total Internet Software & Services	5,279,574
	IT Services – 0.4%
7,670	Accenture Limited	371,918
16,590	Automatic Data Processing, Inc.	767,785
5,670	CSG Systems International Inc., (2)	107,390
13,005	International Business Machines Corporation (IBM)	1,908,614
2,110	MasterCard, Inc.	472,872
1,980	Maximus Inc.	129,848
3,721	VeriFone Holdings Inc., (2)	143,482
3,225	Wright Express Corporation, (2)	148,350
	Total IT Services	4,050,259
	Leisure Equipment & Products – 0.0%
6,410	JAKKS Pacific Inc.	116,790
	Life Sciences Tools & Services – 0.1%
7,870	Affymetrix, Inc., (2)	39,586
950	Bio-Rad Laboratories Inc., (2)	98,658
7,780	Life Technologies Corporation, (2)	431,790
6,150	Waters Corporation, (2)	477,917
	Total Life Sciences Tools & Services	1,047,951
	Machinery – 1.0%
4,527	AGCO Corporation, (2)	229,338
4,110	ArvinMeritor Inc., (2)	84,337
2,380	Astecx Industries Inc.	77,136
10,030	Caterpillar Inc.	939,410
1,350	Crane Company	55,445
11,610	Cummins Inc.	1,277,216
3,900	Danaher Corporation	183,963
3,890	Deere & Company	323,065
3,230	Eaton Corporation	327,877
1,180	Kaydon Corporation	48,050
35,991	Kone OYJ	2,000,742
920	Nordson Corporation	84,530
24,590	Oshkosh Truck Corporation, (2)	866,552
7,700	Parker Hannifin Corporation	664,510
15,690	Timken Company	748,884
11,080	Vallourec SA	1,163,768
	Total Machinery	9,074,823

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Value
	Marine – 0.2%
8,660	Genco Shipping and Trading Limited, (2)	$124,704
68,000	Stolt-Nielsen Ltd.	1,660,654
	Total Marine	1,785,358
	Media – 0.6%
14,050	Cablevision Systems Corporation	475,452
32,027	Citadel Broadcasting Corporation, (2)	964,653
23,975	Comcast Corporation, Class A	526,731
20,376	DIRECTV Group, Inc., (2)	813,614
2,495	Madison Square Garden Inc., (2)	64,321
14,297	Metro-Goldwyn-Mayer	339,554
2,669	Philadelphia Newspapers LLC	280,245
16,449	Readers Digest Association Inc., (2), (16)	390,664
10,180	Scripps Networks Interactive, Class A Shares	526,815
1,322	Time Warner Cable, Inc.	87,292
78,450	WPP Group PLC	965,648
	Total Media	5,434,989
	Metals & Mining – 3.4%
31,000	AngloGold Ashanti Limited, Sponsored ADR, (3)	1,526,130
132,868	Barrick Gold Corporation, (3)	7,065,920
44,513	BHP Billiton PLC, ADR	2,060,138
1,310	Cliffs Natural Resources Inc.	102,193
15,995	Freeport-McMoRan Copper & Gold, Inc.	1,920,840
220,631	Gold Fields Limited, Sponsored ADR, (3)	4,000,040
31,200	Ivanhoe Mines Ltd, (2), (3)	715,104
12,590	Kinross Gold Corporation	238,706
1,808	Newcrest Mining Limited, Sponsored ADR, (16)	75,303
18,000	Newcrest Mining Limited	744,517
79,016	Newmont Mining Corporation, (3)	4,853,953
5,010	Noranda Aluminum Hodlings Corporation	73,146
4,977	NovaGold Resources Inc., (2)	71,022
79,000	NovaGold Resources Inc., 144A	1,127,330
52,073	Polyus Gold Company, ADR, (16)	1,887,646
31,660	Rio Tinto Limited	2,767,677
5,310	Steel Dynamics Inc.	97,173
97,730	Sterlite Industries India Ltd., ADR	1,616,454
10,880	Walter Industries Inc.	1,390,899
	Total Metals & Mining	32,334,191
	Multiline Retail – 0.3%
2,905	Dillard's, Inc., Class A	110,216
8,250	Family Dollar Stores, Inc.	410,108
18,880	Macy's, Inc.	477,664
46,951	Next PLC	1,445,725
	Total Multiline Retail	2,443,713
	Multi-Utilities – 0.2%
15,921	Ameren Corporation	448,813
7,970	Consolidated Edison, Inc.	395,073
15,280	Dominion Resources, Inc.	652,762
3,510	Integrys Energy Group, Inc.	170,270
2,480	OGE Energy Corp.	112,939
3,000	Sempra Energy	157,440
5,150	Wisconsin Energy Corporation	303,129
	Total Multi-Utilities	2,240,426
	Office Electronics – 0.1%
23,343	Canon Inc.	1,210,420

Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels – 3.6%
55,413	Arch Coal Inc., (3)	$1,942,780
66,040	BG Group PLC	1,334,399
113,689	Cameco Corporation, (3)	4,590,762
87,118	Chesapeake Energy Corporation, (3)	2,257,227
4,710	Cimarex Energy Company	416,976
1,777	ConocoPhillips	121,014
22,960	Continental Resources Inc., (2)	1,351,196
4,910	Devon Energy Corporation	385,484
66,200	Gazprom OAO, ADR	1,671,550
10,505	Hess Corporation	804,053
6,050	Newfield Exploration Company, (2)	436,266
84,050	Nexen Inc., (3)	1,924,745
4,575	Occidental Petroleum Corporation	448,808
5,947	Petrobras Energia S.A., ADR	156,882
13,500	Petrohawk Energy Corporation, (2)	246,375
10,950	Petroquest Energy Inc., (2)	82,454
1,700,000	PT Medco Energi Internasional TBK	636,792
54,303	Range Resources Corporation, (3)	2,442,549
3,925	Rosetta Resources, Inc., (2)	147,737
87,410	Royal Dutch Shell PLC, Class B, Sponsored ADR	2,882,340
3,300	SM Energy Company	194,469
61,190	StatoilHydro ASA	1,453,447
114,529	StatoilHydro ASA, Sponsored ADR, (3)	2,722,354
7,370	Stone Energy Corporation, (2)	164,277
74,576	Suncor Energy, Inc., (3)	2,855,515
75,160	Tesoro Corporation, (3)	1,393,466
7,825	Total S.A.	414,602
7,600	W&T Offshore Inc.	135,812
840	Whiting Petroleum Corporation, (2)	98,440
1,700	World Fuel Services Corporation	61,472
	Total Oil, Gas & Consumable Fuels	33,774,243
	Paper & Forest Products – 0.0%
4,570	Domtar Corporation	346,954
	Personal Products – 0.0%
1,570	Medifast, Inc.	45,342
11,520	Prestige Brands Holdings Inc.	137,664
	Total Personal Products	183,006
	Pharmaceuticals – 2.0%
21,000	AstraZeneca Group, Sponsored ADR, (3)	969,990
27,280	AstraZeneca Group	1,242,792
23,048	Bristol-Myers Squibb Company	610,311
73,977	Eli Lilly and Company, (3)	2,592,154
40,200	Forest Laboratories, Inc., (2), (3)	1,285,596
4,700	Hospira Inc., (2)	261,743
26,450	Johnson & Johnson	1,635,933
21,236	Novartis AG	1,248,041
12,720	Novo Nordisk A/S	1,434,351
5,135	Perrigo Company	325,200
172,492	Pfizer Inc., (3)	3,020,335
20,817	Sanofi-Aventis, S.A.	1,331,080
24,490	Teva Pharmaceutical Industries Limited, Sponsored ADR	1,276,664
2,700	Warner Chilcott Limited, (2)	60,912
21,780	Watson Pharmaceuticals Inc., (2)	1,124,937
	Total Pharmaceuticals	18,420,039

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Value
	Professional Services – 0.0%
2,710	Acacia Research, (2)	$70,297
1,580	Towers Watson & Company, Class A Shares	82,255
	Total Professional Services	152,552
	Real Estate – 0.6%
9,870	Annaly Capital Management Inc.	176,870
30,060	Apartment Investment & Management Company, Class A	776,750
7,490	Boston Properties, Inc.	644,889
7,160	Camden Property Trust	386,497
5,230	Digital Realty Trust Inc.	269,554
11,180	Duke Realty Corporation	139,303
2,830	Equity Lifestyles Properties Inc.	158,282
1,430	Essex Property Trust Inc.	163,335
2,200	Home Properties New York, Inc.	122,078
8,950	Inland Real Estate Corporation	78,760
5,670	LaSalle Hotel Properties	149,688
1,700	Mid-America Apartment Communities	107,933
6,220	Parkway Properties Inc.	108,974
2,362	PS Business Parks Inc.	131,611
5,770	Ramco-Gershenson Properties Trust	71,837
11,030	Rayonier Inc.	579,296
2,909	Simon Property Group, Inc.	289,416
2,450	Taubman Centers Inc.	123,676
4,460	Walter Investment Management Corporation	80,012
111,300	Westfield Group	1,090,565
111,300	Westfield Realty Trust	292,563
	Total Real Estate	5,941,889
	Real Estate Management & Development – 0.2%
67,160	Brookfield Properties Corporation	1,186,090
119,956	Hysan Development Company	566,383
	Total Real Estate Management & Development	1,752,473
	Road & Rail – 0.2%
3,780	Genesee & Wyoming Inc.	200,151
7,270	Hertz Global Holdings Inc., (2)	105,342
12,140	Kansas City Southern Industries, (2)	581,020
4,070	Norfolk Southern Corporation	255,677
3,450	Union Pacific Corporation	319,677
165	West Japan Railway Company	616,794
	Total Road & Rail	2,078,661
	Semiconductors & Equipment – 0.6%
46,880	ASM Lithography Holding NV	1,810,462
9,675	Broadcom Corporation, Class A	421,346
23,410	Cypress Semiconductor Corporation, (2)	434,958
35,510	Intel Corporation	746,775
23,350	KLA-Tencor Corporation	902,244
27,080	Marvell Technology Group Ltd, (2)	502,334
12,110	Micron Technology, Inc., (2)	97,122
11,930	Novellus Systems, Inc., (2)	385,578
11,100	ON Semiconductor Corporation, (2)	109,668
15,310	Silicon Image, Inc., (2)	112,529
	Total Semiconductors & Equipment	5,523,016
	Software – 0.5%
1,690	Advent Software Inc., (2)	97,885
5,240	Ansys Inc., (2)	272,847

Nuveen Investments

Shares	Description (1)	Value
	Software (continued)
4,550	CommVault Systems, Inc., (2)	$130,221
2,850	Manhattan Associates Inc., (2)	87,039
82,102	Microsoft Corporation, (3)	2,292,288
21,690	Oracle Corporation	678,897
10,530	Rovi Corporation, (2)	652,965
3,755	Salesforce.com, Inc., (2)	495,660
3,510	VirnetX Holding Corporation	52,124
	Total Software	4,759,926
	Specialty Retail – 0.3%
6,750	Advance Auto Parts, Inc.	446,513
1,691	Best Buy Co., Inc.	57,984
1,230	Guess Inc.	58,204
7,600	Home Depot, Inc.	266,456
13,650	Industria de Diseno Textil SA, Inditex	1,022,015
3,280	PetSmart Inc.	130,610
32,300	Williams-Sonoma Inc.	1,152,787
	Total Specialty Retail	3,134,569
	Textiles, Apparel & Luxury Goods – 0.5%
70,570	Burberry Group PLC	1,236,688
2,290	Deckers Outdoor Corporation, (2)	182,605
4,630	Fossil Inc., (2)	326,322
13,340	Liz Claiborne, Inc.	95,514
9,710	LVMH Moet Hennessy	1,597,280
455,455	Yue Yuen Industrial Holdings Limited	1,634,827
	Total Textiles, Apparel & Luxury Goods	5,073,236
	Thrifts & Mortgage Finance – 0.0%
13,580	New York Community Bancorp Inc.	255,982
11,070	People's United Financial, Inc.	155,090
	Total Thrifts & Mortgage Finance	411,072
	Tobacco – 0.4%
24,480	Altria Group, Inc.	602,697
33,910	British American Tobacco PLC	1,302,428
1,160	Lorillard Inc.	95,189
14,795	Philip Morris International	865,950
14,760	Reynolds American Inc.	481,470
	Total Tobacco	3,347,734
	Trading Companies & Distributors – 0.4%
3,090	Applied Industrial Technologies Inc.	100,362
193,464	Mitsui & Company Limited	3,195,408
	Total Trading Companies & Distributors	3,295,770
	Wireless Telecommunication Services – 0.4%
9,722	Millicom International Cellular S.A.	933,799
19,414	Millicom International Cellular S.A.	1,855,977
4,123	Turkcell Iletisim Hizmetleri A.S., ADR	70,626
460,240	Vodafone Group PLC	1,189,713
	Total Wireless Telecommunication Services	4,050,115
	Total Common Stocks (cost $284,056,098)	332,718,393

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Coupon	Ratings (4)	Value
	Convertible Preferred Securities – 1.9% (1.5% of Total Investments)
	Automobiles – 0.2%
40,750	Ford Motor Company Capital Trust II, Convertible	6.500%	B1	$2,113,295
	Capital Markets – 0.1%
7,200	Affiliated Managers Group Inc., Convertible Bond	5.100%	BB	361,350
5,800	AMG Capital Trust II, Convertible Bond	5.150%	BB	233,813
	Total Capital Markets			595,163
	Commercial Banks – 0.8%
3,500,000	Credit Suisse AG	7.875%	BBB+	3,578,750
5,150	Fifth Third Bancorp, Convertible Bond	8.500%	Ba1	765,239
2,750	Wells Fargo & Company, Convertible Bond	7.500%	A-	2,751,513
	Total Commercial Banks			7,095,502
	Communications Equipment – 0.3%
2,775	Lucent Technologies Capital Trust I	7.750%	B3	2,458,650
	Diversified Financial Services – 0.2%
2,550	Bank of America Corporation	7.250%	BB+	2,440,274
	Food Products – 0.1%
5,300	Bunge Limited, Convertible Bonds	4.875%	Ba1	493,563
	Health Care Providers & Services – 0.0%
8,350	Omnicare Capital Trust II, Series B	4.000%	B	323,145
	Independent Power Producers & Energy Traders – 0.0%
8,250	AES Trust III, Convertible Preferred	6.750%	B	404,250
	Insurance – 0.1%
5,150	Aspen Insurance Holdings Limited	5.625%	BBB-	282,890
4,000	Reinsurance Group of America Inc.	5.750%	BBB	280,680
	Total Insurance			563,570
	Oil, Gas & Consumable Fuels – 0.1%
400	El Paso Corporation,144A	4.990%	B	470,600
300	El Paso Corporation	4.990%	B	352,949
	Total Oil, Gas & Consumable Fuels			823,549
	Real Estate – 0.0%
9,933	Commonwealth REIT, Convertible Debt	6.500%	Baa3	216,836
	Road & Rail – 0.0%
250	Kansas City Southern Industries Inc.	5.125%	B-	400,062
	Total Convertible Preferred Securities (cost $16,468,923)			17,927,859
Shares	Description (1)	Coupon	Ratings (4)	Value
	$25 Par (or similar) Preferred Securities – 31.2% (24.1% of Total Investments)
	Capital Markets – 3.0%
91,000	Ameriprise Financial, Inc.	7.750%	A	$2,425,150
70,437	BNY Capital Trust V, Series F	5.950%	A1	1,758,108
95,044	Credit Suisse	7.900%	A3	2,545,278
886,930	Deutsche Bank Capital Funding Trust II	6.550%	BBB	20,532,430
8,000	Deutsche Bank Capital Funding Trust IX	6.625%	BBB	184,160
20,300	Goldman Sachs Group Inc., Series 2004-4 (CORTS)	6.000%	A3	453,705
8,000	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A3	179,040
1,000	Goldman Sachs Group Inc.	6.125%	A	23,150

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (4)	Value
	Capital Markets (continued)
600	Morgan Stanley Capital Trust III	6.250%	Baa2	$13,452
2,700	Morgan Stanley Capital Trust IV	6.250%	Baa2	61,560
	Total Capital Markets			28,176,033
	Commercial Banks – 3.7%
396,700	Banco Santander Finance	10.500%	A-	11,052,062
14,600	Barclays Bank PLC	7.750%	A-	371,132
36,900	Barclays Bank PLC	7.100%	A+	919,917
59,300	BB&T Capital Trust VI	9.600%	Baa1	1,713,770
73,300	BB&T Capital Trust VII	8.100%	Baa1	2,015,017
108,000	Cobank Agricultural Credit Bank, 144A	7.000%	N/R	4,873,500
31,000	Cobank Agricultural Credit Bank	11.000%	A	1,663,345
2,000,000	HSBC Bank PLC	1.000%	A	1,225,000
277,329	HSBC Finance Corporation	6.875%	A	7,038,610
16,200	HSBC Holdings PLC	8.000%	A-	431,730
22,700	HSBC Holdings PLC	6.200%	A-	519,830
79,592	Merrill Lynch Preferred Capital Trust V	7.280%	Baa3	1,950,004
500,000	National Australia Bank	8.000%	A+	536,800
400	National City Capital Trust II	6.625%	BBB	9,992
	Total Commercial Banks			34,320,709
	Diversified Financial Services – 2.6%
5,400	Citigroup Capital Trust XII	8.500%	BB+	142,884
125,768	Citigroup Capital XIII	7.875%	BB+	3,384,417
16,300	Citigroup Capital XVII	6.350%	BB+	371,803
32,600	Countrywide Capital Trust IV	6.750%	Baa3	772,620
644,975	ING Groep N.V.	7.050%	Ba1	14,737,679
114,469	JPMorgan Chase Capital Trust XI	5.875%	A2	2,787,320
38,700	JPMorgan Chase Capital Trust XXIX	6.700%	A2	988,398
800	MBNA Corporation, Capital Trust	8.125%	Baa3	20,240
36,250	Merrill Lynch Capital Trust II	6.450%	Baa3	801,125
	Total Diversified Financial Services			24,006,486
	Diversified Telecommunication Services – 0.5%
27,599	BellSouth Capital Funding (CORTS)	7.120%	A	704,638
162,040	Telephone and Data Systems Inc.	6.875%	Baa2	4,026,694
	Total Diversified Telecommunication Services			4,731,332
	Electric Utilities – 0.2%
59,800	Entergy Texas Inc.	7.875%	BBB+	1,648,686
	Food Products – 0.2%
25,000	Dairy Farmers of America Inc, 144A	7.875%	BBB-	2,231,250
	Insurance – 5.2%
624,430	Aegon N.V.	6.375%	BBB	13,512,665
16,100	Allianz SE	8.375%	A+	424,135
6,500	Arch Capital Group Limited, Series B	7.875%	BBB	166,205
340,999	Arch Capital Group Limited	8.000%	BBB	8,695,475
70,457	Assured Guaranty Municipal Holdings	6.250%	A+	1,498,620
277,157	EverestRe Capital Trust II	6.200%	Baa1	6,169,515
640,974	PartnerRe Limited, Series C	6.750%	BBB+	15,767,960
64,810	PLC Capital Trust III	7.500%	BBB	1,630,620
5,800	PLC Capital Trust IV	7.250%	BBB	144,420
2,000	RenaissanceRe Holdings Limited, Series C	6.080%	BBB+	45,480
32,400	RenaissanceRe Holdings Limited, Series D	6.600%	BBB+	798,012
	Total Insurance			48,853,107

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Coupon		Ratings (4)	Value
	Media – 4.4%
464,395	CBS Corporation	6.750%		BBB-	$11,735,262
481,431	Comcast Corporation	7.000%		BBB+	12,180,204
97,000	Comcast Corporation	6.625%		BBB+	2,468,650
577,046	Viacom Inc.	6.850%		BBB+	14,645,427
	Total Media				41,029,543
	Multi-Utilities – 1.1%
216,300	Dominion Resources Inc.	8.375%		BBB	6,129,942
158,561	Xcel Energy Inc.	7.600%		BBB	4,349,328
	Total Multi-Utilities				10,479,270
	Oil, Gas & Consumable Fuels – 1.1%
427,648	Nexen Inc.	7.350%		BB+	10,781,006
	Real Estate – 9.2%
632,300	Commomwealth REIT	7.125%		Baa3	15,257,399
98,785	Developers Diversified Realty Corporation, Series G	8.000%		Ba1	2,460,734
1,400	Harris Preferred Capital Corporation, Series A	7.375%		A-	35,294
340,287	Kimco Realty Corporation, Series F	6.650%		Baa2	8,354,046
109,832	Kimco Realty Corporation, Series G	7.750%		Baa2	2,899,565
35,862	Kimco Realty Corporation, Series H	6.900%		Baa2	864,274
40,882	Prologis Trust, Series C	8.540%		Baa3	2,271,506
216,310	Public Storage, Inc.	6.750%		BBB+	5,466,154
33,774	Public Storage, Inc., Series C	6.600%		BBB+	828,814
43,700	Public Storage, Inc., Series E	6.750%		BBB+	1,088,130
9,359	Public Storage, Inc., Series H	6.950%		BBB+	235,472
205,058	Realty Income Corporation	6.750%		Baa2	5,028,022
111,971	Regency Centers Corporation	7.450%		Baa3	2,837,345
103,728	Vornado Realty LP	7.875%		BBB	2,766,426
857,862	Wachovia Preferred Funding Corporation	7.250%		A-	21,952,689
583,830	Weingarten Realty Trust, Preferred Securities	6.750%		Baa3	14,099,495
	Total Real Estate				86,445,365
	Wireless Telecommunication Services – 0.0%
848	Telephone and Data Systems Inc.	7.600%		Baa2	21,378
	Total $25 Par (or similar) Preferred Securities (cost $295,868,708)				292,724,165
Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Variable Rate Senior Loan Interests – 6.5% (5.0% of Total Investments) (6)
	Aerospace & Defense – 0.1%
$574	DAE Aviation Holdings, Inc., Term Loan B1	4.040%	7/31/14	B	$568,724
555	DAE Aviation Holdings, Inc., Term Loan B2	4.040%	7/31/14	B	549,290
1,129	Total Aerospace & Defense				1,118,014
	Airlines – 0.1%
965	Delta Air Lines, Inc., Term Loan	3.539%	4/30/14	B	937,106
	Automobiles – 0.1%
915	Ford Motor Company, Term Loan	3.026%	12/15/13	Baa3	913,003
	Biotechnology – 0.1%
900	Grifols, Term Loan, WI/DD	TBD	TBD	BB	911,625

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Communications Equipment – 0.3%
$1,969	Avaya, Inc., Term Loan	3.034%	10/24/14	B1	$1,866,230
867	Intelsat, Term Loan, WI/DD	TBD	TBD	B1	876,259
2,836	Total Communications Equipment				2,742,489
	Containers & Packaging – 0.1%
150	Reynolds Group Holdings, Inc., Term Loan A	6.250%	8/06/15	Ba3	150,581
900	Reynolds Group Holdings, Inc., Term Loan D	6.500%	5/05/16	Ba3	909,997
1,050	Total Containers & Packaging				1,060,578
	Diversified Consumer Services – 0.1%
958	Cengage Learning Acquisitions, Inc., Term Loan	2.550%	7/03/14	B+	903,257
	Diversified Financial Services – 0.1%
1,036	Pinafore LLC, Term Loan	6.250%	9/29/16	BB	1,051,769
	Electric Utilities – 0.2%
141	Calpine Corporation, DIP Term Loan	3.145%	3/29/14	B+	140,934
968	TXU Corporation, Term Loan B2	3.764%	10/10/14	B2	749,427
1,335	TXU Corporation, Term Loan B3	3.764%	10/10/14	B2	1,032,504
2,444	Total Electric Utilities				1,922,865
	Electrical Equipment – 0.0%
231	Allison Transmission Holdings, Inc., Term Loan	3.027%	8/07/14	B	225,903
	Food Products – 0.2%
180	Darling International, Inc., Term Loan	5.000%	12/17/16	BB+	181,800
900	NBTY, Inc., Term Loan	6.250%	10/01/17	BB-	913,872
998	Pierre Foods, Inc., Term Loan	7.001%	9/30/16	B+	994,590
2,078	Total Food Products				2,090,262
	Health Care Providers & Services – 0.5%
44	Community Health Systems, Inc., Delayed Term Loan	2.544%	7/25/14	BB	42,712
441	Community Health Systems, Inc., Extended Term Loan	3.794%	1/25/17	BB	440,327
879	Community Health Systems, Inc., Term Loan	2.544%	7/25/14	BB	858,511
750	HCA, Inc., Tranche B1, Term Loan	2.553%	11/18/13	BB	743,625
181	IASIS Healthcare LLC, Delayed Term Loan	2.261%	3/14/14	Ba2	177,230
49	IASIS Healthcare LLC, Letter of Credit	2.261%	3/14/14	Ba2	48,473
523	IASIS Healthcare LLC, Term Loan	2.261%	3/14/14	Ba2	512,042
981	Select Medical Corporation, Term Loan B2	2.284%	2/24/12	Ba2	973,984
585	Select Medical Corporation, Term Loan	2.284%	2/24/12	Ba2	578,911
4,433	Total Health Care Providers & Services				4,375,815
	Hotels, Restaurants & Leisure – 0.7%
1,350	Burger King Corporation, Term Loan B	6.250%	10/19/16	BB-	1,371,335
1,424	CCM Merger, Inc., Term Loan B	8.500%	7/13/12	BB-	1,428,446
507	Harrah's Operating Company, Inc., Term Loan B2	3.288%	1/28/15	B	460,042
134	Travelport LLC, Letter of Credit	4.803%	8/21/15	Ba3	127,398
669	Travelport LLC, Term Loan	4.963%	8/21/15	Ba2	634,924
509	Venetian Casino Resort LLC, Delayed Term Loan	3.030%	11/23/16	B1	490,926
1,758	Venetian Casino Resort LLC, Tranche B, Term Loan	3.030%	11/23/16	B1	1,694,667
6,351	Total Hotels, Restaurants & Leisure				6,207,738
	IT Services – 0.5%
731	First Data Corporation, Term Loan B1	3.011%	9/24/14	B+	675,807
483	Infor Global Solutions Intermediate Holdings, Ltd., Delayed Term Loan	4.020%	7/28/12	B+	462,559
819	Infor Global Solutions Intermediate Holdings, Ltd., Extended Delayed Draw Term Loan	6.020%	7/28/15	B+	782,857
476	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan, First Lien	4.020%	7/28/12	B+	456,134

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	IT Services (continued)
$1,569	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan	6.020%	7/28/15	B+	$1,502,858
768	SunGard Data Systems, Inc., Term Loan B	2.013%	2/28/14	BB	750,779
4,846	Total IT Services				4,630,994
	Leisure Equipment & Products – 0.1%
480	Cedar Fair LP, Term Loan	5.500%	12/15/16	Ba2	485,371
380	Herbst Gaming, Inc., Delayed Term Loan	0.000%	12/02/11	N/R	231,189
437	Herbst Gaming, Inc., Term Loan	0.000%	12/02/11	N/R	266,080
1,297	Total Leisure Equipment & Products				982,640
	Media – 1.4%
558	Cequel Communications LLC, Term Loan B	2.270%	11/05/13	BB-	553,584
2,940	Charter Communications Operating Holdings LLC, Term Loan C	3.560%	9/06/16	BB+	2,907,428
474	Citadel Broadcasting Corporation, Term Loan, (7)	4.250%	12/30/16	Baa3	475,945
657	Gray Television, Inc., Term Loan B	3.789%	12/31/14	B	644,013
33	Nielsen Finance LLC, Term Loan A	2.264%	8/09/13	BB-	32,856
1,231	Nielsen Finance LLC, Term Loan B	4.014%	5/02/16	BB-	1,226,766
545	Nielsen Finance LLC, Term Loan C	4.014%	5/02/16	BB-	540,904
347	SuperMedia, Term Loan	0.000%	12/31/15	B-	238,867
1,425	Tribune Company, Term Loan B, (8), (9)	0.000%	6/04/14	Ca	990,884
5,328	Univision Communications, Inc., Term Loan	4.511%	3/31/17	B	5,074,847
13,538	Total Media				12,686,094
	Metals & Mining – 0.2%
1,294	John Maneely Company, Term Loan	3.539%	12/09/13	B	1,272,673
1,000	Novelis, Inc., Term Loan	5.250%	12/15/16	Ba2	1,014,375
2,294	Total Metals & Mining				2,287,048
	Oil, Gas & Consumable Fuels – 0.2%
1,945	CCS Income Trust, Term Loan	3.288%	11/14/14	B	1,752,807
	Pharmaceuticals – 0.2%
1,000	Royalty Pharma Finance Trust, Unsecured Term Loan	7.750%	5/15/15	Baa3	1,040,000
609	Warner Chilcott Corporation, Term Loan B3	6.500%	2/22/16	BB	615,373
1,609	Total Pharmaceuticals				1,655,373
	Real Estate Management & Development – 0.3%
1,207	LNR Property Corporation, Term Loan B	3.770%	7/12/11	B2	1,193,807
1,622	Realogy Corporation, Delayed Term Loan	3.284%	10/10/13	B1	1,525,191
2,829	Total Real Estate Management & Development				2,718,998
	Road & Rail – 0.2%
995	Hertz Corporation, Term Loan	2.020%	12/21/12	Ba1	989,341
1,203	Swift Transportation Company, Inc., Term Loan, WI/DD	TBD	TBD	BB-	1,206,283
2,198	Total Road & Rail				2,195,624
	Specialty Retail – 0.6%
1,154	Toys "R" Us – Delaware, Inc., Term Loan	6.000%	9/01/16	BB-	1,166,247
2,360	Burlington Coat Factory Warehouse Corporation, Term Loan	2.530%	5/28/13	B-	2,330,418
862	Michaels Stores, Inc., Term Loan B1	2.563%	10/31/13	B+	841,409
1,161	Michaels Stores, Inc., Term Loan B2	4.813%	7/31/16	B+	1,162,327
5,537	Total Specialty Retail				5,500,401
	Wireless Telecommunication Services – 0.2%
2,000	Clear Channel Communications, Inc., Tranche B, Term Loan	3.911%	11/13/15	CCC+	1,719,641
$63,419	Total Variable Rate Senior Loan Interests (cost $60,382,824)				60,590,044

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Convertible Bonds – 10.4% (8.0% of Total Investments)
	Aerospace & Defense – 0.1%
$350	Alliant Techsystems Inc., Convertible Bonds	2.750%	9/15/11	BB-	$358,313
900	L-3 Communications Corporation, Convertible Bond	3.000%	8/01/35	BB+	906,750
1,250	Total Aerospace & Defense				1,265,063
	Auto Components – 0.1%
400	BorgWarner Inc.	3.500%	4/15/12	BBB	896,500
	Beverages – 0.0%
250	Molson Coors Brewing Company, Convertible Notes	2.500%	7/30/13	BBB-	290,625
	Biotechnology – 0.3%
2,150	Amgen Inc.	0.375%	2/01/13	A+	2,160,750
400	BioMarin Pharmaceutical Inc.	1.875%	4/23/17	B-	576,500
2,550	Total Biotechnology				2,737,250
	Capital Markets – 0.1%
450	Affiliated Managers Group Inc.	3.950%	8/15/38	BBB-	500,625
	Commercial Banks – 0.2%
1,790	National City Corporation, Convertible Bond	4.000%	2/01/11	A	1,801,188
300	SVB Financial Group, Convertible Bond, 144A	3.875%	4/15/11	A3	324,750
2,090	Total Commercial Banks				2,125,938
	Commercial Services & Supplies – 0.0%
300	Covanta Holding Corporation, Convertible Bonds	3.250%	6/01/14	Ba3	358,500
	Communications Equipment – 0.8%
400	Ciena Corporation, Convertible Bond	0.250%	5/01/13	B	368,000
700	Ciena Corporation, Convertible Bond	0.875%	6/15/17	B	577,500
350	CommScope Inc.	3.250%	7/01/15	B	456,750
650	Liberty Media Corporation, Senior Debentures, Exchangeable for Motorola Common Stock	3.500%	1/15/31	BB-	355,063
5,525	Lucent Technologies Inc., Series B	2.875%	6/15/25	B1	5,241,844
7,625	Total Communications Equipment				6,999,157
	Computers & Peripherals – 0.7%
1,000	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/11	A-	1,451,250
600	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/13	A-	906,750
350	EMC Corporation, Convertible Bonds	1.750%	12/01/11	A-	507,938
750	EMC Corporation, Convertible Bonds	1.750%	12/01/13	A-	1,133,438
1,400	Sandisk Corporation, Convertible Bond	1.000%	5/15/13	BB-	1,354,500
550	Sandisk Corporation, Convertible Bond	1.500%	8/15/17	BB-	623,563
4,650	Total Computers & Peripherals				5,977,439
	Construction & Engineering – 0.1%
200	Fluor Corporation, Convertible Bonds	1.500%	2/15/24	A3	477,000
	Diversified Consumer Services – 0.0%
250	Sotheby's Holdings Inc., Convertible Bond	3.125%	6/15/13	BB-	362,813
	Diversified Financial Services – 0.1%
600	NASDAQ Stock Market Inc., Convertible Bond	2.500%	8/15/13	BBB	597,000
350	PHH Corporation	4.000%	4/15/12	Ba2	431,375
950	Total Diversified Financial Services				1,028,375
	Diversified Telecommunication Services – 0.0%
350	Time Warner Telecom Inc., Convertible Bond	2.375%	4/01/26	B-	387,188

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Electrical Equipment – 0.1%
$487	General Cable Corporation, Convertible Bonds	0.875%	11/15/13	Ba3	$483,956
323	General Cable Corporation, Convertible Bonds	4.500%	11/15/29	B	385,581
350	Roper Industries Inc.	0.000%	1/15/34	BB+	335,563
1,160	Total Electrical Equipment				1,205,100
	Electronic Equipment & Instruments – 0.1%
450	Anixter International Inc., Convertible Bond	0.000%	7/07/33	B+	432,563
350	Itron Inc.	2.500%	8/01/26	B	370,125
450	Tech Data Corporation, Convertible Bonds	2.750%	12/15/26	BBB-	470,813
1,250	Total Electronic Equipment & Instruments				1,273,501
	Energy Equipment & Services – 1.0%
1,280	Bristow Group Convertible Bond	3.000%	6/15/38	BB	1,289,600
546	Cameron International Corporation, Convertible Bonds	2.500%	6/15/26	BBB+	795,795
350	Exterran Holdings Inc., Convertible Bond	4.250%	6/15/14	B+	436,625
350	Hornbeck Offshore Services Inc., Convertible Bonds	1.625%	11/15/26	B+	320,688
800	Nabors Industries Inc., 144A	0.940%	5/15/11	BBB	799,000
950	Nabors Industries Inc.	0.940%	5/15/11	BBB	948,813
500	SESI LLC, Convertible Bond, 144A	1.500%	12/15/26	BB+	511,875
3,950	Transocean Inc.	1.500%	12/15/37	BBB	3,876,375
8,726	Total Energy Equipment & Services				8,978,771
	Food Products – 0.2%
250	Archer Daniels Midland Company, Convertible Bonds, 144A	0.875%	2/15/14	A	256,563
750	Archer Daniels Midland Company, Convertible Bonds	0.875%	2/15/14	A	769,688
300	Chiquita Brands International Inc., Convertible Bond	4.250%	8/15/16	B	292,125
350	Smithfield Foods Inc., Convertible Bond	4.000%	6/30/13	B-	409,938
250	Tyson Foods inc., Convertible Bond	3.250%	10/15/13	BB+	307,813
1,900	Total Food Products				2,036,127
	Health Care Equipment & Supplies – 0.7%
250	Alere Inc., Convertible Bond	3.000%	5/15/16	B-	265,938
250	American Medical Systems Holdings, Convertible Bond	4.000%	9/15/41	BB-	306,250
100	Beckman Coulter Inc., Convertible Bonds, 144A	2.500%	12/15/36	BBB	114,625
500	Beckman Coulter Inc., Convertible Bonds	2.500%	12/15/36	BBB	573,125
250	Fisher Scientific International Inc.	3.250%	3/01/24	BBB+	350,313
1,050	Hologic Inc. Convertible Bond	2.000%	12/15/37	BB+	1,102,500
600	Kinetic Concepts Inc., Convertible Bond, 144A	3.250%	4/15/15	BB-	633,750
1,216	Medtronic, Inc.	1.500%	4/15/11	AA-	1,222,080
2,000	Medtronic, Inc.	1.625%	4/15/13	AA-	2,022,500
6,216	Total Health Care Equipment & Supplies				6,591,081
	Health Care Providers & Services – 0.3%
400	AmeriGroup Corporation, Convertible Bond	2.000%	5/15/12	BB	467,000
300	LifePoint Hospitals, Inc., Convertible Bond	3.250%	8/15/25	B	301,125
600	LifePoint Hospitals, Inc., Convertible Bonds	3.500%	5/15/14	B	608,250
945	Omnicare, Inc.	3.250%	12/15/35	B+	871,763
250	PSS World Medical Inc. Convertible Note, 144A	3.125%	8/01/14	BB	308,750
2,495	Total Health Care Providers & Services				2,556,888
	Hotels, Restaurants & Leisure – 0.2%
250	Host Hotels and Resorts Inc., Convertible Bond, 144A	2.500%	10/15/29	BB+	353,438
800	International Game Technology	3.250%	5/01/14	BBB	927,000
250	Wyndham Worldwide Corporation, Convertible Bond	3.500%	5/01/12	BBB-	603,750
1,300	Total Hotels, Restaurants & Leisure				1,884,188

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Household Durables – 0.1%
$400	D.R. Horton, Inc.	2.000%	5/15/14	BB-	$454,000
500	Lennar Corporation, 144A	2.750%	12/15/20	B+	548,750
250	Lennar Corporation	2.000%	12/01/20	B+	249,063
1,150	Total Household Durables				1,251,813
	Independent Power Producers & Energy Traders – 0.1%
300	Allegheny Technologies Inc., Convertible Bond	4.250%	6/01/14	BBB-	454,125
	Industrial Conglomerates – 0.1%
500	Textron Inc.	4.500%	5/01/13	BBB-	952,500
	Insurance – 0.0%
300	Old Republic International Corporation	8.000%	5/15/12	BBB+	382,500
	Internet & Catalog Retail – 0.0%
250	Priceline.com Inc., Convertible Bond	1.250%	3/15/15	BBB-	368,125
	Internet Software & Services – 0.1%
500	Equinix Inc., Convertible Bond	3.000%	10/15/14	B-	503,125
450	Equinix Inc.	4.750%	6/15/16	B-	555,188
950	Total Internet Software & Services				1,058,313
	IT Services – 0.1%
150	Macrovision Corporation, Convertible Bonds	2.625%	8/15/11	BB-	332,813
250	Verifone Holdings Inc.	1.375%	6/15/12	B	270,938
400	Total IT Services				603,751
	Life Sciences Tools & Services – 0.1%
400	Charles River Laboratories International, Inc.	2.250%	6/15/13	BB+	402,000
300	Invitrogen Corporation, Convertible Bond	1.500%	2/15/24	BBB	363,750
700	Total Life Sciences Tools & Services				765,750
	Machinery – 0.3%
600	Danaher Corporation, Convertible Bonds	0.000%	1/22/21	A+	825,000
250	Ingersoll Rand	4.500%	4/15/12	BBB+	664,375
500	Navistar International Corporation, Convertible Bond	3.000%	10/15/14	B1	670,000
200	Terex Corporation	4.000%	6/01/15	B	409,250
1,550	Total Machinery				2,568,625
	Media – 0.3%
600	Interpublic Group Companies Inc., Convertible Notes	4.250%	3/15/23	BB	671,250
500	Liberty Media Corporation, Senior Debentures, Exchangeable for PCS Common Stock, Series 1	4.000%	11/15/29	BB-	287,500
1,000	Liberty Media Corporation	3.125%	3/30/23	BB-	1,126,250
750	Omnicom Group Inc., Convertible Bond	0.000%	7/01/38	BBB+	797,813
2,850	Total Media				2,882,813
	Metals & Mining – 0.6%
350	Alcoa Inc., Convertible Bond	5.250%	3/15/14	Baa3	867,563
2,000	Gold Reserve, Inc., Convertible Bonds	5.500%	6/15/22	N/R	1,407,500
150	Newmont Mining Corp., Senior Convertible Note	1.625%	7/15/17	BBB+	218,813
450	Newmont Mining Corporation, 144A	1.625%	7/15/17	BBB+	656,438
250	Newmont Mining Corporation	3.000%	2/15/12	BBB+	349,063
600	Newmont Mining Corporation	1.250%	7/15/14	BBB+	863,250
250	Steel Dynamics, Inc.	5.125%	6/15/14	BB+	318,125
650	United States Steel Corporation	4.000%	5/15/14	BB	1,264,250
4,700	Total Metals & Mining				5,945,002

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Multiline Retail – 0.0%
$350	Saks, Inc., Convertible Bonds	2.000%	3/15/24	B+	$364,438
	Multi-Utilities – 0.1%
500	CMS Energy Corporation, Convertible Bonds	2.875%	12/01/24	BB+	726,875
	Oil, Gas & Consumable Fuels – 0.7%
400	Alpha Natural Resouces Inc., Convertible Bond	2.375%	4/15/15	BB	537,000
450	Chesapeake Energy Corporation, Convertible Bonds	2.750%	11/15/35	BB	448,875
750	Chesapeake Energy Corporation, Convertible Bonds	2.500%	5/15/37	BB	673,125
400	Chesapeake Energy Corporation, Convertible Bonds	2.250%	12/15/38	BB	313,500
920	Goodrich Petroleum Corporation, Convertible	5.000%	10/01/29	N/R	900,450
500	Massey Energy Company, Convertible Bond	3.250%	8/01/15	BB-	490,625
800	Peabody Energy Corp., Convertible Bond	4.750%	12/15/66	Ba3	1,039,000
300	Penn Virginia Corporation	4.500%	11/15/12	B	298,500
500	Pioneer Natural Resouces Company, Convertible Bond	2.875%	1/15/38	BB+	759,375
1,075	USEC Inc., Convertible Bond	3.000%	10/01/14	Caa2	972,875
6,095	Total Oil, Gas & Consumable Fuels				6,433,325
	Personal Products – 0.0%
250	RadioShack Corporation, Convertible Bond	2.500%	8/01/13	Ba1	267,813
	Pharmaceuticals – 0.5%
600	Allergan Inc., Convertible Bond	1.500%	4/01/26	A+	681,000
600	Mylan Labs, Inc., Convertible Bonds, 144A	3.750%	9/15/15	BB-	1,039,500
550	Mylan Labs, Inc., Convertible Bonds	1.250%	3/15/12	BB-	585,063
950	Teva Pharmaceutical Finance Company B.V., Series D	1.750%	2/01/26	A-	1,046,188
350	Teva Pharmaceutical Finance Company LLC, Convertible Bonds	0.250%	2/01/26	A-	412,563
175	Valeant Pharmaceuticals International Convertible Bond	4.000%	11/15/13	B	392,875
3,225	Total Pharmaceuticals				4,157,189
	Real Estate – 0.8%
950	Boston Properties Limited Partnership, Convertible Bonds, 144A	3.625%	2/15/14	A-	1,015,313
850	Boston Properties Limited Partnership, Convertible Bonds, 144A	2.875%	2/15/37	A-	867,000
300	Duke Realty Corporation, Series D, 144A	3.750%	12/01/11	BBB-	305,250
450	ERP Operating LP	3.850%	8/15/26	BBB+	472,500
200	Health Care REIT, Inc., Convertible Bonds	4.750%	12/01/26	Baa2	222,750
200	Health Care REIT, Inc., Convertible Bonds	4.750%	7/15/27	Baa2	222,250
850	Host Hotels and Resorts Inc., Convertible Bond, 144A	2.625%	4/15/27	BB+	845,750
450	Host Marriot LP, Convertible Bonds, 144A	3.250%	4/15/24	BB+	528,750
450	National Retail Properties Inc., Convertible Bonds	5.125%	6/15/28	Baa2	524,250
250	Prologis Trust, Convertible Bonds, 144A	2.250%	4/01/37	BBB-	249,374
1,000	Prologis Trust, Convertible Bonds	2.250%	4/01/37	BBB-	997,499
250	Rayonier Trust Holdings Inc., Convertible Bond	3.750%	10/15/12	BBB	277,499
200	Ventas Inc., Convertible Bond, 144A	3.875%	11/15/11	BBB-	249,249
800	Vornado Realty, Convertible Bond	3.875%	4/15/25	BBB	890,999
7,200	Total Real Estate				7,668,433
	Semiconductors & Equipment – 1.0%
2,237	Advanced Micro Devices, Inc., Convertible Bonds, 144A	6.000%	5/01/15	B+	2,264,962
637	Advanced Micro Devices, Inc., Convertible Bonds	5.750%	8/15/12	B+	656,109
1,000	Intel Corporation, Convertible Bond	2.950%	12/15/35	A-	1,001,249
1,850	Intel Corporation, Convertible Bond	3.250%	8/01/39	A2	2,226,937
1,350	Micron Technology, Inc.	1.875%	6/01/14	B+	1,282,499
750	ON Semiconductor Corporation	2.625%	12/15/26	B+	882,187
300	Xilinx Inc., Convertible Bond, 144A	3.125%	3/15/37	BB	313,499
350	Xilinx Inc., Convertible Bond	3.125%	3/15/37	BB	365,749
8,474	Total Semiconductors & Equipment				8,993,191

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Software – 0.2%
$700	Microsoft Corporation, Convertible Bond, 144A	0.000%	6/15/13	AAA	$755,124
300	Nuance Communications Inc.	2.750%	8/15/27	B-	353,624
550	Symantec Corporation, Convertible Bond	1.000%	6/15/13	BBB	627,687
1,550	Total Software				1,736,435
	Specialty Retail – 0.1%
500	Best Buy Co., Inc.	2.250%	1/15/22	Baa3	531,874
	Textiles, Apparel & Luxury Goods – 0.0%
336	Iconix Brand Group, Inc., Convertible Notes, 144A	1.875%	6/30/12	B+	339,359
	Trading Companies & Distributors – 0.1%
290	WESCO International Inc., Convertible Bond	6.000%	9/15/29	B	599,574
	Wireless Telecommunication Services – 0.0%
500	Liberty Media Corporation, Convertible Bonds	3.750%	2/15/30	BB-	277,499
$87,282	Total Convertible Bonds (cost $86,078,767)				97,261,451
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Corporate Bonds – 12.1% (9.4% of Total Investments)
	Aerospace & Defense – 0.2%
$400	Bombardier Inc., Class B Shares, 144A	7.500%	3/15/18	BB+	$431,000
800	Hawker Beechcraft Acquisition Company	8.500%	4/01/15	CCC-	598,000
1,000	Hexcel Corporation, Term Loan	6.750%	2/01/15	B+	1,025,000
2,200	Total Aerospace & Defense				2,054,000
	Airlines – 0.1%
600	Continental Airlines, Inc, 144A	6.750%	9/15/15	Ba2	621,000
600	United Airlines Inc, 144A	12.000%	11/01/13	B3	664,500
1,200	Total Airlines				1,285,500
	Auto Components – 0.2%
800	Cooper Standard Automitve	8.500%	5/01/18	B+	852,000
1,200	Titan Wheels International Inc., 144A	7.875%	10/01/17	B+	1,272,000
2,000	Total Auto Components				2,124,000
	Building Products – 0.0%
400	Libbey Glass Inc, 144A	10.000%	2/15/15	B	432,000
	Chemicals – 0.6%
1,950	Hexion US Finance Corporation	8.875%	2/01/18	B3	2,093,813
400	Momentive Performance Materials	9.000%	1/15/21	Caa1	423,000
800	NOVA Chemicals Corporation	8.625%	11/01/19	B+	878,000
350	Phibro Animal Health Corporation, 144A	9.250%	7/01/18	B	362,250
1,400	Rockwood Specialties Group Inc., Series WI	7.500%	11/15/14	B	1,442,000
4,900	Total Chemicals				5,199,063
	Commercial Banks – 0.3%
200	Ally Financial Inc.	8.000%	3/15/20	B	219,000
2,900	LBG Capital I PLC, 144A	7.875%	11/01/20	BB-	2,653,500
300	Lloyds Banking Group LBG Capital 1, 144A	8.000%	6/15/20	B+	264,000
3,400	Total Commercial Banks				3,136,500

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Commercial Services & Supplies – 0.3%
$800	Avis Budget Car Rental, 144A	8.250%	1/15/19	B	$812,000
300	International Lease Finance Corporation, 144A	8.625%	9/15/15	BB+	323,250
1,000	International Lease Finance Corporation, 144A	8.750%	3/15/17	BB+	1,075,000
800	Ticketmaster	10.750%	8/01/16	B1	870,000
2,900	Total Commercial Services & Supplies				3,080,250
	Communications Equipment – 0.2%
350	Avaya Inc.	10.125%	11/01/15	CCC+	360,500
800	IntelSat Bermuda Limited	11.250%	2/04/17	CCC+	876,000
200	Sungard Data Systems Inc., 144A	7.375%	11/15/18	B	202,000
400	Sungard Data Systems Inc., 144A	7.625%	11/15/20	B	407,000
1,750	Total Communications Equipment				1,845,500
	Construction Materials – 0.1%
1,200	Headwaters Inc.	11.375%	11/01/14	B+	1,318,500
	Containers & Packaging – 0.2%
400	Boise Paper Holdings Company	8.000%	4/01/20	BB	430,000
1,400	Solo Cup Company	8.500%	2/15/14	CCC	1,267,000
1,800	Total Containers & Packaging				1,697,000
	Diversified Financial Services – 0.7%
600	Ally Financial Inc.	7.500%	9/15/20	B	632,250
650	CIT Group Inc.	7.000%	5/01/17	B+	653,250
5,200	Fortis Hybrid Financing	8.250%	8/27/49	BBB	5,077,800
6,450	Total Diversified Financial Services				6,363,300
	Diversified Telecommunication Services – 0.4%
800	Cequel Communication Holdings I, 144A	8.625%	11/15/17	B-	840,000
800	Frontier Communications Corporation	8.500%	4/15/20	BB	878,000
200	Insight Communications, 144A	9.375%	7/15/18	B-	214,000
800	IntelSat Jackson Holding, 144A	7.250%	10/15/20	B+	812,000
800	Windstream Corporation	7.875%	11/01/17	Ba3	845,000
3,400	Total Diversified Telecommunication Services				3,589,000
	Electric Utilities – 0.0%
400	Calpine Corporation, 144A	7.875%	7/31/20	B+	407,000
	Electrical Equipment – 0.1%
600	Energy Future Holdings	10.000%	1/15/20	B	620,264
	Electronic Equipment & Instruments – 0.1%
350	Amkor Technology Inc.	7.375%	5/01/18	BB-	365,750
800	Kemet Corporation, Convertible Bonds, 144A	10.500%	5/01/18	B1	864,000
1,150	Total Electronic Equipment & Instruments				1,229,750
	Food & Staples Retailing – 0.1%
800	Stater Brothers Holdings Inc.	7.375%	11/15/18	B+	824,000
	Food Products – 0.3%
800	Dole Foods Company, 144A	8.000%	10/01/16	B+	848,000
2,243	Dole Foods Company	8.750%	7/15/13	B-	2,408,421
3,043	Total Food Products				3,256,421

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Health Care Equipment & Supplies – 0.2%
$1,200	Accellent Inc., 144A	10.000%	11/01/17	CCC+	$1,137,000
500	Biomet Inc.	10.000%	10/15/17	B-	548,750
1,700	Total Health Care Equipment & Supplies				1,685,750
	Health Care Providers & Services – 1.0%
400	Aurora Diagnostics Holdings LLC, 144A	10.750%	1/15/18	B3	403,000
350	Capella Healthcare Inc., 144A	9.250%	7/01/17	B	371,875
2,000	Community Health Systems, Inc.	8.875%	7/15/15	B	2,105,000
1,000	HCA Inc.	9.250%	11/15/16	BB-	1,069,375
1,200	HCA Inc.	8.500%	4/15/19	BB	1,320,000
2,750	Select Medical Corporation	7.625%	2/01/15	B-	2,763,750
1,200	Select Medical Corporation	6.237%	9/15/15	CCC+	1,116,000
8,900	Total Health Care Providers & Services				9,149,000
	Hotels, Restaurants & Leisure – 0.9%
800	CCM Merger Inc., 144A	8.000%	8/01/13	CCC+	782,000
800	GWR Operating Partnership, 144A	10.875%	4/01/17	BB-	848,000
1,550	Harrah's Operating Company, Inc.	11.250%	6/01/17	B	1,751,500
600	Landry's Restaurants Inc.	11.625%	12/01/15	B	643,500
200	MGM Mirage Inc., 144A	9.000%	3/15/20	B1	221,000
400	Peninsula Gaming LLC	8.375%	8/15/15	BB	422,500
400	Penn National Gaming Inc.	8.750%	8/15/19	BB-	443,000
800	Pinnacle Entertainment Inc.	8.750%	5/15/20	B	832,000
1,750	Seminole Hard Rock Entertainment, Inc., 144A	2.803%	3/15/14	BB	1,610,000
400	Universal City Development Partners	8.875%	11/15/15	B3	427,000
7,700	Total Hotels, Restaurants & Leisure				7,980,500
	Household Products – 0.1%
1,150	Central Garden & Pet Company, Senior Subordinate Notes	8.250%	3/01/18	B	1,170,125
	Independent Power Producers & Energy Traders – 0.1%
1,000	NRG Energy Inc.	7.375%	1/15/17	BB-	1,032,500
	Industrial Conglomerates – 0.0%
200	Reynolds Group, 144A	9.000%	4/15/19	B	208,250
	Internet Software & Services – 0.1%
800	Open Solutions Inc., 144A	9.750%	2/01/15	CCC+	562,000
	IT Services – 0.7%
500	Fidelity National Information Services Inc., 144A	7.875%	7/15/20	Ba2	531,250
400	Fidelity National Information Services Inc.	7.625%	7/15/17	Ba2	423,000
1,200	First Data Corporation, 144A	8.875%	8/15/20	B+	1,272,000
887	First Data Corporation	10.550%	9/24/15	B-	844,511
400	First Data Corporation	9.875%	9/24/15	B-	383,000
400	First Data Corporation	11.250%	3/31/16	CCC+	352,000
1,359	Global Cash Access LLC	8.750%	3/15/12	B	1,372,590
400	ManTech International Company	7.250%	4/15/18	BB+	420,000
750	Seagate HDD Cayman	6.875%	5/01/20	BB+	720,000
6,296	Total IT Services				6,318,351
	Machinery – 0.2%
2,000	Greenbrier Companies, Inc.	8.375%	5/15/15	CCC	2,035,000
	Media – 0.4%
400	Allbritton Communications Company, 144A	8.000%	5/15/18	B	406,000
300	Cablevision Systems Corporation	7.750%	4/15/18	B+	315,750
200	Cablevision Systems Corporation	8.000%	4/15/20	B+	215,000
600	Clear Channel Communications, Inc.	5.500%	9/15/14	CCC-	501,000

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Media (continued)
$700	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC-	$630,000
350	Clear Channel Worldwide Holdings Inc., 144A	9.250%	12/15/17	B	385,000
1,975	Medianews Group Inc., (10), (11)	6.375%	4/01/14	CC	198
200	NexStar Mission Broadcast, 144A	8.875%	4/15/17	B	213,500
600	Nielsen Finance LLC Co	7.750%	10/15/18	B	624,000
5,325	Total Media				3,290,448
	Metals & Mining – 0.2%
400	Consol Energy Inc., 144A	8.000%	4/01/17	BB	428,000
400	Consol Energy Inc., 144A	8.250%	4/01/20	BB	434,000
600	Essar Steel Algoma Inc., 144A	9.375%	3/15/15	B+	606,750
1,400	Total Metals & Mining				1,468,750
	Multiline Retail – 0.4%
2,150	Neiman Marcus Group Inc., Term Loan	9.000%	10/15/15	B-	2,262,875
800	Sprectum Brands Inc, 144A	9.500%	6/15/18	B	880,000
1,000	Toys R Us Property Company II LLC	8.500%	12/01/17	Ba1	1,080,000
3,950	Total Multiline Retail				4,222,875
	Multi-Utilities – 0.1%
800	Bon-Ton Department Stores Inc.	10.250%	3/15/14	CCC+	820,000
	Municipal – 0.0%
400	Tops Markets	10.125%	10/15/15	B	413,000
	Oil, Gas & Consumable Fuels – 1.5%
1,000	Alta Mesa Holdings Finance, 144A	9.625%	10/15/18	B	976,250
450	Chaparral Energy Inc.	8.500%	12/01/15	B+	460,125
1,650	Chaparral Energy Inc.	8.875%	2/01/17	B+	1,683,000
800	Genesis Energy LP, 144A	7.875%	12/15/18	B+	798,000
800	Hilcorp Energy I LP/Hilcorp Finance Company, 144A	7.625%	4/15/21	BB-	830,000
600	OPTI Canada Inc.	7.875%	12/15/14	CCC	426,750
6,700	TranCanada Pipelines Limited	6.350%	5/15/17	Baa1	6,624,357
300	Western Refining Inc., 144A	10.750%	6/15/14	B3	321,000
700	Western Refining Inc.	11.250%	6/15/17	B	759,500
1,000	Whiting Petroleum Corporation	7.000%	2/01/14	BB	1,055,000
14,000	Total Oil, Gas & Consumable Fuels				13,933,982
	Paper & Forest Products – 0.4%
600	Catalyst Paper Corporation, 144A	11.000%	12/15/16	B3	568,500
3,700	MagIndustries Corporation, (11)	11.000%	12/14/12	N/R	3,657,668
4,300	Total Paper & Forest Products				4,226,168
	Personal Products – 0.2%
1,200	Prestige Brands Inc.	8.250%	4/01/18	B	1,248,000
400	Revlon Consumer Products	9.750%	11/15/15	B	425,000
1,600	Total Personal Products				1,673,000
	Pharmaceuticals – 0.3%
600	Angiotech Pharmaceuticals Inc., (7)	7.750%	4/01/14	C	300,000
900	KV Pharmaceutical Company, Convertible Bond	2.500%	5/16/33	N/R	499,500
600	Mylan Inc., 144A	7.875%	7/15/20	BB-	649,500
1,200	Warner Chilcott Company LLC, 144A	7.750%	9/15/18	B+	1,218,000
3,300	Total Pharmaceuticals				2,667,000
	Real Estate – 0.1%
800	Entertainment Properties Trust, 144A	7.750%	7/15/20	Baa3	850,000

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Road & Rail – 0.1%
$600	Avis Budget Car Rental	9.625%	3/15/18	B	$649,500
	Semiconductors & Equipment – 0.2%
1,400	Freescale Semiconductor Inc.	9.250%	4/15/18	B2	1,547,000
200	NXP BV	3.039%	10/15/13	B-	197,750
1,600	Total Semiconductors & Equipment				1,744,750
	Specialty Retail – 0.3%
771	Brookstone Company Inc., 144A	13.000%	10/15/14	CCC+	715,103
900	Claires Stores, Inc.	9.250%	6/01/15	CCC+	873,000
800	Claires Stores, Inc.	10.500%	6/01/17	CCC	750,000
200	Express LLC	8.750%	3/01/18	B	213,500
2,671	Total Specialty Retail				2,551,603
	Textiles, Apparel & Luxury Goods – 0.0%
400	Hanesbrands Inc.	8.000%	12/15/16	BB-	431,000
	Transportation Infrastructure – 0.1%
1,200	AWAS Aviation Capital Limited, 144A	7.000%	10/15/16	BBB-	1,195,500
	Wireless Telecommunication Services – 0.6%
1,000	Clearwire Communications Finance	12.000%	12/01/15	B2	1,085,000
1,500	IPCS, Inc.	2.412%	5/01/13	Ba2	1,451,250
2,450	Sprint Nextel Corporation	8.375%	8/15/17	BB-	2,639,874
4,950	Total Wireless Telecommunication Services				5,176,124
$114,635	Total Corporate Bonds (cost $109,714,448)				113,917,224
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Capital Preferred Securities – 25.3% (19.6% of Total Investments)
	Capital Markets – 0.5%
6,445	Credit Suisse Guernsey	0.976%	5/15/17	A3	$4,777,356
	Commercial Banks – 10.3%
2,155	AgFirst Farm Credit Bank	8.393%	12/15/11	A	2,214,263
2,600	AgFirst Farm Credit Bank	7.300%	12/15/53	A	2,258,844
2,984	Banco Santander Finance	10.500%	9/29/49	A-	3,245,989
1,500	BankAmerica Institutional Capital Trust, Series B, 144A	7.700%	12/31/26	Baa3	1,511,250
1,000	BankAmerica Institutional Trust, 144A	8.070%	12/31/26	Baa3	1,013,750
2,000	Barclays Bank PLC, 144A	7.434%	12/15/17	A-	1,975,000
3,500	Barclays Bank PLC	6.278%	12/15/34	A-	3,001,250
800	BB&T Capital Trust I	5.850%	8/18/35	Baa1	757,106
4,200	BB&T Capital Trust IV	6.820%	6/12/37	Baa1	4,158,000
3,350	BBVA International Unipersonal	5.919%	4/18/17	A-	2,549,116
3,135	Credit Agricole, S.A., 144A	8.375%	10/13/49	A-	3,236,888
1,836	Credit Agricole, S.A.	9.750%	12/26/54	A-	1,941,570
500	Credit Suisse thru Claudius Limited	8.250%	6/27/49	A3	517,000
9,000	First Empire Capital Trust I	8.234%	2/01/27	Baa2	8,965,800
600	First Union Institutional Capital II	7.850%	1/01/27	A-	607,856
3,100	Fulton Capital Trust I	6.290%	2/01/36	Baa3	2,343,538
300	HBOS Capital Funding LP, 144A	6.071%	6/30/14	Ba2	247,500
1,000	HSBC Bank PLC	0.850%	6/11/49	A	605,000
550	HSBC Capital Funding LP, Debt	10.176%	6/30/50	A-	724,625
900	NB Capital Trust II	7.830%	12/15/26	Baa3	906,750
4,200	Nordea Bank AB	8.375%	3/25/15	A-	4,487,700
8,000	North Fork Capital Trust II	8.000%	12/15/27	Baa3	8,100,000
5,145	Rabobank Nederland, 144A	11.000%	6/30/19	AA-	6,669,479

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Principal Amount (000)/ Shares		Description (1)	Coupon	Maturity	Ratings (4)	Value
		Commercial Banks (continued)
600		Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	$482,257
11,324		Societe Generale	8.750%	10/07/49	BBB+	11,663,720
200		Sovereign Capital Trust VI	7.908%	6/13/36	BBB+	206,507
2,000		Sparebanken Rogaland, Notes, 144A	6.443%	5/01/49	Ba1	1,837,156
3,300		Standard Chartered PLC, 144A	7.014%	7/30/37	BBB	3,240,762
800		Suntrust Capital Trust VIII	6.100%	12/01/66	Baa3	734,268
–	(12)	Union Planters Preferred Fund, 144A	7.750%	7/15/53	B	16,338,469
		Total Commercial Banks				96,541,413
		Consumer Finance – 0.3%
1,000		Capital One Capital IV Corporation	6.745%	2/17/32	Baa3	997,500
1,700		Capital One Capital VI	8.875%	5/15/40	Baa3	1,782,875
		Total Consumer Finance				2,780,375
		Diversified Financial Services – 1.2%
–	(12)	AMG Capital Trust II, Convertible Bond	5.150%	10/15/37	BB	18,141
1,200		Bank One Capital III	8.750%	9/01/30	A2	1,425,683
7,500		JPMorgan Chase Capital Trust XX Series T	6.550%	9/29/36	A2	7,568,198
2,450		JPMorgan Chase Capital XXV	6.800%	10/01/37	A2	2,534,060
		Total Diversified Financial Services				11,546,082
		Diversified Telecommunication Services – 1.1%
10		Centaur Funding Corporation, Series B	9.080%	4/21/20	BBB	10,809,568
		Insurance – 11.1%
2,193		Allstate Corporation	6.125%	5/15/17	Baa1	2,198,483
2,600		AXA SA, 144A	6.463%	12/14/18	Baa1	2,346,500
1,000		AXA SA, 144A	6.379%	12/14/36	Baa1	913,750
3,900		AXA	8.600%	12/15/30	A3	4,381,030
15		Axis Capital Holdings Limited	7.500%	12/01/15	BBB	1,360,213
5,000		Catlin Insurance Company Limited	7.249%	1/19/17	BBB+	4,425,000
9,925		Glen Meadows Pass Through Trust	6.505%	2/15/17	BB+	8,312,188
8,000		Great West Life & Annuity Capital I, 144A	6.625%	11/15/34	A-	7,473,160
4,500		Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	4,477,500
3,500		Lincoln National Corporation	6.050%	4/20/17	BBB	3,263,750
7,300		MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	7,756,250
400		MetLife Capital Trust X, 144A	9.250%	4/08/68	BBB	472,000
7,600		National Financial Services Inc.	6.750%	5/15/37	Baa2	7,022,020
1,150		Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	1,006,068
6,400		Oil Insurance Limited, 144A	7.558%	6/30/11	Baa1	5,928,442
2,500		Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa3	2,393,750
5,600		Progressive Corporation	6.700%	6/15/67	A2	5,761,498
10,200		Prudential Financial Inc.	8.875%	6/15/18	BBB+	11,959,500
6,200		Prudential PLC	6.500%	6/29/49	A-	5,812,500
13,600		XL Capital Ltd	6.500%	10/15/57	BBB-	11,831,999
4,700		ZFS Finance USA Trust II 144A	6.450%	12/15/65	A	4,670,624
		Total Insurance				103,766,225
		Road & Rail – 0.7%
6,400		Burlington Northern Santa Fe Funding Trust I	6.613%	1/15/26	BBB	6,640,396
		U.S. Agency – 0.1%
1		Farm Credit Bank of Texas	10.000%	12/15/60	A3	864,249
		Total Capital Preferred Securities (cost $234,394,629)				237,725,664

Nuveen Investments

Shares	Description (1)	Value
	Investment Companies – 1.3% (1.0% of Total Investments)
354,750	BlackRock Credit Allocation Income Trust II	$3,487,193
298,160	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.	4,833,174
259,567	John Hancock Preferred Income Fund III	4,150,476
	Total Investment Companies (cost $17,741,875)	12,470,843
Shares	Description (1)	Value
	Rights – 0.0% (0.0% of Total Investments)
	Metals & Mining
31,200	Ivanhoe Mines Ltd.	$43,680
	Total Rights (cost $0)	43,680

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 5.2% (4.0% of Total Investments)
$27,967	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/10,	0.040%	1/03/11	$27,967,175
	repurchase price $27,967,268, collateralized by:
	$630,000 U.S. Treasury Notes, 1.750%, due 7/31/15, value $632,363,
	$27,170,000 U.S. Treasury Notes, 1.250%, due 9/30/15, value $26,422,825, and
	$1,520,000 U.S. Treasury Notes, 1.250%, due 10/31/15, value $1,472,500
20,402	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/10, repurchase price $20,401,758, collateralized by: $1,195,000 U.S. Treasury Bonds, 4.500%, due 8/15/39, value $1,230,874, $13,505,000 U.S. Treasury Notes, 3.625%, due 8/15/19, value $14,247,775, and $5,210,000 U.S. Treasury Notes, 3.375%, due 11/15/19, value $5,333,738	0.040%	1/03/11	20,401,690
$48,369	Total Short-Term Investments (cost $48,368,865)			48,368,865
	Total Investments (cost $1,153,075,137) – 129.3%			1,213,748,188

Shares	Description (1)	Value
	Common Stocks Sold Short – (0.6)%
	Chemicals – (0.1)%
(10,500)	Sigma-Aldrich Corporation	$(698,880)
	Food Products – (0.0)%
(9,000)	Green Mountain Coffee Roasters Inc., (2)	(295,740)
	Hotels, Restaurants & Leisure – (0.2)%
(2,000)	Chipotle Mexican Grill Inc., (2)	(425,320)
(12,800)	P.F. Changs China Bistro, Inc.	(620,288)
(6,700)	Panera Bread Company, (2)	(678,107)
	Total Hotels, Restaurants & Leisure	(1,723,715)
	Household Products – (0.0)%
(5,300)	Reckitt Benckiser Group PLC	(291,279)
	Internet & Catalog Retail – (0.1)%
(2,800)	Amazon.com, Inc., (2)	(504,000)
(1,600)	NetFlix.com Inc., (2)	(281,120)
	Total Internet & Catalog Retail	(785,120)
	Software – (0.0)%
(2,600)	Salesforce.com, Inc., (2)	(343,200)

Nuveen Investments

JPC

Nuveen Multi-Strategy Income and Growth Fund (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Value
	Specialty Retail – (0.2)%
(8,800)	Tiffany & Co	$(547,976)
(17,000)	Urban Outfitters, Inc., (2)	(608,770)
	Total Specialty Retail	(1,156,746)
	Total Common Stocks Sold Short (proceeds $4,065,551)	(5,294,680)
	Borrowings – (28.7)% (13), (14)	(270,000,000)
	Other Assets Less Liabilities – (0.0)% (17)	390,248
	Net Assets Applicable to Common Shares – 100%	$938,843,756

Investments in Derivatives

Put Options Purchased outstanding at December 31, 2010:

Number of Contracts	Type	Notional Amount (15)	Expiration Date	Strike Price	Value
71	Autozone Inc.	$1,420,000	1/21/12	$200.0	$38,695
71	Total Put Options Purchased (premiums paid $158,961)	$1,420,000			$38,695

Call Options Written outstanding at December 31, 2010:

Number of Contracts	Type	Notional Amount (15)	Expiration Date	Strike Price	Value
(745)	Aetna Inc.	$(2,235,000)	1/22/11	$30.0	$(70,403)
(155)	AngloGold Ashanti Limited	(620,000)	1/22/11	40.0	(143,375)
(386)	Arch Coal, Inc.	(965,000)	1/22/11	25.0	(389,860)
(210)	AstraZeneca PLC	(945,000)	1/22/11	45.0	(35,700)
(638)	Barrick Gold Corporation	(2,552,000)	1/22/11	40.0	(843,755)
(600)	Cameco Corporation	(2,100,000)	1/22/11	35.0	(330,000)
(588)	Chesapeake Energy Corporation	(1,470,000)	1/21/12	25.0	(235,200)
(640)	eBay, Inc.	(1,920,000)	1/22/11	30.0	(18,880)
(312)	Eli Lilly & Company	(1,092,000)	1/22/11	35.0	(15,132)
(383)	Eli Lilly & Company	(1,340,500)	1/21/12	35.0	(86,749)
(402)	Forest Laboratories Inc.	(1,206,000)	1/22/11	30.0	(87,435)
(1,040)	Gold Fields Limited	(1,300,000)	1/22/11	12.5	(582,400)
(565)	Gold Fields Limited	(847,500)	1/22/11	15.0	(177,975)
(312)	Ivanhoe Mines Ltd.	(624,000)	1/22/11	20.0	(95,160)
(1,080)	Kroger Company	(2,430,000)	1/21/12	22.5	(232,200)
(280)	Lockheed Martin Corporation	(2,100,000)	1/22/11	75.0	(1,400)
(550)	Newmont Mining Corporation	(2,750,000)	1/22/11	50.0	(631,125)
(603)	Nexen Inc.	(1,356,750)	3/19/11	22.5	(102,510)
(1,200)	Nippon Telegraph & Telephone Corporation	(2,700,000)	6/18/11	22.5	(153,000)
(1,190)	Nokia Corporation	(1,071,000)	1/22/11	9.0	(163,030)
(1,600)	Pfizer, Inc.	(2,800,000)	1/22/11	17.5	(54,400)
(354)	Range Resources Corporation	(1,327,500)	1/21/12	37.5	(396,480)
(1,746)	Smithfield Foods, Inc.	(3,055,500)	1/22/11	17.5	(558,720)
(846)	StatoilHydro ASA, ADR	(1,692,000)	4/16/11	20.0	(346,860)
(537)	Suncor Energy, Inc	(1,611,000)	1/22/11	30.0	(449,738)
(347)	Tesoro Corporation	(520,500)	1/22/11	15.0	(124,052)
(1,755)	Tyson Foods, Inc.	(3,510,000)	1/22/11	20.0	(8,775)
(1,112)	UBS AG	(1,946,000)	1/22/11	17.5	(11,120)
(394)	Wal-Mart Stores, Inc.	(2,068,500)	1/22/11	52.5	(68,556)
(434)	Wal-Mart Stores, Inc.	(2,387,000)	1/22/11	55.0	(12,152)
(21,004)	Total Call Options Written (premiums received $4,856,749)	$(52,542,750)			$(6,426,142)

Nuveen Investments

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Investment, or portion of investment, has been pledged as collateral for call options written during and as of the end of the reporting period.

  (4)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (5)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (6)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

  (7)  The Fund's Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income and "write-off" any remaining recorded balances on the Fund's records.

  (8)  At or subsequent to December 31, 2010, this issue was under the protection of the Federal Bankruptcy Court.

  (9)  Non-income producing security, in the case of a Senior Loan, denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

  (10)  The Fund's Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (11)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

  (12)  Principal Amount (000) rounds to less than $1,000.

  (13)  Borrowings as a percentage of Total Investments is 22.2%.

  (14)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of December 31, 2010, investments with a value of $655,610,679 have been pledged as collateral for Borrowings.

  (15)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (16)  For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

  (17)  Other Assets Less Liabilities includes Value and/or Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.

  N/R  Not rated.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers

  ADR  American Depositary Receipt.

  CORTS  Corporate Backed Trust Securities.

  PPLUS  PreferredPlus Trust.

  TBD  Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2

Portfolio of INVESTMENTS

  December 31, 2010

Shares	Description (1)	Value
	Common Stocks – 35.8% (27.7% of Total Investments)
	Aerospace & Defense – 1.1%
16,520	Boeing Company	$1,078,095
3,235	Esterline Technologies Corporation, (2)	221,889
151,000	Finmeccanica SPA	1,716,150
5,065	GeoEye, Inc., (2)	214,705
3,680	L-3 Communications Holdings, Inc.	259,403
83,603	Lockheed Martin Corporation, (3)	5,844,686
4,490	Orbital Sciences Corporation	76,914
150,200	Thales S.A.	5,255,650
3,390	United Technologies Corporation	266,861
	Total Aerospace & Defense	14,934,353
	Air Freight & Logistics – 0.1%
12,340	United Parcel Service, Inc., Class B	895,637
	Airlines – 0.0%
20,320	Hawaiian Holdings Inc., (2)	159,309
	Auto Components – 0.2%
10,620	Cooper Tire & Rubber	250,420
8,300	Goodyear Tire & Rubber Company, (2)	98,355
45,300	Johnson Controls, Inc.	1,730,460
8,500	TRW Automotive Holdings Corporation, (2)	447,950
	Total Auto Components	2,527,185
	Automobiles – 0.4%
94,011	Honda Motor Company Limited	3,722,692
1,525	Toyota Motor Corporation, Sponsored ADR	119,911
37,878	Toyota Motor Corporation	1,502,244
	Total Automobiles	5,344,847
	Beverages – 0.7%
325,953	Coca-Cola Amatil Limited	3,620,559
32,149	Coca-Cola Femsa SAB de CV	2,650,042
37,870	Coca-Cola Company	2,490,710
21,695	Dr. Pepper Snapple Group	762,796
12,300	Molson Coors Brewing Company, Class B	617,337
	Total Beverages	10,141,444
	Biotechnology – 0.2%
17,970	Amgen Inc., (2)	986,553
9,140	Biogen Idec Inc., (2)	612,837
9,345	BioMarin Pharmaceutical Inc., (2)	251,661
3,820	Celgene Corporation, (2)	225,915
7,991	Cubist Pharmaceuticals Inc., (2)	171,007
9,390	Geron Corporation, (2)	48,546
21,230	Gilead Sciences, Inc., (2)	769,375
6,590	Incyte Pharmaceuticals Inc., (2)	109,130

Nuveen Investments

Shares	Description (1)	Value
	Biotechnology (continued)
16,670	Nabi Biopharmaceuticals, (2)	$96,519
16,220	PDL Biopahrma Inc.	101,051
	Total Biotechnology	3,372,594
	Building Products – 0.1%
36,123	Masonite Worldwide Holdings, (2)	1,255,274
	Capital Markets – 0.4%
4,540	Affiliated Managers Group Inc., (2)	450,459
4,950	Ameriprise Financial, Inc.	284,873
4,090	Artio Global Investors Inc.	60,328
6,370	Calamos Asset Management, Inc. Class A	89,180
9,150	Invesco LTD	220,149
22,360	Legg Mason, Inc.	810,997
6,890	T. Rowe Price Group Inc.	444,681
66,430	UBS AG	1,090,589
158,760	UBS AG, (2), (3)	2,614,777
	Total Capital Markets	6,066,033
	Chemicals – 1.0%
22,110	Celanese Corporation, Series A	910,269
1,000	CF Industries Holdings, Inc.	135,150
3,960	Intrepid Potash Inc., (2)	147,668
117,887	Kuraray Company Limited	1,690,115
4,460	Minerals Technologies Inc.	291,729
24,680	Mosaic Company	1,884,565
39,177	Nitto Denko Corporation	1,845,696
11,930	Potash Corporation of Saskatchewan	1,853,151
3,800	PPG Industries, Inc.	319,466
2,103	Shin-Etsu Chemical Company Limited, ADR, (15)	114,089
8,210	Solutia Inc., (2)	189,487
72,873	Umicore	3,790,037
4,975	Westlake Chemical Corporation	216,263
	Total Chemicals	13,387,685
	Commercial Banks – 2.4%
105,516	Associated Banc-Corp.	1,598,567
114,352	Banco Itau Holdings Financeira, S.A., Sponsred ADR	2,745,592
119,330	Banco Santander Central Hispano S.A.	1,622,888
128,096	Banco Santander Central Hispano S.A., ADR	1,357,073
17,770	BNP Paribas SA	1,130,549
21,420	Canadian Imperial Bank of Commerce	1,687,447
9,180	Columbia Banking Systems Inc.	193,331
14,039	Commerce Bancshares Inc.	557,769
9,850	Community Bank System Inc.	273,535
294,358	DnB NOR ASA	4,131,570
11,290	East West Bancorp Inc.	220,720
7,410	First Financial Bancorp.	136,937
111,780	Hang Seng Bank	1,835,005
229,950	HSBC Holdings PLC	2,334,290
9,570	M&T Bank Corporation	833,069
134,693	Mitsubishi UFJ Financial Group, Inc., ADR	728,294
438,484	Mizuho Financial Group	826,309
21,730	Societe Generale	1,167,900
122,317	Standard Chartered PLC	3,290,603
21,836	Sumitomo Mitsui Financial Group	777,802
16,873	Sumitomo Trust & Banking Company, ADR, (15)	106,975
38,200	Toronto-Dominion Bank	2,852,610

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Value
	Commercial Banks (continued)
40,910	U.S. Bancorp	$1,103,343
3,170	UMB Financial Corporation	131,301
15,780	Umpqua Holdings Corporation	192,200
22,310	Wells Fargo & Company	691,387
	Total Commercial Banks	32,527,066
	Commercial Services & Supplies – 0.4%
40,610	Aggreko PLC	938,329
2,010	Clean Harbors, Inc., (2)	169,001
15,345	Republic Services, Inc.	458,202
5,878	Stericycle Inc., (2)	475,648
391,000	Toppan Printing Company Limited	3,573,371
6,200	Waste Management, Inc.	228,594
	Total Commercial Services & Supplies	5,843,145
	Communications Equipment – 0.4%
2,870	Comtech Telecom Corporation	79,585
3,580	Interdigital Inc., (2)	149,071
112,690	Nokia Oyj	1,165,548
187,223	Nokia Corporation, ADR, (3)	1,932,141
9,345	Plantronics Inc.	347,821
40,420	QUALCOMM, Inc.	2,000,386
	Total Communications Equipment	5,674,552
	Computers & Peripherals – 0.4%
17,265	Apple, Inc., (2)	5,568,998
6,150	Network Appliance Inc., (2)	338,004
8,150	SanDisk Corporation, (2)	406,359
1,625	Western Digital Corporation, (2)	55,088
	Total Computers & Peripherals	6,368,449
	Construction & Engineering – 0.1%
39,730	Royal Boskalis Westminster NV	1,895,356
3,457	Shaw Group Inc., (2)	118,333
	Total Construction & Engineering	2,013,689
	Consumer Finance – 0.0%
16,110	Discover Financial Services	298,518
	Containers & Packaging – 0.0%
15,920	Boise Inc.	126,246
2,071	Rock-Tenn Company	111,730
	Total Containers & Packaging	237,976
	Diversified Consumer Services – 0.0%
970	Coinstar Inc., (2)	54,747
5,540	Sothebys Holdings Inc.	249,300
	Total Diversified Consumer Services	304,047
	Diversified Financial Services – 0.1%
1,230	CME Group, Inc.	395,753
4,718	Guoco Group Ltd, ADR, (15)	126,254
80,000	Guoco Group Ltd	1,062,166
6,240	Nasdaq Stock Market, Inc., (2)	147,950
	Total Diversified Financial Services	1,732,123

Nuveen Investments

Shares	Description (1)	Value
	Diversified Telecommunication Services – 0.8%
9,960	CenturyLink Inc.	$459,853
32,900	Deutsche Telekom AG, ADR, (3), (15)	421,120
43,300	KT Corporation, Sponsored ADR	900,640
257,763	Nippon Telegraph and Telephone Corporation, ADR, (3)	5,913,083
2,240,000	Telecom Italia S.p.A	2,430,569
4,374	Telus Corporation	190,531
29,160	Verizon Communications Inc.	1,043,345
	Total Diversified Telecommunication Services	11,359,141
	Electric Utilities – 1.0%
231,574	Centrais Electricas Brasileiras S.A., PFD, B ADR	3,858,023
14,050	DPL Inc.	361,226
21,370	Duke Energy Corporation	380,600
3,380	Edison International	130,468
14,722	Electricite de France S.A., (15)	122,193
40,700	Electricite de France S.A., ADR	1,669,421
24,430	Exelon Corporation	1,017,265
233,614	Korea Electric Power Corporation, Sponsored ADR, (3)	3,156,125
22,440	Northeast Utilities	715,387
4,728	PNM Resources Inc.	61,559
6,770	Portland General Electric Company	146,909
18,900	Progress Energy, Inc.	821,772
27,700	Southern Company	1,058,971
7,100	UIL Holdings Corporation	212,716
	Total Electric Utilities	13,712,635
	Electrical Equipment – 0.9%
75,818	ABB Limited, ADR	1,702,114
99,841	ABB Limited	2,224,265
28,100	Areva CI	1,370,576
13,830	GrafTech International Ltd, (2)	274,387
37,859	Nidec Corporation	3,828,333
3,920	Rockwell Automation, Inc.	281,103
78,470	Sensata Techologies Holdings	2,362,732
	Total Electrical Equipment	12,043,510
	Electronic Equipment & Instruments – 0.4%
9,910	Daktronics Inc.	157,767
3,730	FLIR Systems Inc., (2)	110,968
87,696	Hoya Corporation	2,130,022
12,358	Ingram Micro, Inc., Class A, (2)	235,914
185,058	Nippon Electric Glass Company Limited	2,671,363
14,950	Power One Inc, (2)	152,490
2,163	Tech Data Corporation, (2)	95,215
	Total Electronic Equipment & Instruments	5,553,739
	Energy Equipment & Services – 0.7%
110,490	ACERGY S.A., ADR	2,707,787
186,259	AMEC PLC	3,339,557
1,087	Baker Hughes Incorporated	62,144
13,725	Cooper Cameron Corporation, (2)	696,269
7,090	FMC Technologies Inc., (2)	630,372
13,400	Halliburton Company	547,122
5,790	Hornbeck Offshore Services Inc.	120,895
11,600	Oil States International Inc., (2)	743,444
14,810	Patterson-UTI Energy, Inc.	319,156
11,690	Schlumberger Limited	976,115
	Total Energy Equipment & Services	10,142,861

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Value
	Food & Staples Retailing – 1.3%
239,433	Jeronimo Martins SGPS	$3,647,479
123,375	Koninklijke Ahold N.V.	1,628,217
182,153	Kroger Co., (3)	4,072,941
149,212	Wal-Mart Stores, Inc., (3)	8,047,003
	Total Food & Staples Retailing	17,395,640
	Food Products – 1.7%
9,190	Archer-Daniels-Midland Company	276,435
9,080	Corn Products International, Inc.	417,680
1,580	Diamond Foods Inc.	84,024
13,420	General Mills, Inc.	477,618
22,180	H.J. Heinz Company	1,097,023
21,875	Hershey Foods Corporation	1,031,406
14,210	Kellogg Company	725,847
35,430	Mead Johnson Nutrition Company, Class A Shares	2,205,518
46,904	Nestle S.A.	2,746,518
15,600	Ralcorp Holdings Inc., (2)	1,014,156
266,583	Smithfield Foods, Inc., (2), (3)	5,499,607
271,970	Tyson Foods, Inc., Class A, (3)	4,683,323
111,340	Unilever PLC, ADR	3,407,574
	Total Food Products	23,666,729
	Gas Utilities – 0.0%
3,840	National Fuel Gas Company	251,981
	Health Care Equipment & Supplies – 0.4%
8,670	Align Technology, Inc., (2)	169,412
3,720	Beckman Coulter, Inc.	279,856
17,970	Becton, Dickinson and Company	1,518,824
2,780	C. R. Bard, Inc.	255,121
3,650	Cooper Companies, Inc.	205,641
8,060	Covidien PLC	368,020
17,460	Edwards Lifesciences Corporation, (2)	1,411,466
19,170	Hologic Inc., (2)	360,779
7,760	Masimo Corporation	225,583
3,480	Steris Corporation	126,881
2,663	Zimmer Holdings, Inc., (2)	142,950
	Total Health Care Equipment & Supplies	5,064,533
	Health Care Providers & Services – 0.9%
123,149	Aetna Inc., (3)	3,757,276
2,350	Air Methods Corporation, (2)	132,235
44,410	AmerisourceBergen Corporation	1,515,269
3,425	Centene Corporation, (2)	86,790
11,640	Express Scripts, Inc., (2)	629,142
38,587	Fresenius Medical Care, ADR	2,229,103
14,005	HealthSouth Corporation, (2)	290,044
3,980	Humana Inc., (2)	217,865
2,860	Laboratory Corporation of America Holdings, (2)	251,451
13,074	Lincare Holdings	350,775
20,240	McKesson HBOC Inc.	1,424,491
15,050	Medco Health Solutions, Inc., (2)	922,114
5,062	Omnicare, Inc.	128,524
5,480	Owens and Minor Inc.	161,276
7,320	Quest Diagnostics Incorporated	395,060
	Total Health Care Providers & Services	12,491,415

Nuveen Investments

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure – 0.4%
14,910	Bally Technologies, Inc., (2)	$629,053
58,935	Carnival Corporation	2,740,026
2,400	Chipotle Mexican Grill Inc., (2)	510,384
10,930	Las Vegas Sands, (2)	502,234
3,290	Marriott International, Inc., Class A	136,667
6,190	MGM Mirage Inc., (2)	91,922
3,870	Penn National Gaming, Inc., (2)	136,031
9,920	Royal Caribbean Cruises Limited, (2)	466,240
20,380	Starbucks Corporation	654,809
2,986	Vail Resorts, Inc.	155,391
6,100	YUM! Brands, Inc.	299,205
	Total Hotels, Restaurants & Leisure	6,321,962
	Household Durables – 0.2%
15,890	D.R. Horton, Inc.	189,568
10,470	Lennar Corporation, Class A	196,313
7,075	Meritage Corporation, (2)	157,065
39,440	Newell Rubbermaid Inc.	717,019
308,685	Oriental Weavers Group	1,821,268
5,610	Tempur Pedic International Inc., (2)	224,737
	Total Household Durables	3,305,970
	Household Products – 0.2%
13,230	Colgate-Palmolive Company	1,063,295
15,160	Kimberly-Clark Corporation	955,686
18,100	Procter & Gamble Company	1,164,373
	Total Household Products	3,183,354
	Independent Power Producers & Energy Traders – 0.1%
27,770	Constellation Energy Group	850,595
	Industrial Conglomerates – 0.5%
5,610	3M Co.	484,143
342,952	Fraser and Neave Limited	1,712,956
33,970	General Electric Company	621,311
22,000	Rheinmetall AG	1,768,914
13,730	Siemens AG, Sponsored ADR	1,700,804
7,770	Textron Inc.	183,683
	Total Industrial Conglomerates	6,471,811
	Insurance – 1.0%
19,433	AFLAC Incorporated	1,096,604
9,590	Alterra Capital Holdings Limited	207,528
1,318	Aon Corporation	60,641
9,601	Axis Capital Holdings Limited	344,484
10,005	Delphi Financial Group, Inc.	288,544
29,510	Genworth Financial Inc., Class A, (2)	387,761
62,476	Hannover Rueckversicherung AG	3,350,738
19,100	Hartford Financial Services Group, Inc.	505,959
36,341	Lincoln National Corporation	1,010,643
1,995	Loews Corporation	77,625
8,737	Marsh & McLennan Companies, Inc.	238,870
20,880	Old Republic International Corporation	284,594
3,030	PartnerRe Limited	243,461
6,690	Primerica Inc.	162,233
20,640	Progressive Corporation	410,117
155,544	Prudential Corporation PLC	1,619,957
4,650	Prudential Financial, Inc.	273,002

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Value
	Insurance (continued)
4,510	Reinsurance Group of America Inc.	$242,232
27,270	Symetra Financial Corporation	373,599
7,660	Tower Group Inc.	195,943
49,290	Willis Group Holdings PLC	1,706,913
8,590	WR Berkley Corporation	235,194
	Total Insurance	13,316,642
	Internet & Catalog Retail – 0.1%
33,400	Expedia, Inc.	838,006
	Internet Software & Services – 0.6%
141,294	eBay Inc., (2), (3)	3,932,212
4,570	Google Inc., Class A, (2)	2,714,443
8,210	IAC/InterActiveCorp., (2)	235,627
7,900	Rackspace Hosting Inc., (2)	248,139
36,860	Tencent Holdings Limited	810,912
	Total Internet Software & Services	7,941,333
	IT Services – 0.4%
11,190	Accenture Limited	542,603
24,550	Automatic Data Processing, Inc.	1,136,174
8,260	CSG Systems International Inc., (2)	156,444
19,125	International Business Machines Corporation (IBM)	2,806,785
3,110	MasterCard, Inc.	696,982
2,890	Maximus Inc.	189,526
5,406	VeriFone Holdings Inc., (2)	208,455
4,690	Wright Express Corporation, (2)	215,740
	Total IT Services	5,952,709
	Leisure Equipment & Products – 0.0%
9,340	JAKKS Pacific Inc.	170,175
	Life Sciences Tools & Services – 0.1%
11,430	Affymetrix, Inc., (2)	57,493
1,390	Bio-Rad Laboratories Inc., (2)	144,352
11,300	Life Technologies Corporation, (2)	627,150
8,950	Waters Corporation, (2)	695,505
	Total Life Sciences Tools & Services	1,524,500
	Machinery – 1.0%
6,676	AGCO Corporation, (2)	338,206
5,970	ArvinMeritor Inc., (2)	122,504
3,460	Astecx Industries Inc.	112,139
14,730	Caterpillar Inc.	1,379,612
1,960	Crane Company	80,497
17,050	Cummins Inc.	1,875,671
5,680	Danaher Corporation	267,926
5,660	Deere & Company	470,063
4,710	Eaton Corporation	478,112
1,720	Kaydon Corporation	70,038
52,839	Kone OYJ	2,937,324
1,340	Nordson Corporation	123,119
35,720	Oshkosh Truck Corporation, (2)	1,258,773
11,170	Parker Hannifin Corporation	963,971
22,770	Timken Company	1,086,812
16,200	Vallourec SA	1,701,537
	Total Machinery	13,266,304

Nuveen Investments

Shares	Description (1)	Value
	Marine – 0.2%
12,620	Genco Shipping and Trading Limited, (2)	$181,728
104,500	Stolt-Nielsen Ltd.	2,552,035
	Total Marine	2,733,763
	Media – 0.7%
20,320	Cablevision Systems Corporation	687,629
53,378	Citadel Broadcasting Corporation, (2)	1,607,745
34,675	Comcast Corporation, Class A	761,810
24,385	Dex One Corporation, (2)	181,912
29,915	DIRECTV Group, Inc., (2)	1,194,506
3,627	Madison Square Garden Inc., (2)	93,504
56,735	Metro-Goldwyn-Mayer	1,347,456
2,669	Philadelphia Newspapers LLC	280,245
32,898	Readers Digest Association Inc., (2), (15)	781,328
14,780	Scripps Networks Interactive, Class A Shares	764,865
2,001	Time Warner Cable, Inc.	132,126
115,380	WPP Group PLC	1,420,223
	Total Media	9,253,349
	Metals & Mining – 3.7%
48,000	AngloGold Ashanti Limited, Sponsored ADR, (3)	2,363,040
202,574	Barrick Gold Corporation, (3)	10,772,885
65,667	BHP Billiton PLC, ADR	3,039,181
1,900	Cliffs Natural Resources Inc.	148,219
23,391	Freeport-McMoRan Copper & Gold, Inc.	2,809,025
359,673	Gold Fields Limited, Sponsored ADR, (3)	6,520,871
48,000	Ivanhoe Mines Ltd, (2), (3)	1,100,160
19,055	Kinross Gold Corporation	361,283
2,738	Newcrest Mining Limited, Sponsored ADR, (15)	114,038
55,500	Newcrest Mining Limited	2,295,593
121,548	Newmont Mining Corporation, (3)	7,466,694
7,280	Noranda Aluminum Hodlings Corporation	106,288
7,526	NovaGold Resources Inc., (2)	107,396
122,000	NovaGold Resources Inc., 144A	1,740,940
79,941	Polyus Gold Company, ADR, (15)	2,897,861
46,480	Rio Tinto Limited	4,063,223
7,690	Steel Dynamics Inc.	140,727
143,420	Sterlite Industries India Ltd., ADR	2,372,167
16,010	Walter Industries Inc.	2,046,718
	Total Metals & Mining	50,466,309
	Multiline Retail – 0.3%
4,234	Dillard's, Inc., Class A	160,638
12,280	Family Dollar Stores, Inc.	610,439
27,320	Macy's, Inc.	691,196
69,059	Next PLC	2,126,479
	Total Multiline Retail	3,588,752
	Multi-Utilities – 0.2%
23,620	Ameren Corporation	665,848
11,860	Consolidated Edison, Inc.	587,900
22,730	Dominion Resources, Inc.	971,026
5,070	Integrys Energy Group, Inc.	245,946
3,610	OGE Energy Corp.	164,399
4,360	Sempra Energy	228,813
7,670	Wisconsin Energy Corporation	451,456
	Total Multi-Utilities	3,315,388

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Value
	Office Electronics – 0.1%
34,257	Canon Inc.	$1,776,351
	Oil, Gas & Consumable Fuels – 3.7%
81,923	Arch Coal Inc., (3)	2,872,220
96,910	BG Group PLC	1,958,156
173,556	Cameco Corporation, (3)	7,008,191
133,184	Chesapeake Energy Corporation, (3)	3,450,797
6,870	Cimarex Energy Company	608,201
2,676	ConocoPhillips	182,236
33,605	Continental Resources Inc., (2)	1,977,654
7,100	Devon Energy Corporation	557,421
101,600	Gazprom OAO, ADR	2,565,400
15,380	Hess Corporation	1,177,185
8,750	Newfield Exploration Company, (2)	630,963
129,518	Nexen Inc., (3)	2,965,962
6,620	Occidental Petroleum Corporation	649,422
8,272	Petrobras Energia S.A., ADR	218,215
19,640	Petrohawk Energy Corporation, (2)	358,430
15,910	Petroquest Energy Inc., (2)	119,802
3,300,000	PT Medco Energi Internasional TBK	1,236,127
83,198	Range Resources Corporation, (3)	3,742,246
5,700	Rosetta Resources, Inc., (2)	214,548
128,390	Royal Dutch Shell PLC, Class B, Sponsored ADR	4,233,654
4,780	SM Energy Company	281,685
89,780	StatoilHydro ASA	2,132,545
176,615	StatoilHydro ASA, Sponsored ADR, (3)	4,198,139
10,730	Stone Energy Corporation, (2)	239,172
112,117	Suncor Energy, Inc., (3)	4,292,960
116,688	Tesoro Corporation, (3)	2,163,396
11,535	Total S.A.	611,174
11,050	W&T Offshore Inc.	197,464
1,220	Whiting Petroleum Corporation, (2)	142,972
2,470	World Fuel Services Corporation	89,315
	Total Oil, Gas & Consumable Fuels	51,075,652
	Paper & Forest Products – 0.0%
6,730	Domtar Corporation	510,942
	Personal Products – 0.0%
2,290	Medifast, Inc.	66,135
16,790	Prestige Brands Holdings Inc.	200,641
	Total Personal Products	266,776
	Pharmaceuticals – 2.0%
32,000	AstraZeneca Group, Sponsored ADR, (3)	1,478,080
40,130	AstraZeneca Group	1,828,198
33,687	Bristol-Myers Squibb Company	892,032
113,770	Eli Lilly and Company, (3)	3,986,501
61,200	Forest Laboratories, Inc., (2), (3)	1,957,176
6,810	Hospira Inc., (2)	379,249
38,915	Johnson & Johnson	2,406,893
31,154	Novartis AG	1,830,922
18,670	Novo Nordisk A/S	2,105,293
7,480	Perrigo Company	473,708
262,887	Pfizer Inc., (3)	4,603,151
30,703	Sanofi-Aventis, S.A.	1,963,210
36,500	Teva Pharmaceutical Industries Limited, Sponsored ADR	1,902,745
3,920	Warner Chilcott Limited, (2)	88,435
31,950	Watson Pharmaceuticals Inc., (2)	1,650,218
	Total Pharmaceuticals	27,545,811

Nuveen Investments

Shares	Description (1)	Value
	Professional Services – 0.0%
3,940	Acacia Research, (2)	$102,204
2,310	Towers Watson & Company, Class A Shares	120,259
	Total Professional Services	222,463
	Real Estate – 0.6%
14,370	Annaly Capital Management Inc.	257,510
43,640	Apartment Investment & Management Company, Class A	1,127,658
10,990	Boston Properties, Inc.	946,239
10,350	Camden Property Trust	558,693
7,560	Digital Realty Trust Inc.	389,642
16,200	Duke Realty Corporation	201,852
4,130	Equity Lifestyles Properties Inc.	230,991
2,070	Essex Property Trust Inc.	236,435
3,200	Home Properties New York, Inc.	177,568
13,040	Inland Real Estate Corporation	114,752
8,260	LaSalle Hotel Properties	218,064
2,480	Mid-America Apartment Communities	157,455
9,040	Parkway Properties Inc.	158,381
3,450	PS Business Parks Inc.	192,234
8,400	Ramco-Gershenson Properties Trust	104,580
16,040	Rayonier Inc.	842,421
4,228	Simon Property Group, Inc.	420,644
3,550	Taubman Centers Inc.	179,204
6,640	Walter Investment Management Corporation	119,122
163,410	Westfield Group	1,601,161
163,410	Westfield Realty Trust	429,539
	Total Real Estate	8,664,145
	Real Estate Management & Development – 0.2%
98,560	Brookfield Properties Corporation	1,740,635
176,507	Hysan Development Company	833,394
	Total Real Estate Management & Development	2,574,029
	Road & Rail – 0.2%
5,490	Genesee & Wyoming Inc.	290,696
10,580	Hertz Global Holdings Inc., (2)	153,304
17,650	Kansas City Southern Industries, (2)	844,729
5,880	Norfolk Southern Corporation	369,382
4,980	Union Pacific Corporation	461,447
255	West Japan Railway Company, DD1	953,227
	Total Road & Rail	3,072,785
	Semiconductors & Equipment – 0.6%
68,820	ASM Lithography Holding NV	2,657,764
14,070	Broadcom Corporation, Class A	612,749
34,120	Cypress Semiconductor Corporation, (2)	633,950
51,545	Intel Corporation	1,083,991
34,270	KLA-Tencor Corporation	1,324,193
39,270	Marvell Technology Group Ltd, (2)	728,459
17,580	Micron Technology, Inc., (2)	140,992
17,400	Novellus Systems, Inc., (2)	562,368
16,165	ON Semiconductor Corporation, (2)	159,710
22,240	Silicon Image, Inc., (2)	163,464
	Total Semiconductors & Equipment	8,067,640
	Software – 0.5%
2,470	Advent Software Inc., (2)	143,062
7,645	Ansys Inc., (2)	398,075

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Value
	Software (continued)
6,635	CommVault Systems, Inc., (2)	$189,894
4,160	Manhattan Associates Inc., (2)	127,046
123,391	Microsoft Corporation, (3)	3,445,077
31,660	Oracle Corporation	990,958
15,280	Rovi Corporation, (2)	947,513
5,470	Salesforce.com, Inc., (2)	722,040
5,110	VirnetX Holding Corporation	75,884
	Total Software	7,039,549
	Specialty Retail – 0.3%
9,840	Advance Auto Parts, Inc.	650,916
2,557	Best Buy Co., Inc.	87,680
1,790	Guess Inc.	84,703
11,300	Home Depot, Inc.	396,178
20,080	Industria de Diseno Textil SA, Inditex	1,503,448
4,770	PetSmart Inc.	189,941
47,180	Williams-Sonoma Inc.	1,683,854
	Total Specialty Retail	4,596,720
	Textiles, Apparel & Luxury Goods – 0.6%
103,790	Burberry Group PLC	1,818,845
3,320	Deckers Outdoor Corporation, (2)	264,737
6,800	Fossil Inc., (2)	479,264
19,430	Liz Claiborne, Inc.	139,119
14,220	LVMH Moet Hennessy	2,339,169
669,880	Yue Yuen Industrial Holdings Limited	2,404,494
	Total Textiles, Apparel & Luxury Goods	7,445,628
	Thrifts & Mortgage Finance – 0.0%
20,210	New York Community Bancorp Inc.	380,959
16,470	People's United Financial, Inc.	230,745
	Total Thrifts & Mortgage Finance	611,704
	Tobacco – 0.4%
36,430	Altria Group, Inc.	896,907
49,760	British American Tobacco PLC	1,911,201
1,690	Lorillard Inc.	138,680
21,809	Philip Morris International	1,276,480
21,960	Reynolds American Inc.	716,334
	Total Tobacco	4,939,602
	Trading Companies & Distributors – 0.4%
4,500	Applied Industrial Technologies Inc.	146,159
283,792	Mitsui & Company Limited	4,687,338
	Total Trading Companies & Distributors	4,833,497
	Wireless Telecommunication Services – 0.4%
14,343	Millicom International Cellular S.A.	1,377,647
28,509	Millicom International Cellular S.A.	2,725,459
6,298	Turkcell Iletisim Hizmetleri A.S., ADR	107,884
676,090	Vodafone Group PLC	1,747,683
	Total Wireless Telecommunication Services	5,958,673
	Total Common Stocks (cost $423,016,040)	496,468,999

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (4)	Value
	Convertible Preferred Securities – 2.0% (1.6% of Total Investments)
	Automobiles – 0.2%
57,050	Ford Motor Company Capital Trust II, Convertible	6.500%	B1	$2,958,613
	Capital Markets – 0.1%
10,100	Affiliated Managers Group Inc., Convertible Bond	5.100%	BB	506,894
8,150	AMG Capital Trust II, Convertible Bond	5.150%	BB	328,547
	Total Capital Markets			835,441
	Commercial Banks – 0.9%
7,300,000	Credit Suisse AG	7.875%	BBB+	7,464,250
7,200	Fifth Third Bancorp, Convertible Bond	8.500%	Ba1	1,069,848
3,900	Wells Fargo & Company, Convertible Bond	7.500%	A-	3,902,145
	Total Commercial Banks			12,436,243
	Communications Equipment – 0.3%
4,525	Lucent Technologies Capital Trust I	7.750%	B3	4,009,150
	Diversified Financial Services – 0.2%
3,600	Bank of America Corporation	7.250%	BB+	3,445,092
	Food Products – 0.1%
7,450	Bunge Limited, Convertible Bonds	4.875%	Ba1	693,781
	Health Care Providers & Services – 0.0%
11,650	Omnicare Capital Trust II, Series B	4.000%	B	450,855
	Independent Power Producers & Energy Traders – 0.0%
11,550	AES Trust III, Convertible Preferred	6.750%	B	565,950
	Insurance – 0.1%
7,200	Aspen Insurance Holdings Limited	5.625%	BBB-	395,496
5,600	Reinsurance Group of America Inc.	5.750%	BBB	392,952
	Total Insurance			788,448
	Oil, Gas & Consumable Fuels – 0.1%
600	El Paso Corporation,144A	4.990%	B	705,900
350	El Paso Corporation	4.990%	B	411,775
	Total Oil, Gas, & Consumable Fuels			1,117,675
	Real Estate – 0.0%
13,928	Commonwealth REIT, Convertible Debt	6.500%	Baa3	304,048
	Road & Rail – 0.0%
300	Kansas City Southern Industries Inc.	5.125%	B-	480,075
	Total Convertible Preferred Securities (cost $26,044,100)			28,085,371
Shares	Description (1)	Coupon	Ratings (4)	Value
	$25 Par (or similar) Preferred Securities – 33.0% (25.5% of Total Investments)
	Capital Markets – 3.8%
58,500	Ameriprise Financial, Inc.	7.750%	A	$1,559,025
135,838	BNY Capital Trust V, Series F	5.950%	A1	3,390,516
683,077	Credit Suisse	7.900%	A3	18,292,802
1,176,457	Deutsche Bank Capital Funding Trust II	6.550%	BBB	27,234,980
6,300	Deutsche Bank Capital Funding Trust IX	6.625%	BBB	145,026
68,200	Deutsche Bank Contingent Capital Trust III	7.600%	BBB	1,734,326
15,300	Goldman Sachs Group Inc., Series 2004-4 (CORTS)	6.000%	A3	341,955

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2010

Shares	Description (1)	Coupon	Ratings (4)	Value
	Capital Markets (continued)
18,600	Goldman Sachs Group Inc., Series GSC-3 (PPLUS)	6.000%	A3	$416,268
15,900	Morgan Stanley Capital Trust V	5.750%	Baa2	347,733
2,500	Morgan Stanley Capital Trust VII	6.600%	Baa2	59,375
	Total Capital Markets			53,522,006
	Commercial Banks – 4.3%
682,653	Banco Santander Finance	10.500%	A-	19,018,713
28,400	Barclays Bank PLC	7.750%	A-	721,928
1,300	Barclays Bank PLC	7.100%	A+	32,409
170,400	BB&T Capital Trust VI	9.600%	Baa1	4,924,560
38,400	BB&T Capital Trust VII	8.100%	Baa1	1,055,616
146,500	Cobank Agricultural Credit Bank, 144A	7.000%	N/R	6,610,813
48,000	Cobank Agricultural Credit Bank	11.000%	A	2,575,502
2,800	Fifth Third Capital Trust V	7.250%	Baa3	69,664
1,000,000	HSBC Bank PLC	1.000%	A	612,500
45,812	HSBC Finance Corporation	6.875%	A	1,162,709
367,100	HSBC Holdings PLC	8.000%	A-	9,783,215
1,400	HSBC Holdings PLC	6.200%	A-	32,060
15,100	HSBC USA Inc., Series F	2.858%	A-	723,290
150,200	Merrill Lynch Preferred Capital Trust V	7.280%	Baa3	3,679,900
355,241	National City Capital Trust II	6.625%	BBB	8,873,920
9,700	Wells Fargo Capital Trust VII	5.850%	A-	242,500
	Total Commercial Banks			60,119,299
	Diversified Financial Services – 2.2%
72,000	Citigroup Capital Trust XII	8.500%	BB+	1,905,120
178,500	Citigroup Capital XIII	7.875%	BB+	4,803,435
2,000	Countrywide Capital Trust III	7.000%	Baa3	49,200
63,600	Countrywide Capital Trust IV	6.750%	Baa3	1,507,320
188,023	ING Groep N.V.	7.200%	Ba1	4,356,493
755,475	ING Groep N.V.	7.050%	Ba1	17,262,604
6,600	JPMorgan Chase Capital Trust XXIX	6.700%	A2	168,564
	Total Diversified Financial Services			30,052,736
	Diversified Telecommunication Services – 0.3%
71,663	AT&T Inc.	6.375%	A2	1,906,952
18,024	BellSouth Capital Funding (CORTS)	7.120%	A	460,176
52,000	Telephone and Data Systems Inc.	6.875%	Baa2	1,292,200
	Total Diversified Telecommunication Services			3,659,328
	Electric Utilities – 0.5%
259,300	Entergy Texas Inc.	7.875%	BBB+	7,148,901
	Food Products – 0.2%
33,100	Dairy Farmers of America Inc, 144A	7.875%	BBB-	2,954,175
	Insurance – 7.0%
1,122,600	Aegon N.V.	6.375%	BBB	24,293,064
25,000	Allianz SE	8.375%	A+	658,595
192,234	Arch Capital Group Limited, Series B	7.875%	BBB	4,915,423
364,918	Arch Capital Group Limited	8.000%	BBB	9,305,409
2,905	Axis Capital Holdings Limited	7.250%	BBB	72,770
29,400	Delphi Financial Group, Inc.	7.376%	BB+	687,960
209,582	EverestRe Capital Trust II	6.200%	Baa1	4,665,295
83,482	Markel Corporation	7.500%	BBB	2,112,095
849,084	PartnerRe Limited, Series C	6.750%	BBB+	20,887,466
144,415	PLC Capital Trust III	7.500%	BBB	3,633,481
14,000	PLC Capital Trust IV	7.250%	BBB	348,600
22,317	Protective Life Corporation	7.250%	BBB	556,363

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (4)	Value
	Insurance (continued)
136,730	Prudential Financial Inc.	9.000%	BBB+	$3,758,708
24,682	Prudential Financial Inc.	6.750%	A-	619,025
1,000,000	Reinsurance Group of America Inc.	6.750%	BBB-	926,826
35,900	RenaissanceRe Holdings Limited, Series C	6.080%	BBB+	816,366
165,400	RenaissanceRe Holdings Limited, Series D	6.600%	BBB+	4,073,802
589,279	W. R. Berkley Corporation, Capital Trust II	6.750%	BBB-	14,726,082
	Total Insurance			97,057,330
	Media – 4.2%
599,221	CBS Corporation	6.750%	BBB-	15,142,315
1,012,662	Comcast Corporation	7.000%	BBB+	25,620,349
30,000	Comcast Corporation	6.625%	BBB+	763,500
647,540	Viacom Inc.	6.850%	BBB+	16,434,565
	Total Media			57,960,729
	Multi-Utilities – 0.7%
125,800	Dominion Resources Inc.	8.375%	BBB	3,565,172
227,600	Xcel Energy Inc.	7.600%	BBB	6,243,068
	Total Multi-Utilities			9,808,240
	Oil, Gas & Consumable Fuels – 1.1%
612,600	Nexen Inc.	7.350%	BB+	15,443,646
	Pharmaceuticals – 0.1%
39,800	Bristol Myers Squibb Company (CORTS)	6.250%	A+	1,002,960
	Real Estate – 8.4%
59,800	Commomwealth REIT	7.500%	BBB	1,264,770
532,400	Commomwealth REIT	7.125%	Baa3	12,846,812
199,813	Developers Diversified Realty Corporation, Series H	7.375%	Ba1	4,725,577
6,800	Duke Realty Corporation, Series K	6.500%	Baa3	150,552
72,830	Duke Realty Corporation, Series L	6.600%	Baa3	1,636,490
22,700	Duke Realty Corporation, Series N	7.250%	Baa3	557,285
121,700	Duke-Weeks Realty Corporation	6.625%	Baa3	2,726,080
143,005	Equity Residential Properties Trust, Series N	6.480%	BBB-	3,467,871
632,116	Kimco Realty Corporation, Series G	7.750%	Baa2	16,687,862
23,000	Kimco Realty Corporation, Series H	6.900%	Baa2	554,300
3,997	Prologis Trust, Series C	8.540%	Baa3	222,083
51,275	Prologis Trust, Series G	6.750%	Baa3	1,176,249
20,000	PS Business Parks, Inc.	0.000%	BBB-	487,600
5,000	Public Storage, Inc.	6.875%	BBB+	129,000
235,263	Public Storage, Inc.	6.750%	BBB+	5,945,096
27,632	Public Storage, Inc., Series C	6.600%	BBB+	678,089
149,500	Public Storage, Inc., Series E	6.750%	BBB+	3,722,550
69,911	Public Storage, Inc., Series H	6.950%	BBB+	1,758,961
5,700	Public Storage, Inc., Series K	7.250%	BBB+	144,951
1,321	Public Storage, Inc., Series M	6.625%	BBB+	32,972
28,103	Realty Income Corporation	6.750%	Baa2	689,086
135,186	Regency Centers Corporation	7.450%	Baa3	3,425,613
626,351	Vornado Realty LP	7.875%	BBB	16,704,781
1,227,443	Wachovia Preferred Funding Corporation	7.250%	A-	31,410,266
5,559	Weingarten Realty Trust	8.100%	BBB	127,023
117,000	Weingarten Realty Trust	6.950%	Baa3	2,851,290
102,725	Weingarten Realty Trust	6.500%	Baa3	2,393,493
	Total Real Estate			116,516,702
	Wireless Telecommunication Services – 0.2%
89,609	Telephone and Data Systems Inc.	7.600%	Baa2	2,259,044
	Total $25 Par (or similar) Preferred Securities (cost $453,784,028)			457,505,096

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2010

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Variable Rate Senior Loan Interests – 5.8% (4.6% of Total Investments) (6)
	Aerospace & Defense – 0.1%
$574	DAE Aviation Holdings, Inc., Term Loan B1	4.040%	7/31/14	B	$568,724
555	DAE Aviation Holdings, Inc., Term Loan B2	4.040%	7/31/14	B	549,290
1,129	Total Aerospace & Defense				1,118,014
	Airlines – 0.1%
1,930	Delta Air Lines, Inc., Term Loan	3.539%	4/30/14	B	1,874,211
	Automobiles – 0.1%
1,373	Ford Motor Company, Term Loan	3.026%	12/15/13	Baa3	1,369,505
	Biotechnology – 0.1%
900	Grifols, Term Loan, WI/DD	TBD	TBD	BB	911,625
	Communications Equipment – 0.3%
2,954	Avaya, Inc., Term Loan	3.034%	10/24/14	B1	2,799,345
867	Intelsat, Term Loan, WI/DD	TBD	TBD	B1	876,259
3,821	Total Communications Equipment				3,675,604
	Containers & Packaging – 0.1%
150	Reynolds Group Holdings, Inc., Term Loan A	6.250%	8/06/15	Ba3	150,581
900	Reynolds Group Holdings, Inc., Term Loan D	6.500%	5/05/16	Ba3	909,997
1,050	Total Containers & Packaging				1,060,578
	Diversified Consumer Services – 0.1%
948	Cengage Learning Acquisitions, Inc., Term Loan	2.550%	7/03/14	B+	894,040
	Diversified Financial Services – 0.1%
1,036	Pinafore LLC, Term Loan	6.250%	9/29/16	BB	1,051,769
	Electric Utilities – 0.3%
228	Calpine Corporation, DIP Term Loan	3.145%	3/29/14	B+	227,797
1,935	TXU Corporation, Term Loan B2	3.764%	10/10/14	B2	1,498,855
2,501	TXU Corporation, Term Loan B3	3.764%	10/10/14	B2	1,934,316
4,664	Total Electric Utilities				3,660,968
	Electrical Equipment – 0.1%
1,615	Allison Transmission Holdings, Inc., Term Loan	3.027%	8/07/14	B	1,581,321
	Food Products – 0.1%
180	Darling International, Inc., Term Loan	5.000%	12/17/16	BB+	181,800
900	NBTY, Inc., Term Loan	6.250%	10/01/17	BB-	913,872
998	Pierre Foods, Inc., Term Loan	7.001%	9/30/16	B+	994,590
2,078	Total Food Products				2,090,262
	Health Care Providers & Services – 0.4%
84	Community Health Systems, Inc., Delayed Term Loan	2.544%	7/25/14	BB	82,137
842	Community Health Systems, Inc., Extended Term Loan	3.794%	1/25/17	BB	840,828
1,678	Community Health Systems, Inc., Term Loan	2.544%	7/25/14	BB	1,638,799
271	IASIS Healthcare LLC, Delayed Term Loan	2.261%	3/14/14	Ba2	265,845
74	IASIS Healthcare LLC, Letter of Credit	2.261%	3/14/14	Ba2	72,710
784	IASIS Healthcare LLC, Term Loan	2.261%	3/14/14	Ba2	768,063
1,123	Select Medical Corporation, Term Loan B2	2.284%	2/24/12	Ba2	1,114,631
585	Select Medical Corporation, Term Loan	2.284%	2/24/12	Ba2	578,911
5,441	Total Health Care Providers & Services				5,361,924

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Hotels, Restaurants & Leisure – 0.6%
$1,350	Burger King Corporation, Term Loan B	6.250%	10/19/16	BB-	$1,371,335
2,136	CCM Merger, Inc., Term Loan B	8.500%	7/13/12	BB-	2,142,670
991	Harrah's Operating Company, Inc., Term Loan B2	3.288%	1/28/15	B	899,071
939	Orbitz Worldwide, Inc., Term Loan	3.277%	7/25/14	B+	879,314
1,940	Travelport LLC, Delayed Term Loan	4.963%	8/21/15	Ba3	1,842,229
134	Travelport LLC, Letter of Credit	4.803%	8/21/15	Ba3	127,398
669	Travelport LLC, Term Loan	4.963%	8/21/15	Ba2	634,924
379	Venetian Casino Resort LLC, Delayed Term Loan	3.030%	11/23/16	B1	365,209
1,112	Venetian Casino Resort LLC, Tranche B, Term Loan	3.030%	11/23/16	B1	1,072,543
9,650	Total Hotels, Restaurants & Leisure				9,334,693
	IT Services – 0.5%
2,029	First Data Corporation, Term Loan B1	3.011%	9/24/14	B+	1,874,821
483	Infor Global Solutions Intermediate Holdings, Ltd., Delayed Term Loan	4.020%	7/28/12	B+	462,559
1,186	Infor Global Solutions Intermediate Holdings, Ltd., Extended Delayed Draw Term Loan	6.020%	7/28/15	B+	1,134,244
476	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan, First Lien	4.020%	7/28/12	B+	456,134
2,273	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan	6.020%	7/28/15	B+	2,177,421
1,153	SunGard Data Systems, Inc., Term Loan B	2.013%	2/28/14	BB	1,126,168
7,600	Total IT Services				7,231,347
	Leisure Equipment & Products – 0.1%
726	Cedar Fair LP, Term Loan	5.500%	12/15/16	Ba2	734,700
570	Herbst Gaming, Inc., Delayed Term Loan	0.000%	12/02/11	N/R	346,784
656	Herbst Gaming, Inc., Term Loan	0.000%	12/02/11	N/R	399,120
1,952	Total Leisure Equipment & Products				1,480,604
	Media – 1.1%
742	Cequel Communications LLC, Term Loan B	2.270%	11/05/13	BB-	736,374
3,199	Charter Communications Operating Holdings LLC, Term Loan C	3.560%	9/06/16	BB+	3,163,914
789	Citadel Broadcasting Corporation, Term Loan, (7)	4.250%	12/30/16	Baa3	793,240
1,113	Gray Television, Inc., Term Loan B	3.789%	12/31/14	B	1,089,868
50	Nielsen Finance LLC, Term Loan A	2.264%	8/09/13	BB-	49,495
1,854	Nielsen Finance LLC, Term Loan B	4.014%	5/02/16	BB-	1,848,007
821	Nielsen Finance LLC, Term Loan C	4.014%	5/02/16	BB-	814,821
352	SuperMedia, Term Loan	0.000%	12/31/15	B-	242,504
1,425	Tribune Company, Term Loan B, (8), (9)	0.000%	6/04/14	Ca	990,884
5,525	Univision Communications, Inc., Term Loan	4.511%	3/31/17	B	5,262,805
15,870	Total Media				14,991,912
	Metals & Mining – 0.2%
1,941	John Maneely Company, Term Loan	3.539%	12/09/13	B	1,909,010
1,000	Novelis, Inc., Term Loan	5.250%	12/15/16	Ba2	1,014,375
2,941	Total Metals & Mining				2,923,385
	Oil, Gas & Consumable Fuels – 0.3%
2,917	CCS Income Trust, Term Loan	3.288%	11/14/14	B	2,629,211
1,855	Venoco, Inc., Term Loan	4.313%	5/07/14	BB-	1,781,205
4,772	Total Oil, Gas & Consumable Fuels				4,410,416
	Pharmaceuticals – 0.1%
1,000	Royalty Pharma Finance Trust, Unsecured Term Loan	7.750%	5/15/15	Baa3	1,040,000
609	Warner Chilcott Corporation, Term Loan B3	6.500%	2/22/16	BB	615,373
1,609	Total Pharmaceuticals				1,655,373

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2010

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (5)	Ratings (4)	Value
	Real Estate Management & Development – 0.2%
$1,633	LNR Property Corporation, Term Loan B	3.770%	7/12/11	B2	$1,615,445
1,705	Realogy Corporation, Delayed Term Loan	3.284%	10/10/13	B1	1,603,549
3,338	Total Real Estate Management & Development				3,218,994
	Road & Rail – 0.2%
995	Hertz Corporation, Term Loan	2.020%	12/21/12	Ba1	989,341
1,203	Swift Transportation Company, Inc., Term Loan, WI/DD	TBD	TBD	BB-	1,206,283
2,198	Total Road & Rail				2,195,624
	Software – 0.1%
869	IPC Systems, Inc., Term Loan	2.535%	6/02/14	B1	834,634
	Specialty Retail – 0.4%
1,731	Toys "R" Us – Delaware, Inc., Term Loan	6.000%	9/01/16	BB-	1,749,370
2,313	Burlington Coat Factory Warehouse Corporation, Term Loan	2.530%	5/28/13	B-	2,283,883
1,019	Michaels Stores, Inc., Term Loan B1	2.563%	10/31/13	B+	994,529
1,372	Michaels Stores, Inc., Term Loan B2	4.813%	7/31/16	B+	1,373,848
6,435	Total Specialty Retail				6,401,630
	Wireless Telecommunication Services – 0.1%
2,000	Clear Channel Communications, Inc., Tranche B, Term Loan	3.911%	11/13/15	CCC+	1,719,641
$85,219	Total Variable Rate Senior Loan Interests (cost $80,177,314)				81,048,074
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Convertible Bonds – 9.9% (7.7% of Total Investments)
	Aerospace & Defense – 0.1%
$500	Alliant Techsystems Inc., Convertible Bonds	2.750%	9/15/11	BB-	$511,875
1,270	L-3 Communications Corporation, Convertible Bond	3.000%	8/01/35	BB+	1,279,525
1,770	Total Aerospace & Defense				1,791,400
	Auto Components – 0.1%
500	BorgWarner Inc.	3.500%	4/15/12	BBB	1,120,625
	Beverages – 0.0%
400	Molson Coors Brewing Company, Convertible Notes	2.500%	7/30/13	BBB-	465,000
	Biotechnology – 0.3%
2,975	Amgen Inc.	0.375%	2/01/13	A+	2,989,875
600	BioMarin Pharmaceutical Inc.	1.875%	4/23/17	B-	864,750
3,575	Total Biotechnology				3,854,625
	Capital Markets – 0.1%
600	Affiliated Managers Group Inc.	3.950%	8/15/38	BBB-	667,500
	Commercial Banks – 0.2%
2,460	National City Corporation, Convertible Bond	4.000%	2/01/11	A	2,475,375
450	SVB Financial Group, Convertible Bond, 144A	3.875%	4/15/11	A3	487,125
2,910	Total Commercial Banks				2,962,500
	Commercial Services & Supplies – 0.0%
450	Covanta Holding Corporation, Convertible Bonds	3.250%	6/01/14	Ba3	537,750

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Communications Equipment – 0.8%
$600	Ciena Corporation, Convertible Bond	0.250%	5/01/13	B	$552,000
950	Ciena Corporation, Convertible Bond	0.875%	6/15/17	B	783,750
450	CommScope Inc.	3.250%	7/01/15	B	587,250
850	Liberty Media Corporation, Senior Debentures, Exchangeable for Motorola Common Stock	3.500%	1/15/31	BB-	464,313
8,440	Lucent Technologies Inc., Series B	2.875%	6/15/25	B1	8,007,450
11,290	Total Communications Equipment				10,394,763
	Computers & Peripherals – 0.6%
1,400	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/11	A-	2,031,750
700	EMC Corporation, Convertible Bonds, 144A	1.750%	12/01/13	A-	1,057,875
450	EMC Corporation, Convertible Bonds	1.750%	12/01/11	A-	653,063
1,200	EMC Corporation, Convertible Bonds	1.750%	12/01/13	A-	1,813,500
2,000	Sandisk Corporation, Convertible Bond	1.000%	5/15/13	BB-	1,935,000
800	Sandisk Corporation, Convertible Bond	1.500%	8/15/17	BB-	907,000
6,550	Total Computers & Peripherals				8,398,188
	Construction & Engineering – 0.0%
250	Fluor Corporation, Convertible Bonds	1.500%	2/15/24	A3	596,250
	Diversified Consumer Services – 0.0%
400	Sotheby's Holdings Inc., Convertible Bond	3.125%	6/15/13	BB-	580,500
	Diversified Financial Services – 0.1%
800	NASDAQ Stock Market Inc., Convertible Bond	2.500%	8/15/13	BBB	796,000
500	PHH Corporation	4.000%	4/15/12	Ba2	616,250
1,300	Total Diversified Financial Services				1,412,250
	Diversified Telecommunication Services – 0.0%
450	Time Warner Telecom Inc., Convertible Bond	2.375%	4/01/26	B-	497,813
	Electrical Equipment – 0.1%
650	General Cable Corporation, Convertible Bonds	0.875%	11/15/13	Ba3	645,938
462	General Cable Corporation, Convertible Bonds	4.500%	11/15/29	B	551,513
550	Roper Industries Inc.	0.000%	1/15/34	BB+	527,313
1,662	Total Electrical Equipment				1,724,764
	Electronic Equipment & Instruments – 0.1%
600	Anixter International Inc., Convertible Bond	0.000%	7/07/33	B+	576,750
500	Itron Inc.	2.500%	8/01/26	B	528,750
600	Tech Data Corporation, Convertible Bonds	2.750%	12/15/26	BBB-	627,750
1,700	Total Electronic Equipment & Instruments				1,733,250
	Energy Equipment & Services – 0.9%
1,950	Bristow Group Convertible Bond	3.000%	6/15/38	BB	1,964,625
764	Cameron International Corporation, Convertible Bonds	2.500%	6/15/26	BBB+	1,113,530
450	Exterran Holdings Inc., Convertible Bond	4.250%	6/15/14	B+	561,375
500	Hornbeck Offshore Services Inc., Convertible Bonds	1.625%	11/15/26	B+	458,125
1,200	Nabors Industries Inc., 144A	0.940%	5/15/11	BBB	1,198,500
1,300	Nabors Industries Inc.	0.940%	5/15/11	BBB	1,298,375
650	SESI LLC, Convertible Bond, 144A	1.500%	12/15/26	BB+	665,438
5,475	Transocean Inc.	1.500%	12/15/37	BBB	5,373,438
12,289	Total Energy Equipment & Services				12,633,406

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Food Products – 0.2%
$400	Archer Daniels Midland Company, Convertible Bonds, 144A	0.875%	2/15/14	A	$410,500
1,000	Archer Daniels Midland Company, Convertible Bonds	0.875%	2/15/14	A	1,026,250
450	Chiquita Brands International Inc., Convertible Bond	4.250%	8/15/16	B	438,188
550	Smithfield Foods Inc., Convertible Bond	4.000%	6/30/13	B-	644,188
300	Tyson Foods inc., Convertible Bond	3.250%	10/15/13	BB+	369,375
2,700	Total Food Products				2,888,501
	Health Care Equipment & Supplies – 0.7%
300	Alere Inc., Convertible Bond	3.000%	5/15/16	B-	319,125
300	American Medical Systems Holdings, Convertible Bond	4.000%	9/15/41	BB-	367,500
200	Beckman Coulter Inc., Convertible Bonds, 144A	2.500%	12/15/36	BBB	229,250
700	Beckman Coulter Inc., Convertible Bonds	2.500%	12/15/36	BBB	802,375
350	Fisher Scientific International Inc.	3.250%	3/01/24	BBB+	490,438
1,450	Hologic Inc. Convertible Bond	2.000%	12/15/37	BB+	1,522,500
850	Kinetic Concepts Inc., Convertible Bond, 144A	3.250%	4/15/15	BB-	897,813
1,700	Medtronic, Inc.	1.500%	4/15/11	AA-	1,708,500
2,750	Medtronic, Inc.	1.625%	4/15/13	AA-	2,780,938
8,600	Total Health Care Equipment & Supplies				9,118,439
	Health Care Providers & Services – 0.3%
550	AmeriGroup Corporation, Convertible Bond	2.000%	5/15/12	BB	642,125
450	LifePoint Hospitals, Inc., Convertible Bond	3.250%	8/15/25	B	451,688
875	LifePoint Hospitals, Inc., Convertible Bonds	3.500%	5/15/14	B	887,031
1,421	Omnicare, Inc.	3.250%	12/15/35	B+	1,310,873
400	PSS World Medical Inc. Convertible Note, 144A	3.125%	8/01/14	BB	494,000
3,696	Total Health Care Providers & Services				3,785,717
	Hotels, Restaurants & Leisure – 0.2%
300	Host Hotels and Resorts Inc., Convertible Bond, 144A	2.500%	10/15/29	BB+	424,125
1,150	International Game Technology	3.250%	5/01/14	BBB	1,332,563
400	Wyndham Worldwide Corporation, Convertible Bond	3.500%	5/01/12	BBB-	966,000
1,850	Total Hotels, Restaurants & Leisure				2,722,688
	Household Durables – 0.1%
500	D.R. Horton, Inc.	2.000%	5/15/14	BB-	567,500
750	Lennar Corporation, 144A	2.750%	12/15/20	B+	823,125
400	Lennar Corporation	2.000%	12/01/20	B+	398,500
1,650	Total Household Durables				1,789,125
	Independent Power Producers & Energy Traders – 0.1%
450	Allegheny Technologies Inc., Convertible Bond	4.250%	6/01/14	BBB-	681,188
	Industrial Conglomerates – 0.1%
650	Textron Inc.	4.500%	5/01/13	BBB-	1,238,250
	Insurance – 0.0%
400	Old Republic International Corporation	8.000%	5/15/12	BBB+	510,000
	Internet & Catalog Retail – 0.0%
350	Priceline.com Inc., Convertible Bond	1.250%	3/15/15	BBB-	515,375
	Internet Software & Services – 0.1%
750	Equinix Inc., Convertible Bond	3.000%	10/15/14	B-	754,688
600	Equinix Inc.	4.750%	6/15/16	B-	740,250
1,350	Total Internet Software & Services				1,494,938

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	IT Services – 0.1%
$250	Macrovision Corporation, Convertible Bonds	2.625%	8/15/11	BB-	$554,688
400	Verifone Holdings Inc.	1.375%	6/15/12	B	433,500
650	Total IT Services				988,188
	Life Sciences Tools & Services – 0.1%
550	Charles River Laboratories International, Inc.	2.250%	6/15/13	BB+	552,750
450	Invitrogen Corporation, Convertible Bond	1.500%	2/15/24	BBB	545,625
1,000	Total Life Sciences Tools & Services				1,098,375
	Machinery – 0.3%
900	Danaher Corporation, Convertible Bonds	0.000%	1/22/21	A+	1,237,500
350	Ingersoll Rand	4.500%	4/15/12	BBB+	930,125
650	Navistar International Corporation, Convertible Bond	3.000%	10/15/14	B1	871,000
250	Terex Corporation	4.000%	6/01/15	B	511,563
2,150	Total Machinery				3,550,188
	Media – 0.3%
850	Interpublic Group Companies Inc., Convertible Notes	4.250%	3/15/23	BB	950,938
650	Liberty Media Corporation, Senior Debentures, Exchangeable for PCS Common Stock, Series 1	4.000%	11/15/29	BB-	373,750
1,450	Liberty Media Corporation	3.125%	3/30/23	BB-	1,633,063
1,050	Omnicom Group Inc., Convertible Bond	0.000%	7/01/38	BBB+	1,116,938
4,000	Total Media				4,074,689
	Metals & Mining – 0.6%
500	Alcoa Inc., Convertible Bond	5.250%	3/15/14	Baa3	1,239,375
3,000	Gold Reserve, Inc., Convertible Bonds	5.500%	6/15/22	N/R	2,111,250
250	Newmont Mining Corp., Senior Convertible Note	1.625%	7/15/17	BBB+	364,688
650	Newmont Mining Corporation, 144A	1.625%	7/15/17	BBB+	948,188
400	Newmont Mining Corporation	3.000%	2/15/12	BBB+	558,500
900	Newmont Mining Corporation	1.250%	7/15/14	BBB+	1,294,875
350	Steel Dynamics, Inc.	5.125%	6/15/14	BB+	445,375
950	United States Steel Corporation	4.000%	5/15/14	BB	1,847,750
7,000	Total Metals & Mining				8,810,001
	Multiline Retail – 0.0%
450	Saks, Inc., Convertible Bonds	2.000%	3/15/24	B+	468,563
	Multi-Utilities – 0.1%
700	CMS Energy Corporation, Convertible Bonds	2.875%	12/01/24	BB+	1,017,625
	Oil, Gas & Consumable Fuels – 0.7%
550	Alpha Natural Resouces Inc., Convertible Bond	2.375%	4/15/15	BB	738,375
600	Chesapeake Energy Corporation, Convertible Bonds	2.750%	11/15/35	BB	598,500
1,100	Chesapeake Energy Corporation, Convertible Bonds	2.500%	5/15/37	BB	987,250
550	Chesapeake Energy Corporation, Convertible Bonds	2.250%	12/15/38	BB	431,063
1,620	Goodrich Petroleum Corporation, Convertible	5.000%	10/01/29	N/R	1,585,575
750	Massey Energy Company, Convertible Bond	3.250%	8/01/15	BB-	735,938
1,150	Peabody Energy Corp., Convertible Bond	4.750%	12/15/66	Ba3	1,493,563
450	Penn Virginia Corporation	4.500%	11/15/12	B	447,750
700	Pioneer Natural Resouces Company, Convertible Bond	2.875%	1/15/38	BB+	1,063,125
1,550	USEC Inc., Convertible Bond	3.000%	10/01/14	Caa2	1,402,750
9,020	Total Oil, Gas & Consumable Fuels				9,483,889
	Personal Products – 0.0%
350	RadioShack Corporation, Convertible Bond	2.500%	8/01/13	Ba1	374,938

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Pharmaceuticals – 0.4%
$825	Allergan Inc., Convertible Bond	1.500%	4/01/26	A+	$936,375
850	Mylan Labs, Inc., Convertible Bonds, 144A	3.750%	9/15/15	BB-	1,472,625
750	Mylan Labs, Inc., Convertible Bonds	1.250%	3/15/12	BB-	797,813
1,300	Teva Pharmaceutical Finance Company B.V., Series D	1.750%	2/01/26	A-	1,431,625
450	Teva Pharmaceutical Finance Company LLC, Convertible Bonds	0.250%	2/01/26	A-	530,438
200	Valeant Pharmaceuticals International Convertible Bond	4.000%	11/15/13	B	449,000
4,375	Total Pharmaceuticals				5,617,876
	Real Estate – 0.8%
1,350	Boston Properties Limited Partnership, Convertible Bonds, 144A	3.625%	2/15/14	A-	1,442,813
950	Boston Properties Limited Partnership, Convertible Bonds, 144A	2.875%	2/15/37	A-	969,000
250	Boston Properties Limited Partnership, Convertible Bonds	2.875%	2/15/37	A2	255,000
450	Duke Realty Corporation, Series D, 144A	3.750%	12/01/11	BBB-	457,875
600	ERP Operating LP	3.850%	8/15/26	BBB+	630,000
250	Health Care REIT, Inc., Convertible Bonds	4.750%	12/01/26	Baa2	278,438
300	Health Care REIT, Inc., Convertible Bonds	4.750%	7/15/27	Baa2	333,375
1,200	Host Hotels and Resorts Inc., Convertible Bond, 144A	2.625%	4/15/27	BB+	1,194,000
600	Host Marriot LP, Convertible Bonds, 144A	3.250%	4/15/24	BB+	705,000
600	National Retail Properties Inc., Convertible Bonds	5.125%	6/15/28	Baa2	699,000
350	Prologis Trust, Convertible Bonds, 144A	2.250%	4/01/37	BBB-	349,124
1,450	Prologis Trust, Convertible Bonds	2.250%	4/01/37	BBB-	1,446,374
400	Rayonier Trust Holdings Inc., Convertible Bond	3.750%	10/15/12	BBB	443,999
250	Ventas Inc., Convertible Bond, 144A	3.875%	11/15/11	BBB-	311,562
1,150	Vornado Realty, Convertible Bond	3.875%	4/15/25	BBB	1,280,812
10,150	Total Real Estate				10,796,372
	Semiconductors & Equipment – 0.9%
3,198	Advanced Micro Devices, Inc., Convertible Bonds, 144A	6.000%	5/01/15	B+	3,237,974
924	Advanced Micro Devices, Inc., Convertible Bonds	5.750%	8/15/12	B+	951,719
1,400	Intel Corporation, Convertible Bond	2.950%	12/15/35	A-	1,401,749
2,550	Intel Corporation, Convertible Bond	3.250%	8/01/39	A2	3,069,562
1,900	Micron Technology, Inc.	1.875%	6/01/14	B+	1,804,999
1,000	ON Semiconductor Corporation	2.625%	12/15/26	B+	1,176,249
450	Xilinx Inc., Convertible Bond, 144A	3.125%	3/15/37	BB	470,249
450	Xilinx Inc., Convertible Bond	3.125%	3/15/37	BB	470,249
11,872	Total Semiconductors & Equipment				12,582,750
	Software – 0.2%
950	Microsoft Corporation, Convertible Bond, 144A	0.000%	6/15/13	AAA	1,024,812
450	Nuance Communications Inc.	2.750%	8/15/27	B-	530,437
750	Symantec Corporation, Convertible Bond	1.000%	6/15/13	BBB	855,937
2,150	Total Software				2,411,186
	Specialty Retail – 0.1%
700	Best Buy Co., Inc.	2.250%	1/15/22	Baa3	744,624
	Textiles, Apparel & Luxury Goods – 0.0%
500	Iconix Brand Group, Inc., Convertible Notes, 144A	1.875%	6/30/12	B+	504,999
	Trading Companies & Distributors – 0.1%
386	WESCO International Inc., Convertible Bond	6.000%	9/15/29	B	798,054
	Wireless Telecommunication Services – 0.0%
650	Liberty Media Corporation, Convertible Bonds	3.750%	2/15/30	BB-	360,749
$123,895	Total Convertible Bonds (cost $121,889,780)				137,797,871

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Corporate Bonds – 11.5% (8.9% of Total Investments)
	Aerospace & Defense – 0.2%
$600	Bombardier Inc., Class B Shares, 144A	7.500%	3/15/18	BB+	$646,500
1,200	Hawker Beechcraft Acquisition Company	8.500%	4/01/15	CCC-	897,000
1,000	Hexcel Corporation, Term Loan	6.750%	2/01/15	B+	1,025,000
2,800	Total Aerospace & Defense				2,568,500
	Airlines – 0.1%
900	Continental Airlines, Inc., 144A	6.750%	9/15/15	Ba2	931,500
900	United Airlines Inc, 144A	12.000%	11/01/13	B3	996,750
1,800	Total Airlines				1,928,250
	Auto Components – 0.2%
1,200	Cooper Standard Automitve	8.500%	5/01/18	B+	1,278,000
1,800	Titan Wheels International Inc., 144A	7.875%	10/01/17	B+	1,908,000
3,000	Total Auto Components				3,186,000
	Building Products – 0.0%
600	Libbey Glass Inc., 144A	10.000%	2/15/15	B	648,000
	Chemicals – 0.6%
2,850	Hexion US Finance Corporation	8.875%	2/01/18	B3	3,060,188
600	Momentive Performance Materials	9.000%	1/15/21	Caa1	634,500
1,200	NOVA Chemicals Corporation	8.625%	11/01/19	B+	1,317,000
450	Phibro Animal Health Corporation, 144A	9.250%	7/01/18	B	465,750
2,100	Rockwood Specialties Group Inc., Series WI	7.500%	11/15/14	B	2,163,000
7,200	Total Chemicals				7,640,438
	Commercial Banks – 0.7%
300	Ally Financial Inc.	8.000%	3/15/20	B	328,500
1,400	Den Norske Bank	0.875%	2/18/35	Baa1	836,570
1,400	Den Norske Bank	0.541%	2/24/37	Baa1	819,000
7,076	LBG Capital I PLC, 144A	7.875%	11/01/20	BB-	6,474,540
800	Lloyds Banking Group LBG Capital 1, 144A	8.000%	6/15/20	B+	704,000
10,976	Total Commercial Banks				9,162,610
	Commercial Services & Supplies – 0.3%
1,200	Avis Budget Car Rental, 144A	8.250%	1/15/19	B	1,218,000
450	International Lease Finance Corporation, 144A	8.625%	9/15/15	BB+	484,875
1,500	International Lease Finance Corporation, 144A	8.750%	3/15/17	BB+	1,612,500
1,200	Ticketmaster	10.750%	8/01/16	B1	1,305,000
4,350	Total Commercial Services & Supplies				4,620,375
	Communications Equipment – 0.2%
450	Avaya Inc.	10.125%	11/01/15	CCC+	463,500
1,200	IntelSat Bermuda Limited	11.250%	2/04/17	CCC+	1,314,000
300	Sungard Data Systems Inc., 144A	7.375%	11/15/18	B	303,000
600	Sungard Data Systems Inc., 144A	7.625%	11/15/20	B	610,500
2,550	Total Communications Equipment				2,691,000
	Construction Materials – 0.1%
1,800	Headwaters Inc.	11.375%	11/01/14	B+	1,977,750
	Containers & Packaging – 0.2%
600	Boise Paper Holdings Company	8.000%	4/01/20	BB	645,000
2,100	Solo Cup Company	8.500%	2/15/14	CCC	1,900,500
2,700	Total Containers & Packaging				2,545,500

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Diversified Financial Services – 0.2%
$900	Ally Financial Inc.	7.500%	9/15/20	B	$948,375
950	CIT Group Inc.	7.000%	5/01/17	B+	954,750
200	Fortis Hybrid Financing	8.250%	8/27/49	BBB	195,300
2,050	Total Diversified Financial Services				2,098,425
	Diversified Telecommunication Services – 0.4%
1,200	Cequel Communication Holdings I, 144A	8.625%	11/15/17	B-	1,260,000
1,200	Frontier Communications Corporation	8.500%	4/15/20	BB	1,317,000
350	Insight Communications, 144A	9.375%	7/15/18	B-	374,500
1,200	IntelSat Jackson Holding, 144A	7.250%	10/15/20	B+	1,218,000
1,200	Windstream Corporation	7.875%	11/01/17	Ba3	1,267,500
5,150	Total Diversified Telecommunication Services				5,437,000
	Electric Utilities – 0.5%
600	Calpine Corporation, 144A	7.875%	7/31/20	B+	610,500
6,400	WPS Resource Corporation	6.110%	12/01/16	Baa2	6,183,514
7,000	Total Electric Utilities				6,794,014
	Electrical Equipment – 0.1%
900	Energy Future Holdings	10.000%	1/15/20	B	930,396
	Electronic Equipment & Instruments – 0.1%
450	Amkor Technology Inc.	7.375%	5/01/18	BB-	470,250
1,200	Kemet Corporation, Convertible Bonds, 144A	10.500%	5/01/18	B1	1,296,000
1,650	Total Electronic Equipment & Instruments				1,766,250
	Food & Staples Retailing – 0.1%
1,200	Stater Brothers Holdings Inc., 144A	7.375%	11/15/18	B+	1,236,000
	Food Products – 0.3%
1,200	Dole Foods Company, 144A	8.000%	10/01/16	B+	1,272,000
2,700	Dole Foods Company	8.750%	7/15/13	B-	2,899,125
3,900	Total Food Products				4,171,125
	Health Care Equipment & Supplies – 0.2%
1,800	Accellent Inc., 144A	10.000%	11/01/17	CCC+	1,705,500
500	Biomet Inc.	10.000%	10/15/17	B-	548,750
2,300	Total Health Care Equipment & Supplies				2,254,250
	Health Care Providers & Services – 0.9%
600	Aurora Diagnostics Holdings LLC, 144A	10.750%	1/15/18	B3	604,500
450	Capella Healthcare Inc., 144A	9.250%	7/01/17	B	478,125
2,000	Community Health Systems, Inc.	8.875%	7/15/15	B	2,105,000
1,000	HCA Inc.	9.250%	11/15/16	BB-	1,069,375
1,800	HCA Inc.	8.500%	4/15/19	BB	1,980,000
4,050	Select Medical Corporation	7.625%	2/01/15	B-	4,070,250
1,800	Select Medical Corporation	6.237%	9/15/15	CCC+	1,674,000
11,700	Total Health Care Providers & Services				11,981,250
	Hotels, Restaurants & Leisure – 0.8%
1,200	CCM Merger Inc, 144A	8.000%	8/01/13	CCC+	1,173,000
1,200	GWR Operating Partnership, 144A	10.875%	4/01/17	BB-	1,272,000
2,250	Harrah's Operating Company, Inc.	11.250%	6/01/17	B	2,542,500
900	Landry's Restaurants Inc.	11.625%	12/01/15	B	965,250
300	MGM Mirage Inc., 144A	9.000%	3/15/20	B1	331,500
600	Peninsula Gaming LLC	8.375%	8/15/15	BB	633,750
600	Penn National Gaming Inc.	8.750%	8/15/19	BB-	664,500

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Hotels, Restaurants & Leisure (continued)
$1,200	Pinnacle Entertainment Inc.	8.750%	5/15/20	B	$1,248,000
1,750	Seminole Hard Rock Entertainment, Inc., 144A	2.803%	3/15/14	BB	1,610,000
600	Universal City Development Partners	8.875%	11/15/15	B3	640,500
10,600	Total Hotels, Restaurants & Leisure				11,081,000
	Household Products – 0.1%
1,650	Central Garden & Pet Company, Senior Subordinate Notes	8.250%	3/01/18	B	1,678,875
	Independent Power Producers & Energy Traders – 0.1%
1,000	NRG Energy Inc.	7.375%	1/15/17	BB-	1,032,500
	Industrial Conglomerates – 0.0%
300	Reynolds Group, 144A	9.000%	4/15/19	B	312,375
	Internet Software & Services – 0.0%
800	Open Solutions Inc., 144A	9.750%	2/01/15	CCC+	562,000
	IT Services – 0.6%
750	Fidelity National Information Services Inc., 144A	7.875%	7/15/20	Ba2	796,875
600	Fidelity National Information Services Inc.	7.625%	7/15/17	Ba2	634,500
1,800	First Data Corporation, 144A	8.875%	8/15/20	B+	1,908,000
1,330	First Data Corporation	10.550%	9/24/15	B-	1,266,767
600	First Data Corporation	9.875%	9/24/15	B-	574,500
600	First Data Corporation	11.250%	3/31/16	CCC+	528,000
1,631	Global Cash Access LLC	8.750%	3/15/12	B	1,647,310
600	ManTech International Company	7.250%	4/15/18	BB+	630,000
1,050	Seagate HDD Cayman	6.875%	5/01/20	BB+	1,008,000
8,961	Total IT Services				8,993,952
	Machinery – 0.2%
3,000	Greenbrier Companies, Inc.	8.375%	5/15/15	CCC	3,052,500
	Media – 0.5%
600	Allbritton Communications Company, 144A	8.000%	5/15/18	B	609,000
2,000	AMC Entertainment Inc.	8.000%	3/01/14	CCC+	2,030,000
450	Cablevision Systems Corporation	7.750%	4/15/18	B+	473,625
300	Cablevision Systems Corporation	8.000%	4/15/20	B+	322,500
900	Clear Channel Communications, Inc.	5.500%	9/15/14	CCC-	751,500
1,050	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC-	945,000
450	Clear Channel Worldwide Holdings Inc., 144A	9.250%	12/15/17	B	495,000
4,000	Medianews Group Inc., (10), (11)	6.375%	4/01/14	CC	400
300	NexStar Mission Broadcast, 144A	8.875%	4/15/17	B	320,250
900	Nielsen Finance LLC Co.	7.750%	10/15/18	B	936,000
10,950	Total Media				6,883,275
	Metals & Mining – 0.2%
600	Consol Energy Inc., 144A	8.000%	4/01/17	BB	642,000
600	Consol Energy Inc., 144A	8.250%	4/01/20	BB	651,000
900	Essar Steel Algoma Inc., 144A	9.375%	3/15/15	B+	910,125
2,100	Total Metals & Mining				2,203,125
	Multiline Retail – 0.4%
3,150	Neiman Marcus Group Inc., Term Loan	9.000%	10/15/15	B-	3,315,375
1,200	Sprectum Brands Inc., 144A	9.500%	6/15/18	B	1,320,000
1,000	Toys R Us Property Company II LLC	8.500%	12/01/17	Ba1	1,620,000
5,350	Total Multiline Retail				6,255,375

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Multi-Utilities – 0.1%
$1,200	Bon-Ton Department Stores Inc.	10.250%	3/15/14	CCC+	$1,230,000
	Municipal – 0.0%
600	Tops Markets	10.125%	10/15/15	B	619,500
	Oil, Gas & Consumable Fuels – 0.8%
1,500	Alta Mesa Holdings Finance, 144A	9.625%	10/15/18	B	1,464,375
650	Chaparral Energy Inc.	8.500%	12/01/15	B+	664,625
2,400	Chaparral Energy Inc.	8.875%	2/01/17	B+	2,448,000
1,200	Genesis Energy LP, 144A	7.875%	12/15/18	B+	1,197,000
1,200	Hilcorp Energy I LP/Hilcorp Finance Company, 144A	7.625%	4/15/21	BB-	1,245,000
900	OPTI Canada Inc.	7.875%	12/15/14	CCC	640,125
450	Western Refining Inc., 144A	10.750%	6/15/14	B3	481,500
1,050	Western Refining Inc.	11.250%	6/15/17	B	1,139,250
1,500	Whiting Petroleum Corporation	7.000%	2/01/14	BB	1,582,500
10,850	Total Oil, Gas & Consumable Fuels				10,862,375
	Paper & Forest Products – 0.4%
900	Catalyst Paper Corporation, 144A	11.000%	12/15/16	B3	852,750
5,200	MagIndustries Corporation, (11)	11.000%	12/14/12	N/R	5,140,506
6,100	Total Paper & Forest Products				5,993,256
	Personal Products – 0.2%
1,800	Prestige Brands Inc.	8.250%	4/01/18	B	1,872,000
600	Revlon Consumer Products	9.750%	11/15/15	B	637,500
2,400	Total Personal Products				2,509,500
	Pharmaceuticals – 0.3%
900	Angiotech Pharmaceuticals Inc., (7)	7.750%	4/01/14	C	450,000
1,350	KV Pharmaceutical Company, Convertible Bond	2.500%	5/16/33	N/R	749,250
900	Mylan Inc., 144A	7.875%	7/15/20	BB-	974,250
1,800	Warner Chilcott Company LLC, 144A	7.750%	9/15/18	B+	1,827,000
4,950	Total Pharmaceuticals				4,000,500
	Real Estate – 0.1%
1,200	Entertainment Properties Trust, 144A	7.750%	7/15/20	Baa3	1,275,000
	Road & Rail – 0.1%
900	Avis Budget Car Rental	9.625%	3/15/18	B	974,250
	Semiconductors & Equipment – 0.2%
2,000	Freescale Semiconductor Inc.	9.250%	4/15/18	B2	2,210,000
300	NXP BV	3.039%	10/15/13	B-	296,625
2,300	Total Semiconductors & Equipment				2,506,625
	Specialty Retail – 0.3%
1,154	Brookstone Company Inc., 144A	13.000%	10/15/14	CCC+	1,070,335
1,350	Claires Stores, Inc.	9.250%	6/01/15	CCC+	1,309,500
1,200	Claires Stores, Inc.	10.500%	6/01/17	CCC	1,125,000
300	Express LLC	8.750%	3/01/18	B	320,250
4,004	Total Specialty Retail				3,825,085
	Textiles, Apparel & Luxury Goods – 0.0%
600	Hanesbrands Inc.	8.000%	12/15/16	BB-	646,500
	Transportation Infrastructure – 0.1%
1,800	AWAS Aviation Capital Limited, 144A	7.000%	10/15/16	BBB-	1,793,250

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Wireless Telecommunication Services – 0.6%
$1,500	Clearwire Communications Finance	12.000%	12/01/15	B2	$1,627,500
1,500	IPCS, Inc.	2.412%	5/01/13	Ba2	1,451,250
3,550	Sprint Nextel Corporation	8.375%	8/15/17	BB-	3,825,125
750	Syniverse Technologies Inc., Series B	7.750%	8/15/13	B	766,874
7,300	Total Wireless Telecommunication Services				7,670,749
$162,541	Total Corporate Bonds (cost $154,693,150)				159,598,700

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Capital Preferred Securities – 24.3% (18.8% of Total Investments)
	Capital Markets – 0.3%
$2,400	ABN AMRO North America Holding Capital, 144A	6.523%	12/31/49	BB+	$2,058,000
1,600	Credit Suisse Guernsey	0.976%	5/15/17	A3	1,186,000
300	Goldman Sachs Group, Inc.	6.345%	2/15/34	A3	286,698
	Total Capital Markets				3,530,698
	Commercial Banks – 9.2%
9,350	AgFirst Farm Credit Bank	7.300%	12/15/53	A	8,123,149
2,720	Banco Santander Finance	10.500%	9/29/49	A-	2,958,811
3,200	BankAmerica Institutional Capital Trust, Series B, 144A	7.700%	12/31/26	Baa3	3,224,000
2,000	Barclays Bank PLC, 144A	6.860%	6/15/32	A-	1,910,000
7,675	Barclays Bank PLC, 144A	7.434%	12/15/17	A-	7,579,063
1,000	Barclays Bank PLC	6.278%	12/15/34	A-	857,500
3,000	BB&T Capital Trust II	6.750%	6/07/36	Baa1	3,020,658
3,800	BB&T Capital Trust IV	6.820%	6/12/37	Baa1	3,762,000
5,450	BBVA International Unipersonal	5.919%	4/18/17	A-	4,147,069
3,360	Credit Agricole, S.A., 144A	8.375%	10/13/49	A-	3,469,200
3,950	Credit Agricole, S.A.	9.750%	12/26/54	A-	4,177,125
5,750	First Empire Capital Trust I	8.234%	2/01/27	Baa2	5,728,150
3,500	First Union Capital Trust II, Series A	7.950%	11/15/29	A-	3,893,467
4,800	Fulton Capital Trust I	6.290%	2/01/36	Baa3	3,628,704
1,450	HBOS Capital Funding LP, 144A	6.071%	6/30/14	Ba2	1,196,250
1,300	HSBC America Capital Trust I, 144A	7.808%	12/15/26	A-	1,335,750
1,000	HSBC Bank PLC	0.850%	6/11/49	A	605,000
9,300	HSBC Capital Funding LP, Debt	10.176%	6/30/50	A-	12,252,750
100	HSBC Financial Capital Trust IX	5.911%	11/30/15	Baa1	93,000
4,000	KeyCorp Capital III	7.750%	7/15/29	Baa3	3,970,364
4,150	NB Capital Trust II	7.830%	12/15/26	Baa3	4,181,125
10,000	North Fork Capital Trust II	8.000%	12/15/27	Baa3	10,125,000
7,640	Rabobank Nederland, 144A	11.000%	6/30/19	AA-	9,903,755
2,000	Reliance Capital Trust I, Series B	8.170%	5/01/28	N/R	1,607,524
12,810	Societe Generale	8.750%	10/07/49	BBB+	13,194,300
200	Sovereign Capital Trust VI	7.908%	6/13/36	BBB+	206,507
3,100	Standard Chartered PLC, 144A	6.409%	1/30/17	BBB	2,894,024
6,500	Standard Chartered PLC, 144A	7.014%	7/30/37	BBB	6,383,319
3,400	Suntrust Capital Trust VIII	6.100%	12/01/66	Baa3	3,120,639
500	Wachovia Capital Trust V, 144A	7.965%	6/01/27	A-	493,604
	Total Commercial Banks				128,041,807
	Consumer Finance – 0.4%
5,500	Capital One Capital IV Corporation	6.745%	2/17/32	Baa3	5,486,250
	Diversified Financial Services – 0.8%
1	AMG Capital Trust II, Convertible Bond	5.150%	10/15/37	BB	22,172
5,270	Bank One Capital III	8.750%	9/01/30	A2	6,261,124
475	CitiGroup Capital XXI	8.300%	12/21/37	BB+	496,375

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2010

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Diversified Financial Services (continued)
$4,300	JPMorgan Chase Capital XXV	6.800%	10/01/37	A2	$4,447,533
	Total Diversified Financial Services				11,227,204
	Diversified Telecommunication Services – 1.5%
19	Centaur Funding Corporation, Series B	9.080%	4/21/20	BBB	20,713,725
	Electric Utilities – 0.7%
8,200	Dominion Resources Inc.	7.500%	6/30/16	BBB	8,578,594
1,600	PPL Capital Funding, Inc.	6.700%	3/30/17	BBB-	1,569,966
	Total Electric Utilities				10,148,560
	Insurance – 10.4%
3,000	Allstate Corporation	6.125%	5/15/17	Baa1	3,007,500
1,500	Allstate Corporation	6.500%	5/15/37	Baa1	1,511,250
4,000	AXA SA, 144A	6.463%	12/14/18	Baa1	3,610,000
7,675	AXA SA, 144A	6.379%	12/14/36	Baa1	7,013,031
6,100	AXA	8.600%	12/15/30	A3	6,852,380
4,615	Catlin Insurance Company Limited	7.249%	1/19/17	BBB+	4,084,275
4,000	Everest Reinsurance Holdings, Inc.	6.600%	5/15/37	Baa1	3,850,000
12,025	Glen Meadows Pass Through Trust	6.505%	2/15/17	BB+	10,070,938
2,000	Great West Life & Annuity Capital I, 144A	6.625%	11/15/34	A-	1,868,290
750	Great West Life and Annuity Insurance Company, 144A	7.153%	5/16/16	A-	757,500
5,500	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	5,472,500
11,370	MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	12,080,625
9,700	National Financial Services Inc.	6.750%	5/15/37	Baa2	8,962,315
1,550	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	1,356,005
9,100	Oil Insurance Limited, 144A	7.558%	6/30/11	Baa1	8,429,503
13,500	Old Mutual Capital Funding, Notes	8.000%	6/22/53	Baa3	12,926,250
2,700	Progressive Corporation	6.700%	6/15/67	A2	2,777,865
5,100	Prudential Financial Inc.	8.875%	6/15/18	BBB+	5,979,750
10,000	Prudential PLC	6.500%	6/29/49	A-	9,375,000
6,200	Swiss Re Capital I	6.854%	5/25/16	A-	5,953,693
22,200	XL Capital Ltd	6.500%	10/15/57	BBB-	19,314,000
8,000	ZFS Finance USA Trust II, 144A	6.450%	12/15/65	A	7,950,000
1,100	ZFS Finance USA Trust V	6.500%	5/09/67	A	1,077,999
	Total Insurance				144,280,669
	Road & Rail – 0.9%
12,410	Burlington Northern Santa Fe Funding Trust I	6.613%	1/15/26	BBB	12,876,143
	U.S. Agency – 0.1%
1	Farm Credit Bank of Texas	10.000%	12/15/60	A3	972,280
	Total Capital Preferred Securities (cost $336,322,159)				337,277,336

Shares	Description (1)	Value
	Investment Companies – 1.8% (1.4% of Total Investments)
682,749	BlackRock Credit Allocation Income Trust II	$6,711,423
679,959	Flaherty and Crumrine/Claymore Preferred Securities Income Fund Inc.	11,022,135
469,287	John Hancock Preferred Income Fund III	7,503,899
	Total Investment Companies (cost $36,387,988)	25,237,457
Shares	Description (1)	Value
	Rights – 0.0% (0.0% of Total Investments)
	Metals & Mining
48,000	Ivanhoe Mines Ltd.	$67,200
	Total Rights (cost $0)	67,200

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 5.0% (3.8% of Total Investments)
$37,383	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/10,	0.040%	1/03/11	$37,382,631
	repurchase price $37,382,756, collateralized by:
	$19,185,000 U.S. Treasury Notes, 1.750%, due 3/31/14, value $19,616,663, and
	$18,445,000 U.S. Treasury Notes, 1.750%, due 7/31/15, value $18,514,169
31,648	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/10, repurchase price $31,648,587, collateralized by $30,600,000 U.S. Treasury Notes, 3.625%, due 8/15/19, value $32,283,000	0.040%	1/03/11	31,648,482
$69,031	Total Short-Term Investments (cost $69,031,113)			69,031,113
	Total Investments (cost $1,701,345,672) – 129.1%			1,792,117,217

Shares	Description (1)	Value
	Common Stocks Sold Short – (0.6)%
	Chemicals – (0.1)%
(15,600)	Sigma-Aldrich Corporation	$(1,038,336)
	Food Products – (0.0)%
(12,600)	Green Mountain Coffee Roasters Inc., (2)	(414,036)
	Hotels, Restaurants & Leisure – (0.2)%
(3,100)	Chipotle Mexican Grill Inc., (2)	(659,246)
(19,700)	P.F. Changs China Bistro, Inc.	(954,662)
(10,400)	Panera Bread Company, (2)	(1,052,584)
	Total Hotels, Restaurants & Leisure	(2,666,492)
	Household Products – (0.0)%
(8,000)	Reckitt Benckiser Group PLC	(439,666)
	Internet & Catalog Retail – (0.1)%
(4,100)	Amazon.com, Inc., (2)	(738,000)
(2,400)	NetFlix.com Inc., (2)	(421,680)
	Total Internet & Catalog Retail	(1,159,680)
	Software – (0.1)%
(4,000)	Salesforce.com, Inc., (2)	(528,000)
	Specialty Retail – (0.1)%
(13,800)	Tiffany & Co	(859,326)
(18,700)	Urban Outfitters, Inc., (2)	(669,647)
	Total Specialty Retail	(1,528,973)
	Total Common Stocks Sold Short (proceeds $5,931,055)	(7,775,183)
	Borrowings – (28.8)% (12), (13)	(400,000,000)
	Other Assets Less Liabilities – 0.3% (16)	3,893,300
	Net Assets Applicable to Common Shares – 100%	$1,388,235,334

Nuveen Investments

JQC

Nuveen Multi-Strategy Income and Growth Fund 2 (continued)

Portfolio of INVESTMENTS December 31, 2010

Investments in Derivatives

Put Options Purchased outstanding at December 31, 2010:

Number of Contracts	Type	Notional Amount (14)	Expiration Date	Strike Price	Value
125	Autozone Inc.	$2,500,000	1/21/12	$200.0	$68,125
125	Total Put Options Purchased (premiums paid $279,861)	$2,500,000			$68,125

Call Options Written outstanding at December 31, 2010:

Number of Contracts	Type	Notional Amount (14)	Expiration Date	Strike Price	Value
(1,140)	Aetna Inc.	$(3,420,000)	1/22/11	$30.0	$(107,730)
(240)	AngloGold Ashanti Limited	(960,000)	1/22/11	40.0	(222,000)
(570)	Arch Coal, Inc.	(1,425,000)	1/22/11	25.0	(575,700)
(320)	AstraZeneca PLC	(1,440,000)	1/22/11	45.0	(54,400)
(973)	Barrick Gold Corporation	(3,892,000)	1/22/11	40.0	(1,286,792)
(915)	Cameco Corporation	(3,202,500)	1/22/11	35.0	(503,250)
(900)	Chesapeake Energy Corporation	(2,250,000)	1/21/12	25.0	(360,000)
(329)	Deutsche Telekom AG, ADR	(329,000)	1/22/11	10.0	(94,588)
(980)	eBay, Inc.	(2,940,000)	1/22/11	30.0	(28,910)
(480)	Eli Lilly & Company	(1,680,000)	1/22/11	35.0	(23,280)
(590)	Eli Lilly & Company	(2,065,000)	1/21/12	35.0	(133,635)
(612)	Forest Laboratories Inc.	(1,836,000)	1/22/11	30.0	(133,110)
(2,150)	Gold Fields Limited	(2,687,500)	1/22/11	12.5	(1,204,000)
(825)	Gold Fields Limited	(1,237,500)	1/22/11	15.0	(259,875)
(480)	Ivanhoe Mines Ltd.	(960,000)	1/22/11	20.0	(146,400)
(1,665)	Kroger Company	(3,746,250)	1/21/12	22.5	(357,975)
(428)	Lockheed Martin Corporation	(3,210,000)	1/22/11	75.0	(2,140)
(852)	Newmont Mining Corporation	(4,260,000)	1/22/11	50.0	(977,670)
(930)	Nexen Inc.	(2,092,500)	3/19/11	22.5	(158,100)
(1,845)	Nippon Telegraph & Telephone Corporation	(4,151,250)	6/18/11	22.5	(235,237)
(1,820)	Nokia Corporation	(1,638,000)	1/22/11	9.0	(249,340)
(2,440)	Pfizer, Inc.	(4,270,000)	1/22/11	17.5	(82,960)
(546)	Range Resources Corporation	(2,047,500)	1/21/12	37.5	(611,520)
(2,600)	Smithfield Foods, Inc.	(4,550,000)	1/22/11	17.5	(832,000)
(1,305)	StatoilHydro ASA, ADR	(2,610,000)	4/16/11	20.0	(535,050)
(802)	Suncor Energy Inc	(2,406,000)	1/22/11	30.0	(671,675)
(575)	Tesoro Corporation	(862,500)	1/22/11	15.0	(205,563)
(2,580)	Tyson Foods, Inc.	(5,160,000)	1/22/11	20.0	(12,900)
(1,587)	UBS AG	(2,777,250)	1/22/11	17.5	(15,870)
(670)	Wal-Mart Stores, Inc.	(3,517,500)	1/22/11	52.5	(116,580)
(596)	Wal-Mart Stores, Inc.	(3,278,000)	1/22/11	55.0	(16,688)
(32,745)	Total Call Options Written (premiums received $7,451,256)	$(80,901,250)			$(10,214,938)

Nuveen Investments

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Investment, or portion of investment, has been pledged as collateral for call options written during and as of the end of the reporting period.

  (4)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (5)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (6)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

  (7)  The Fund's Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income and "write-off" any remaining recorded balances on the Fund's records.

  (8)  At or subsequent to December 31, 2010, this issue was under the protection of the Federal Bankruptcy Court.

  (9)  Non-income producing security, in the case of a Senior Loan, denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

  (10)  The Fund's Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (11)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

  (12)  Borrowings as a percentage of Total Investments is 22.3%.

  (13)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of December 31, 2010, investments with a value of $903,372,018 have been pledged as collateral for Borrowings.

  (14)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (15)  For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

  (16)  Other Assets Less Liabilities includes Value and/or Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.

  N/R  Not rated.

  DD1  Investment, or portion of investment, purchased on a delayed delivery basis.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers

  ADR  American Depositary Receipt.

  CORTS  Corporate Backed Trust Securities.

  PPLUS  PreferredPlus Trust.

  TBD  Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

  December 31, 2010

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Assets
Investments, at value (cost $1,153,075,137 and $1,701,345,672, respectively)	$1,213,748,188	$1,792,117,217
Put options purchased, at value (premiums paid $158,961 and $279,861, respectively)	38,695	68,125
Deposits with brokers for securities sold short and options written	8,263,199	11,795,557
Cash	736,696	1,422,947
Cash denominated in foreign currencies (cost $68,668 and $104,794, respectively)	69,387	105,908
Receivables:
Dividends	838,361	1,624,504
Interest	5,901,269	8,042,391
Investments sold	1,320,676	1,956,128
Matured senior loans	601,798	849,112
Reclaims	92,370	164,166
Other assets	194,496	255,614
Total assets	1,231,805,135	1,818,401,669
Liabilities
Borrowings	270,000,000	400,000,000
Securities sold short, at value (proceeds $4,065,551 and $5,931,055, respectively)	5,294,680	7,775,183
Call options written, at value (premiums received $4,856,749 and $7,451,256, respectively)	6,426,142	10,214,938
Payables:
Dividends for securities sold short	2,200	3,450
Investments purchased	9,903,763	10,294,282
Accrued expenses:
Interest on borrowings	18,792	27,840
Management fees	799,945	1,163,927
Other	515,857	686,715
Total liabilities	292,961,379	430,166,335
Net assets applicable to Common shares	$938,843,756	$1,388,235,334
Common shares outstanding	97,591,378	137,076,405
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$9.62	$10.13
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$975,914	$1,370,764
Paid-in surplus	1,324,586,422	1,891,615,459
Undistributed (Over-distribution of) net investment income	(12,650,325)	(21,916,437)
Accumulated net realized gain (loss)	(431,829,139)	(568,795,173)
Net unrealized appreciation (depreciation)	57,760,884	85,960,721
Net assets applicable to Common shares	$938,843,756	$1,388,235,334
Authorized shares:
Common	Unlimited	Unlimited
FundPreferred	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

  Year Ended December 31, 2010

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Investment Income
Dividends (net of foreign tax withheld of $415,082 and $600,150, respectively)	$34,014,262	$50,046,444
Interest	28,151,083	42,109,637
Other	93,437	131,840
Total investment income	62,258,782	92,287,921
Expenses
Management fees	9,971,542	14,567,060
Dividend expense on securities sold short	31,720	47,315
Shareholders' servicing agent fees and expenses	6,610	8,628
Interest expense on borrowings	3,531,039	5,231,169
Custodian's fees and expenses	368,689	486,085
Trustees' fees and expenses	40,927	60,836
Professional fees	151,515	183,344
Shareholders' reports – printing and mailing expenses	237,503	309,916
Stock exchange listing fees	33,160	46,686
Investor relations expense	266,586	356,714
Other expenses	67,713	93,384
Total expenses before custodian fee credit and expense reimbursement	14,707,004	21,391,137
Custodian fee credit	(1,168)	(1,836)
Expense reimbursement	(1,141,957)	(2,029,267)
Net expenses	13,563,879	19,360,034
Net investment income	48,694,903	72,927,887
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	1,305,162	5,964,210
Securities sold short	(405,274)	(621,682)
Call options written	5,739,320	8,855,989
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	114,649,646	164,383,472
Securities sold short	(1,005,081)	(1,512,851)
Call options written	430,714	79,481
Put options purchased	(120,266)	(211,736)
Net realized and unrealized gain (loss)	120,594,221	176,936,883
Net increase (decrease) in net assets applicable to Common shares from operations	$169,289,124	$249,864,770

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Multi-Strategy Income and Growth (JPC)		Multi-Strategy Income and Growth 2 (JQC)
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/10	Year Ended 12/31/09
Operations
Net investment income	$48,694,903	$53,732,729	$72,927,887	$81,743,124
Net realized gain (loss) from:
Investments and foreign currency	1,305,162	(148,866,880)	5,964,210	(225,066,111)
Securities sold short	(405,274)	193,123	(621,682)	265,633
Call options written	5,739,320	8,437,654	8,855,989	12,008,939
Interest rate swaps	—	(170,494)	—	(231,988)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	114,649,646	450,167,087	164,383,472	645,654,663
Securities sold short	(1,005,081)	(580,945)	(1,512,851)	(847,360)
Call options written	430,714	(8,842,570)	79,481	(12,574,727)
Interest rate swaps	—	164,738	—	224,156
Put options purchased	(120,266)	—	(211,736)	—
Distributions to FundPreferred shareholders:
From net investment income	—	(272,564)	—	(376,424)
Net increase (decrease) in net assets applicable to Common shares from operations	169,289,124	353,961,878	249,864,770	500,799,905
Distributions to Common Shareholders
From net investment income	(55,633,444)	(59,406,423)	(82,345,674)	(89,637,676)
Return of capital	(10,876,168)	(2,458,931)	(13,885,777)	(165,530)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(66,509,612)	(61,865,354)	(96,231,451)	(89,803,206)
Capital Share Transactions
Common shares repurchased and retired	(3,782,168)	(8,947,761)	(8,196,512)	(11,667,571)
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	(3,782,168)	(8,947,761)	(8,196,512)	(11,667,571)
Net increase (decrease) in net assets applicable to Common shares	98,997,344	283,148,763	145,436,807	399,329,128
Net assets applicable to Common shares at the beginning of year	839,846,412	556,697,649	1,242,798,527	843,469,399
Net assets applicable to Common shares at the end of year	$938,843,756	$839,846,412	$1,388,235,334	$1,242,798,527
Undistributed (Over-distribution of) net investment income at the end of year	$(12,650,325)	$(15,289,950)	$(21,916,437)	$(26,017,406)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

  Year Ended December 31, 2010

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$169,289,124	$249,864,770
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments and securities sold short	(550,460,669)	(810,082,084)
Proceeds from sales and maturities of investments and securities sold short	591,459,955	863,224,063
Proceeds from (Purchases of) short-term investments, net	(35,087,821)	(40,441,802)
Proceeds from (Payments for) cash denominated in foreign currencies, net	(68,668)	(45,318)
Premiums paid for put options purchased	(158,961)	(279,861)
Cash paid for call options exercised, terminated and expired	(1,227,021)	(1,868,948)
Premiums received for options written	8,165,862	12,418,571
Amortization (Accretion) of premiums and discounts, net	(1,369,399)	(2,185,556)
(Increase) Decrease in deposits with brokers for securities sold short and options written	(1,039,266)	(2,320,449)
(Increase) Decrease in receivable for dividends	19,824	194,661
(Increase) Decrease in receivable for interest	(846,486)	(884,695)
(Increase) Decrease in receivable for investments sold	1,036,070	2,132,483
(Increase) Decrease in matured senior loans	(601,798)	(849,112)
(Increase) Decrease in receivable for reclaims	(18,168)	(55,124)
(Increase) Decrease in other assets	(37,333)	(53,218)
Increase (Decrease) in payable for dividends for securities sold short	2,200	3,450
Increase (Decrease) in payable for investments purchased	8,352,143	8,918,888
Increase (Decrease) in accrued interest on borrowings	(8,222)	(12,181)
Increase (Decrease) in accrued management fees	133,227	196,296
Increase (Decrease) in accrued other liabilities	126,000	170,168
Net realized (gain) loss from investments and foreign currency	(1,305,162)	(5,964,210)
Net realized (gain) loss from securities sold short	405,274	621,682
Net realized (gain) loss from options written	(5,739,320)	(8,855,989)
Net realized (gain) loss from paydowns	2,810,124	3,906,052
Change in net unrealized (appreciation) depreciation of investments and foreign currency	(114,649,646)	(164,383,472)
Change in net unrealized (appreciation) depreciation of securities sold short	1,005,081	1,512,851
Change in net unrealized (appreciation) depreciation of options written	(430,714)	(79,481)
Change in net unrealized (appreciation) depreciation of put options purchased	120,266	211,736
Proceeds from litigation	576,427	876,776
Net cash provided by (used in) operating activities	70,452,923	105,890,947
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft balance	—	(40,037)
Increase (Decrease) in cash overdraft denominated in foreign currencies	(2,868)	—
Cash distributions paid to Common shareholders	(66,509,612)	(96,231,451)
Cost of Common shares repurchased and retired	(3,782,168)	(8,196,512)
Net cash provided by (used in) financing activities	(70,294,648)	(104,468,000)
Net Increase (Decrease) in Cash	158,275	1,422,947
Cash at the beginning of year	578,421	—
Cash at the End of Year	$736,696	$1,422,947
Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings was $3,539,261 and $5,243,350 for Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC), respectively.

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Fund- Preferred Share- holders(b)	Distributions from Capital Gains to Fund- Preferred Share- holders(b)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Return of Capital to Common Share- holders	Total
Multi-Strategy Income and Growth (JPC)
Year Ended 12/31:
2010	$8.56	$.50	$1.23	$—	$—	$1.73	$(.57)	$—	$(.11)	$(.68)
2009	5.60	.54	3.03	— *	—	3.57	(.61)	—	(.02)	(.63)
2008	12.38	.86	(6.49)	(.15)	—	(5.78)	(.69)	—	(.31)	(1.00)
2007	14.26	.97	(1.34)	(.28)	(.09)	(.74)	(.77)	(.25)	(.12)	(1.14)
2006	14.18	1.02	.50	(.31)	(.03)	1.18	(.87)	(.08)	(.15)	(1.10)
Multi-Strategy Income and Growth 2 (JQC)
Year Ended 12/31:
2010	9.00	.53	1.29	—	—	1.82	(.60)	—	(.10)	(.70)
2009	6.04	.59	3.01	— *	—	3.60	(.65)	—	— *	(.65)
2008	12.46	.86	(6.14)	(.14)	—	(5.42)	(.72)	—	(.28)	(1.00)
2007	14.29	.97	(1.30)	(.26)	(.10)	(.69)	(.79)	(.30)	(.05)	(1.14)
2006	14.20	1.04	.48	(.30)	(.03)	1.19	(.93)	(.09)	(.08)	(1.10)
	FundPreferred Shares at End of Period			Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Multi-Strategy Income and Growth (JPC)
Year Ended 12/31:
2010	$—	$—	$—	$270,000	$4,477
2009	—	—	—	270,000	4,111
2008	118,650	25,000	142,298	145,545	5,640
2007	708,000	25,000	64,444	—	—
2006	708,000	25,000	75,210	—	—
Multi-Strategy Income and Growth 2 (JQC)
Year Ended 12/31:
2010	—	—	—	400,000	4,471
2009	—	—	—	400,000	4,107
2008	165,800	25,000	152,182	224,200	5,502
2007	965,000	25,000	70,102	—	—
2006	965,000	25,000	77,025	—	—

(a)  Per share Net Investment Income is calculated using the average daily shares method.

(b)  The amounts shown are based on Common share equivalents.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Nuveen Investments

								Ratios/Supplemental Data
					Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(e)		Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value	Based on Market Value(c)	Based on Common Share Net Asset Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses	Net Investment Income	Expenses	Net Investment Income	Portfolio Turnover Rate
Multi-Strategy Income and Growth (JPC)
Year Ended 12/31:
2010	$.01		$9.62	$8.35	21.28%	21.06%	$938,844	1.67%	5.39%	1.54%	5.52%	49%
2009	.02		8.56	7.49	81.73	67.37	839,846	1.80	7.76	1.57	7.99	50
2008	—	*	5.60	4.60	(51.80)	(49.27)	556,698	2.47	8.14	2.04	8.57	36
2007	—	*	12.38	10.93	(16.28)	(5.71)	1,230,342	1.53	6.54	1.05	7.03	84
2006	—	*	14.26	14.29	29.81	8.71	1,421,951	1.49	6.80	1.00	7.28	72
Multi-Strategy Income and Growth 2 (JQC)
Year Ended 12/31:
2010	.01		10.13	8.80	24.26%	21.02%	1,388,235	1.64	5.41	1.48	5.57	48
2009	.01		9.00	7.69	76.23	63.01	1,242,799	1.75	8.01	1.48	8.27	55
2008	—	*	6.04	4.87	(49.39)	(45.84)	843,469	2.41	8.00	1.95	8.45	37
2007	—	*	12.46	11.00	(14.70)	(5.34)	1,740,952	1.50	6.51	1.02	6.99	78
2006	—	*	14.29	14.11	26.71	8.73	2,008,154	1.44	6.90	.96	7.37	77

(d)  After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(e)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.

  • Each ratio includes the effect of dividend expense on securities sold short and interest expense paid on borrowings as follows:

	Ratios of Dividend Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares(f)
Multi-Strategy Income and Growth (JPC)
Year Ended 12/31:
2010	—	%**	0.40%
2009	—	**	0.45
2008	0.01		0.82
2007	—	**	—
2006	—		—
Multi-Strategy Income and Growth 2 (JQC)
Year Ended 12/31:
2010	—	**	0.40
2009	—	**	0.46
2008	0.01		0.83
2007	—	**	—
2006	—		—

(f)  Borrowings Interest Expense includes amortization of borrowing costs. Borrowing costs were fully amortized and expensed as of December 31, 2009.

*  Rounds to less than $.01 per share.

**  Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding Common share New York Stock Exchange ("NYSE") symbols are Nuveen Multi-Strategy Income and Growth Fund (JPC) and Nuveen Multi-Strategy Income and Growth Fund 2 (JQC) (collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies.

Each Fund seeks to provide high current income by maintaining a portfolio exposure target of approximately 70% in income-oriented debt securities (preferred securities and fixed- and floating-rate debt including high yield debt and senior loans), and 30% in equities and equity-like securities (convertibles and domestic and international equities). The exact portfolio composition will vary over time as a result of market changes as well as Nuveen Asset Management's (the "Adviser"), a wholly-owned subsidiary of Nuveen Investment, Inc. ("Nuveen"), view of the portfolio composition that best enables the Funds to achieve their investment objectives consistent with a strategic 70%/30% income/equity mix. Each Fund's secondary objective is total return.

Effective January 1, 2011, the Adviser has changed its name to Nuveen Fund Advisors, Inc.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Significant Accounting Policies

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices. These securities are generally classified as Level 1. Prices of certain American Depository Receipts ("ADR") held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or mean between the most recent bid and ask prices of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time foreign currencies may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE. These triggers generally represent a transfer from a Level 1 to a Level 2 security. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities, senior loans and interest rate swaps are provided by a pricing service approved by the Funds' Board of Trustees. These securities are generally classified as Level 2. Prices of fixed-income securities are based on the mean between the bid and asked prices. When price quotes are not readily available for fixed-income securities, senior loans and interest rate swaps, the pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Highly rated zero coupon fixed-income securities, like U.S. Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method when 60 days or less remain until maturity. With amortized cost, any discount or premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities are generally classified as Level 2.

Nuveen Investments

Like most fixed income instruments, the senior loans in which the Funds invest are not listed on an organized exchange. The secondary market of senior loans may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using market implied volatilities and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2010, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) had outstanding when-issued/delayed delivery purchase commitments of $2,944,427 and $3,902,428, respectively.

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, and fee income, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Other income includes the increase of the net realizable value of the receivable of matured senior loans during the current fiscal period.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from each Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value, the difference will reduce net asset value per share. If a Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

FundPreferred Shares

The Funds are authorized to issue auction rate preferred ("FundPreferred") shares. As of December 31, 2009, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) redeemed all of their outstanding FundPreferred shares, at liquidation values of $708,000,000 and $965,000,000, respectively.

During the fiscal year ended December 31, 2010, lawsuits pursuing claims made in a demand letter alleging that the Funds' Board of Trustees breached their fiduciary duties related to the redemption at par of the Funds' FundPreferred shares had been filed on behalf of shareholders of the Funds and against the Adviser, together with current and former officers and interested director/trustees of the Funds. Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties intend to defend themselves vigorously. The Funds believe that these lawsuits will not have a material effect on the Funds or on the Adviser's ability to serve as investment adviser to the Funds.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, foreign currency forwards, futures, options purchased, options written and swap contracts are recognized as a component of "Net realized gain (loss) from investments and foreign currency," when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in unrealized appreciation (depreciation) of investments and foreign currency," when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with foreign currency forwards, futures, options purchased, options written and swap contracts

Nuveen Investments

are recognized as a component of "Change in net unrealized appreciation (depreciation) of foreign currency forwards, futures, options purchased, options written and swap contracts, respectively " when applicable.

Interest Rate Swap Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. Each Fund's use of interest rate swap contracts is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap contracts involve each Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate each Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the market value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps" with the change during the fiscal period reflected on the Statement of Operations as "Change in net unrealized appreciation (depreciation) of interest rate swaps." Once periodic payments are settled in cash, the net amount is recognized as "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to net realized gain or loss recorded upon the termination of interest rate swap contracts. For tax purposes, periodic payments are treated as ordinary income or expense. The Funds did not enter into interest rate swaps contracts during the fiscal year ended December 31, 2010.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options, in an attempt to manage such risk. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing put options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Call and/or Put options purchased, at value" on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call and/or Put options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options purchased" on the Statement of Operations. The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options written" on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from options purchased and/or written "on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During fiscal year ended December 31, 2010, each Fund wrote call options on individual stocks held in its portfolio of investments to enhance returns while foregoing some upside potential, and bought put options on a single stock to benefit in the event its price declines.

The Funds did not purchase call options or write put options during the fiscal year ended December 31, 2010. The average notional amount of put options purchased and call options written during the fiscal year ended December 31, 2010, were as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Average notional amount of put options purchased*	$568,000	$1,000,000
	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Average notional amount of call options written*	$(55,415,300)	$(85,012,160)

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on options activity.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Short Sales

Each Fund is authorized to make short sales of securities. To secure its obligation to deliver securities sold short, each Fund has instructed the custodian to segregate assets of the Fund, which are then held at the applicable broker, as collateral with an equivalent amount of the securities sold short. The collateral required is determined by reference to the market value of the short positions. Each Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and recognizes such amounts as "Dividend expense on securities sold short" on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are recognized as a component of "Change in net unrealized appreciation (depreciation) of securities sold short" on the Statement of Operations.

Liabilities for securities sold short are reported at market value in the accompanying financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. Each Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Each Fund's loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. Each Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as a component of "Net realized gain (loss) from securities sold short" on the Statement of Operations.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Nuveen Investments

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of each Fund's investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of December 31, 2010:

Multi-Strategy Income and Growth (JPC)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$329,740,543	$2,977,850	$—	$332,718,393
Convertible Preferred Securities	9,578,121	8,349,738	—	17,927,859
$25 Par (or similar) Preferred Securities	275,409,573	17,314,592	—	292,724,165
Variable Rate Senior Loan Interests	—	60,590,044	—	60,590,044
Convertible Bonds	—	97,261,451	—	97,261,451
Corporate Bonds	—	110,259,358	3,657,866	113,917,224
Capital Preferred Securities	—	237,725,664	—	237,725,664
Investment Companies	12,470,843	—	—	12,470,843
Rights	43,680	—	—	43,680
Short-Term Investments	—	48,368,865	—	48,368,865
Common Stocks Sold Short	(5,294,680)	—	—	(5,294,680)
Derivatives:
Put Options Purchased	38,695	—	—	38,695
Call Options Written	(6,426,142)	—	—	(6,426,142)
Total	$615,560,633	$582,847,562	$3,657,866	$1,202,066,061
Multi-Strategy Income and Growth 2 (JQC)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$491,785,141	$4,683,858	$—	$496,468,999
Convertible Preferred Securities	13,484,999	14,600,372	—	28,085,371
$25 Par (or similar) Preferred Securities	437,680,991	19,824,105	—	457,505,096
Variable Rate Senior Loan Interests	—	81,048,074	—	81,048,074
Convertible Bonds	—	137,797,871	—	137,797,871
Corporate Bonds	—	154,457,794	5,140,906	159,598,700
Capital Preferred Securities	—	337,277,336	—	337,277,336
Investment Companies	25,237,457	—	—	25,237,457
Rights	67,200	—	—	67,200
Short-Term Investments	—	69,031,113	—	69,031,113
Common Stocks Sold Short	(7,775,183)	—	—	(7,775,183)
Derivatives:
Put Options Purchased	68,125	—	—	68,125
Call Options Written	(10,214,938)	—	—	(10,214,938)
Total	$950,333,792	$818,720,523	$5,140,906	$1,774,195,221

*  Refer to the Fund's Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The following is a reconciliation of each Fund's Level 3 investments held at the beginning and end of the measurement period:

Multi-Strategy Income and Growth (JPC)	Level 3 Corporate Bonds	Level 3 Warrants	Level 3 Total
Balance at the beginning of year	$3,348,500	$6,725	$3,355,225
Gains (losses):
Net realized gains (losses)	—	1,206	1,206
Net change in unrealized appreciation (depreciation)	253,490	(6,725)	246,765
Purchases at cost	—	—	—
Sales at proceeds	—	(1,206)	(1,206)
Net discounts (premiums)	55,678	—	55,678
Transfers in to	198	—	198
Transfers out of	—	—	—
Balance at the end of year	$3,657,866	$—	$3,657,866
Net change in unrealized appreciation (depreciation) during the fiscal year of Level 3 securities held as of December 31, 2010	$225,186	$—	$225,186
Multi-Strategy Income and Growth 2 (JQC)	Level 3 Corporate Bonds	Level 3 Warrants	Level 3 Total
Balance at the beginning of year	$4,706,000	$9,918	$4,715,918
Gains (losses):
Net realized gains (losses)	—	1,779	1,779
Net change in unrealized appreciation (depreciation)	356,256	(9,918)	346,338
Purchases at cost	—	—	—
Sales at proceeds	—	(1,779)	(1,779)
Net discounts (premiums)	78,250	—	78,250
Transfers in to	400	—	400
Transfers out of	—	—	—
Balance at the end of year	$5,140,906	$—	$5,140,906
Net change in unrealized appreciation (depreciation) during the fiscal year of Level 3 securities held as of December 31, 2010	$307,522	$—	$307,522

During the fiscal year ended December 31, 2010, the Funds recognized no significant transfers to/from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Funds were invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of December 31, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Multi-Strategy Income and Growth (JPC)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	Put options purchased, at value	$38,695	Call options written, at value	$6,426,142

Nuveen Investments

Multi-Strategy Income and Growth 2 (JQC)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	Put options purchased, at value	$68,125	Call options written, at value	$10,214,938

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Risk Exposure
Equity Price	$5,739,320	$8,855,989
Change in Net Unrealized Appreciation (Depreciation) of Call Options Written	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Risk Exposure
Equity Price	$430,714	$79,481
Change in Net Unrealized Appreciation (Depreciation) of Put Options Purchased	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Risk Exposure
Equity Price	$(120,266)	$(211,736)

4. Fund Shares

Common Shares

Transactions in Common shares were as follows:

	Multi-Strategy Income and Growth (JPC)		Multi-Strategy Income and Growth 2 (JQC)
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/10	Year Ended 12/31/09
Common shares repurchased and retired	(485,500)	(1,326,650)	(999,820)	(1,655,075)
Weighted average:
Price per Common share repurchased and retired	$7.77	$6.72	$8.18	$7.03
Discount per Common share repurchased and retired	14.20%	16.86%	14.30%	17.24%

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

FundPreferred Shares

Transactions in FundPreferred shares were as follows:

	Multi-Strategy Income and Growth (JPC)				Multi-Strategy Income and Growth 2 (JQC)
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/10		Year Ended 12/31/09
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
FundPreferred shares redeemed:
Series M	N/A	N/A	791	$19,775,000	N/A	N/A	663	$16,575,000
Series M2	N/A	N/A	—	—	N/A	N/A	663	16,575,000
Series T	N/A	N/A	791	19,775,000	N/A	N/A	663	16,575,000
Series T2	N/A	N/A	—	—	N/A	N/A	663	16,575,000
Series W	N/A	N/A	791	19,775,000	N/A	N/A	663	16,575,000
Series W2	N/A	N/A	—	—	N/A	N/A	664	16,600,000
Series TH	N/A	N/A	791	19,775,000	N/A	N/A	664	16,600,000
Series TH2	N/A	N/A	—	—	N/A	N/A	663	16,575,000
Series F	N/A	N/A	791	19,775,000	N/A	N/A	663	16,575,000
Series F2	N/A	N/A	791	19,775,000	N/A	N/A	663	16,575,000
Total	N/A	N/A	4,746	$118,650,000	N/A	N/A	6,632	$165,800,000

N/A—Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) redeemed all $708,000,000 and $965,000,000 of their outstanding Fund-Preferred shares, respectively, as of December 31, 2009.

5. Investment Transactions

Purchases and sales (including maturities and proceeds from securities sold short, but excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2010, were as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Purchases	$550,460,669	$810,082,084
Sales, maturities and proceeds from securities sold short	591,459,955	863,224,063

Transactions in call options written during the fiscal year ended December 31, 2010, were as follows:

	Multi-Strategy Income and Growth (JPC)		Multi-Strategy Income and Growth 2 (JQC)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding, beginning of year	20,241	$3,657,228	31,006	$5,757,622
Call options written	34,478	8,165,862	52,762	12,418,571
Call options terminated in closing purchase transactions	(4,148)	(1,247,575)	(6,353)	(1,909,714)
Call options exercised	(22,333)	(4,221,191)	(33,840)	(6,565,158)
Call options expired	(7,234)	(1,497,575)	(10,830)	(2,250,065)
Outstanding, end of year	21,004	$4,856,749	32,745	$7,451,256

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization, timing differences in the recognition of income on real estate investment trust ("REIT") investments and timing differences in recognizing

Nuveen Investments

certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding common stocks sold short and investments in derivatives), as determined on a federal income tax basis, were as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Cost of investments	$1,166,268,483	$1,724,326,121
Gross unrealized:
Appreciation	$98,960,847	$153,336,609
Depreciation	(51,481,142)	(85,545,513)
Net unrealized appreciation (depreciation) of investments	$47,479,705	$67,791,096

Permanent differences, primarily due to complex securities character adjustments, adjustments for REITs, adjustments for passive foreign investment companies "PFIC", foreign currency reclasses, and return of capital distributions resulted in reclassifications among the Funds' components of Common share net assets at December 31, 2010, the Funds' tax year end, as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Paid-in-surplus	$(10,387,911)	$(12,996,332)
Undistributed (Over-distribution of) net investment income	20,454,334	27,404,533
Accumulated net realized gain (loss)	(10,066,423)	(14,408,201)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2010, the Funds' tax year end, were as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Undistributed net ordinary income *	$—	$—
Undistributed net long-term capital gains	—	—

*  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended December 31, 2010 and December 31, 2009, was designated for purposes of the dividends paid deduction as follows:

2010	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Distributions from net ordinary income *	$55,633,444	$82,345,674
Distributions from net long-term capital gains	—	—
Return of capital	10,876,168	13,885,777
2009	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Distributions from net ordinary income *	$59,681,788	$90,017,592
Distributions from net long-term capital gains	—	—
Return of capital	2,458,931	165,530

*  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At December 31, 2010, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Expiration:
December 31, 2016	$215,894,596	$268,355,995
December 31, 2017	204,895,930	289,143,715
December 31, 2018	9,385,427	8,513,146
Total	$430,175,953	$566,012,856

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through December 31, 2010, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. The following post-October losses are treated as having arisen on the first day of the following fiscal year:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Post-October currency and PFIC losses	$251,072	$359,316

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2010, the complex-level fee rate was .1831%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall investment strategy and asset allocation decisions. The Adviser has entered into Sub-Advisory Agreements with Spectrum Asset Management, Inc. ("Spectrum"), Symphony Asset Management, LLC ("Symphony") and Tradewinds Global Investors, LLC ("Tradewinds"). Symphony and Tradewinds are both subsidiaries of Nuveen. Spectrum manages the portion of the Funds' investment portfolios allocated to preferred securities. Symphony manages the portion of the

Nuveen Investments

Funds' investment portfolios allocated to debt securities and certain equity investments. Tradewinds manages the portion of the Funds' investment portfolios allocated to global equities, common stocks sold short and options strategies. Each sub-adviser is compensated for its services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of Multi-Strategy Income and Growth's (JPC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending March 31,			Year Ending March 31,
2003	*	.32%	2008	.32%
2004		.32	2009	.24
2005		.32	2010	.16
2006		.32	2011	.08
2007		.32

*  From the commencement of operations.

The Adviser has not agreed to reimburse Multi-Strategy Income and Growth (JPC) for any portion of its fees and expenses beyond March 31, 2011.

For the first eight years of Multi-Strategy Income and Growth 2's (JQC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending June 30,			Year Ending June 30,
2003	*	.32%	2008	.32%
2004		.32	2009	.24
2005		.32	2010	.16
2006		.32	2011	.08
2007		.32

*  From the commencement of operations.

The Adviser has not agreed to reimburse Multi-Strategy Income and Growth 2 (JQC) for any portion of its fees and expenses beyond June 30, 2011.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, each Fund may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At December 31, 2010, Multi-Strategy Income and Growth (JPC) and Multi-Strategy Income and Growth 2 (JQC) had no unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in each Fund's portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, a Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At December 31, 2010, there were no such outstanding participation commitments in either Fund.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

9. Borrowing Arrangements

Each Fund has entered into prime brokerage facilities with BNP Paribas Prime Brokerage, Inc. ("BNP") as a means of financial leverage. Each Fund's maximum commitment amount under these borrowings is as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Maximum commitment amount	270,000,000	400,000,000

As of December 31, 2010, each Fund's outstanding balance on its borrowings was as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Outstanding borrowings	270,000,000	400,000,000

During the fiscal year ended December 31, 2010, the average daily balance outstanding and average annual interest rate on each Fund's borrowings were as follows:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Average daily balance outstanding	270,000,000	400,000,000
Average annual interest rate	1.29%	1.29%

In order to maintain these borrowing facilities, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund's portfolio of investments. Interest is charged on these borrowings for each Fund at 3-Month London Inter-Bank Offered Rate (LIBOR) plus .95% on the amounts borrowed and .50% on the undrawn balance.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on each Fund's borrowed amount and undrawn balance is recognized as "Interest expense on borrowings" on the Statement of Operations.

On January 19, 2011, each Fund amended its prime brokerage facility with BNP. Each Fund's maximum commitment amount increased to the following:

	Multi-Strategy Income and Growth (JPC)	Multi-Strategy Income and Growth 2 (JQC)
Maximum commitment amount	290,000,000	430,000,000

Each Fund also incurred a one-time .25% amendment fee on the increased amount. All other terms remain unchanged.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER(2)

8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	244

■ JACK B. EVANS

10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	244

■ WILLIAM C. HUNTER

3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	244

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT(2)

10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and chair of Investment Committee, Greater Milwaukee Foundation.	244

■ WILLIAM J. SCHNEIDER(2)

9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller- Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	244

■ JUDITH M. STOCKDALE

12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	244

■ CAROLE E. STONE(2)

6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	244

■ VIRGINIA L. STRINGER

8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute's Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Stragetic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	244

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
INDEPENDENT BOARD MEMBERS (continued):

■ TERENCE J. TOTH(2)

9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2004-2007); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	244

INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(2)

6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	244

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS:

■ GIFFORD R. ZIMMERMAN

9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	244

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS (continued):

■ WILLIAM ADAMS IV

6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Investments, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	131

■ MARGO L. COOK

4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	244

■ LORNA C. FERGUSON

10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	244

■ STEPHEN D. FOY

5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	244

■ SCOTT S. GRACE

8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc. and Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.	244

■ WALTER M. KELLY

2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	244

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS (continued):

■ TINA M. LAZAR

8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	244

■ LARRY W. MARTIN

7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc., Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	244

■ KEVIN J. MCCARTHY

3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers, Inc., NWQ Investment Management Company LLC, Tradewinds Global Investors LLC, NWQ Holdings LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC: prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	244

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
OFFICERS of the FUNDS (continued):

■ KATHLEEN L. PRUDHOMME

3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Secretary of FASF (2004-2010); prior thereto, Assistant Secretary of FASF (1998-2004); Deputy General Counsel, FAF Advisors, Inc. (1998-2010).	244

(1)  Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Also serves as a trustee of the Nuveen Diversified Commodity Fund, and exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.

(3)  Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the "May Meeting"), the Boards of Trustees (each, a "Board," and each Trustee, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management ("NAM") and each Fund and the sub-advisory agreements between NAM and Spectrum Asset Management, Inc. ("Spectrum"), NAM and Tradewinds Global Investors, LLC ("Tradewinds") and NAM and Symphony Asset Management LLC ("Symphony") (Spectrum, Tradewinds and Symphony are each a "Sub-Adviser"). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each, an "Investment Management Agreement") and sub-advisory agreements (each, a "Sub-advisory Agreement," and each Investment Management Agreement and Sub-advisory Agreement, an "Advisory Agreement"), the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Advisers (NAM and the Sub-Advisers are each a "Fund Adviser"), including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen's efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

Nuveen Investments

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

The Independent Board Members also considered NAM's oversight of the performance, business activities and compliance of the Sub-Advisers. In that regard, the Independent Board Members reviewed an evaluation of each Sub-Adviser from NAM. The evaluation also included information relating to the respective Sub-Adviser's organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting each Sub-Adviser, and an analysis of each Sub-Adviser. As described in further detail below, the Board also considered the performance of the portion of the investment portfolio for which each Sub-Adviser is responsible. In addition, the Board recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Advisers were not expected to supply other significant administrative services to the Funds. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with Tradewinds in 2009 and 2010 and Symphony in 2010. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreements and considered the basis for such recommendations.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Fund's total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. In addition, the Independent Board Members also reviewed, among other things, the returns of each sleeve of each Fund relative to the benchmark of such sleeve for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. Moreover, the Board reviewed the peer ranking of the Nuveen funds sub-advised by each Sub-Adviser, respectively, in the aggregate. The Independent

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Board Members also reviewed historic premium and discount levels, including a summary of actions taken to date for each Fund. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund's performance with that of its Performance Peer Group. In this regard, the Independent Board Members considered that the Performance Peer Groups of certain funds (including the Funds) were classified as having significant differences from such funds based on considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers).

Based on their review, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory. The Independent Board Members noted that although each Fund underperformed the performance of its respective benchmark for the three-year period, it outperformed the performance of its respective benchmark for the one-year period.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). The Independent Board Members noted that each Fund had a net management fee and/or net expense ratio below the peer average of its respective Peer Group or Peer Universe.

Nuveen Investments

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisers, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. With respect to Symphony, the Independent Board Members also reviewed the fees it assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee. The Independent Board Members noted that with respect to Spectrum, the Sub-Adviser that is unaffiliated with Nuveen, such fees were the result of arm's-length negotiations.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided. In addition, with respect to Spectrum, which is unaffiliated with Nuveen, the Independent Board Members also considered such Sub-Adviser's revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that such Sub-Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level

Nuveen Investments

breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time to time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

With respect to Tradewinds, the Independent Board Members considered that such Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund's portfolio transactions. The Independent Board Members further noted that this Sub-Adviser's profitability may be lower if it were required to pay for this research with hard dollars. With respect to Spectrum, the Board noted that this Sub-Adviser does not direct trades through non-affiliated broker-dealers and therefore does not have any brokerage to provide in order to receive research or related services on a soft dollar basis. Spectrum, however, may from time to time receive research from various firms with which it transacts client business, but it has no arrangements with these firms and clients do not pay higher commissions to receive

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

such research. Spectrum also serves as its own broker for portfolio transactions for the Nuveen funds it advises and therefore may receive some indirect compensation. With respect to Symphony, the Board considered that Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with a Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Beta: Beta is a measure describing the relationship between a security's return and the return of the security's asset class as a whole. Higher beta securities often show greater volatility than the general market, while lower beta securities have less perceived volatility.

•  Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

•  Current Distribution Rate: Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Net Asset Value (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any debt or preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments

Notes

Nuveen Investments

Other Useful Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how each Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The following federal income tax information is provided with respect to the Funds' distributions paid during the taxable year ended December 31, 2010. The Funds hereby designate their amounts, (or the maximum amount eligible), as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and their amounts, (or the maximum amount eligible), as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
JPC	20.14%	43.75%
JQC	17.02%	44.50%

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Fund	Common Shares Repurchased
JPC	485,500

JQC	999,820

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

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EAN-F-1210D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. As of January 1, 2011, the registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget.  As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control.  Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities.  These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting.  Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange.  Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Multi-Strategy Income and Growth Fund 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2010	$29,716	$0	$2,051	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2009	$29,564	$0	$3,441	$6,000

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) “All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2010	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2009	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2010	$2,051	$0	$0	$2,051
December 31, 2009	$9,441	$0	$0	$9,441

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of January 1, 2011, the members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser, Nuveen Fund Advisors, Inc.,  has engaged Spectrum Asset Management, Inc. (“Spectrum”), Tradewinds Global Investors, LLC (“Tradewinds”), and Symphony Asset Management, LLC (“Symphony”) (Spectrum, Tradewinds and Symphony are also collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor each Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Advisers’ proxy voting policies and procedures are summarized as follows:

SPECTRUM

Spectrum has adopted a Policy on Proxy Voting for Investment Advisory Clients (the “Voting Policy”), which provides that Spectrum aims to ensure that, when delegated proxy voting authority by a client, Spectrum act (1) solely in the interest of the client in providing for ultimate long-term stockholder value, and (2) without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Spectrum relies on the custodian bank to deliver proxies to Spectrum for voting.

Spectrum has selected RiskMetrics Group (formerly ISS) to assist with Spectrum’s proxy voting responsibilities. Spectrum generally follows RiskMetrics standard proxy voting guidelines which embody the positions and factors Spectrum considers important in casting proxy votes. In connection with each proxy vote, RiskMetrics prepares a written analysis and recommendation based on its guidelines. In order to avoid any conflict of interest for RiskMetrics, the CCO will require RiskMetrics to deliver additional information or certify that RiskMetrics has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum also may obtain voting recommendations from two proxy voting services as an additional check on the independence of RiskMetrics’ voting recommendations.

Spectrum may, on any particular proxy vote, diverge from RiskMetrics’ guidelines or recommendations. In such a case, Spectrum’s Voting Policy requires that: (i) the requesting party document the reason for the request; (ii) the approval of the Chief Investment Officer; (iii) notification to appropriate compliance personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) a written record of the process.

When Spectrum determines not to follow RiskMetrics’ guidelines or recommendations, Spectrum classifies proxy voting issues into three broad categories: (1) Routine Administrative Items; (2) Special Interest Issues; and (3) Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.

•                      Routine Administrative Items. Spectrum is willing to defer to management on matters a routine administrative nature. Examples of issues on which Spectrum will normally defer to management’s recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

•                      Special Interest Issues. In general, Spectrum will abstain from voting on shareholder social, political, environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

•                      Issues Having the Potential for Significant Economic Impact. Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors’ cumulative voting and supermajority provisions, defensive strategies (e.g., greenmail prevention), business combinations and restructurings and executive and director compensation.

Conflicts of Interest. There may be a material conflict of interest when Spectrum votes, on behalf of a client, a proxy that is solicited by an affiliated person of Spectrum or another Spectrum client. To avoid such conflicts, Spectrum has established procedures under its Voting Policy to seek to ensure that voting decisions are based on a client’s best interests and are not the product of a material conflict. In addition to employee monitoring for potential conflicts, the CCO reviews Spectrum’s and its affiliates’ material business relationships and personal and financial relationships of senior personnel of Spectrum and its affiliates to monitor for conflicts of interest.

If a conflict of interest is identified, Spectrum considers both financial and non-financial materiality to determine if a conflict of interest is material. If a material conflict of interest is found to exist, the CCO discloses the conflict to affected clients and obtains consent from each client in the manner in which Spectrum proposed to vote.

Spectrum clients can obtain a copy of the Voting Policy or information on how Spectrum voted their proxies by calling Spectrum’s Compliance Department at (203) 322-0189.

TRADEWINDS

Tradewinds’ Proxy Voting Policies and Procedures were developed and are maintained to ensure that proxies for which Tradewinds has ultimate voting authority are voted consistently and solely in the best economic interests of the beneficiaries of these equity investments. Note that clients may otherwise reserve the right to vote their proxies.

Tradewinds has engaged a third party service provider, MSCI Institutional Shareholder Services (“ISS”) to assist with the proxy voting process.  We review their recommendations and frequently follow them; however, on selected issues, Tradewinds may not vote in accordance with the ISS recommendations when we believe that they are not in the best economic interest of our clients.  If Tradewinds manages assets of a company or its pension plan and any of Tradewinds’ clients hold securities of that company, Tradewinds will vote proxies relating to such company’s securities in accordance with ISS recommendations to avoid any conflict of interest.  If a client requests Tradewinds to follow specific voting guidelines or additional guidelines, Tradewinds will review the request and inform the client only if Tradewinds is not able to follow the request.

Tradewinds generally does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted for a period (this occurs for issuers in a few foreign countries), or where the voting would in Tradewinds’ judgment result in some other financial, legal, regulatory disability or burden to Tradewinds or the client (such as imputing control with respect to the issuer).

SYMPHONY

Symphony Asset Management votes proxies with the objective of maximizing shareholder value for its clients and in accordance with the firm’s Policies and Procedures for Proxy Voting.  Symphony’s Proxy Voting Committee is responsible for establishing proxy voting guidelines; review and oversight of the firm’s Policies and Procedures for Proxy Voting; oversight of day-to-day proxy voting related activities; and, for overseeing the activities of proxy service providers utilized by the firm.

Symphony has established guidelines for proxy voting based on the recommendations of an independent third-party proxy service provider.  Symphony utilizes one or more independent third-party service providers to vote proxy in accordance with Symphony’s guidelines.  Service providers also provide proxy voting related research material as required.

In its Policies and Procedures for Proxy Voting, Symphony specifies a process for identifying and managing conflicts of interest in the proxy voting process so that votes are cast in the best interests of clients.  Conflicts of interest may arise from relationships Symphony has with its clients, vendors and lenders.  Symphony portfolio managers may change a proxy vote recommended by the firm’s guidelines to resolve a conflict of interest or for other reasons in the best economic interests of clients.  Symphony’s Proxy Voting Committee reviews vote changes.

ITEM 8.

Nuveen Fund Advisors, Inc. (NFA) is the registrant’s investment adviser (NFA is also referred to as the “Adviser”).  NFA is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Spectrum Asset Management, Inc. (“Spectrum”) for the registrant’s preferred securities investments, Tradewinds Global Investors, LLC (“Tradewinds”), for the registrant’s convertible securities and Symphony Asset Management, LLC (“Symphony”), for the registrant’s high yield, fixed income investments (Spectrum, Tradewinds and Symphony are also collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at each Sub-Adviser:

Spectrum

Item 8(a)(1).   PORTFOLIO MANAGER BIOGRAPHIES

MARK A. LIEB - Mr. Lieb is the Founder, President and Chief Executive Officer of Spectrum.  Prior to founding Spectrum in 1987, Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc.  Mr. Lieb was instrumental in the formation and development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolios for institutional clients, hedging strategies, and marketing strategies.  Mr. Lieb’s prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook.  BA Economics, Central Connecticut State College; MBA Finance, University of Hartford.

L. PHILLIP JACOBY, IV - Mr. Jacoby is an Executive Director and Chief Investment Officer of Spectrum. Mr. Jacoby joined Spectrum in 1995 as a Portfolio Manager and most recently held the position of Managing Director and Senior Portfolio Manager until his appointment as CIO on January 1, 2010, following the planned retirement of his predecessor.  Prior to joining Spectrum, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and co-manager of the preferred stock portfolio of its US Corporate Financing Division for six years. Mr. Jacoby began his career in 1981 with The Northern Trust Company, Chicago and then moved to Los Angeles to join E.F. Hutton & Co. as a Vice President and Institutional Salesman, Generalist Fixed Income Sales through most of the 1980s.  BSBA Finance, Boston University School of Management.

Item 8(a)(2).   OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*

Phillip Jacoby	Separately Managed accounts	37	$3.574.853.598
	Pooled Accounts	4	$464,642,863
	Registered Investment Vehicles	8	$6,420,647,480

Mark Lieb	Separately Managed accounts	40	$3,587,071,217
	Pooled Accounts	4	$464,642,863
	Registered Investment Vehicles	8	$6,420,647,480

*   Assets are as of December 31, 2010.  None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

There are no material conflicts of interest to report.

Item 8(a)(3).   FUND MANAGER COMPENSATION

The structure and method used to determine the compensation of Spectrum Asset Management’s portfolio managers is as follows. All Spectrum portfolio managers are paid a base salary and discretionary bonus.  Salaries are established based on a benchmark of national salary levels of relevant asset management firms, taking into account each portfolio manager’s position and responsibilities, experience, contribution to client servicing, compliance with firm and/or regulatory policies and procedures, work ethic, seniority and length of service, and contribution to the overall functioning of the organization. Base salaries are fixed, but are subject to periodic adjustments, usually on an annual basis.

The discretionary bonus component is variable and may represent a significant proportion of an individual’s total annual compensation. Discretionary bonuses are determined quarterly and are based on a methodology used by senior management that takes into consideration several factors, including but not necessarily limited to those listed below:

•                 Changes in overall firm assets under management, including those assets in the Fund. (Portfolio managers are not directly incentivized to increase assets (“AUM”), although they are indirectly compensated as a result of an increase in AUM)

•                                                   Portfolio performance (on a pre-tax basis) relative to benchmarks measured annually. (The relevant benchmark is a custom benchmark composed of 65% Merrill Lynch Preferred Stock - Fixed Rate Index and 35% Barclays Capital Securities US Tier 1 Index).

•                                                   Contribution to client servicing

•                                                   Compliance with firm and/or regulatory policies and procedures

•                                                   Work ethic

•                                                   Seniority and length of service

•                                                   Contribution to overall functioning of organization

Total compensation is designed to be globally competitive and is evaluated annually relative to other top-tier asset management firms.

Item 8(a)(4).   OWNERSHIP OF JQC SECURITIES AS OF DECEMBER 31, 2010

Name of Portfolio Manager	Dollar range of equity securities beneficially owned in Fund
Phillip Jacoby	$0
Mark Lieb	$0

Symphony

Item 8(a)(1).   PORTFOLIO MANAGER BIOGRAPHIES

Gunther Stein

Mr. Stein, Chief Executive Officer and Chief Investment Officer at Symphony, is responsible for leading Symphony’s fixed-income and equity investments strategies and research and overseeing firm trading. Prior to joining Symphony in 1999, he was a high-yield portfolio manager at Wells Fargo Bank, where he managed a high yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.

Ross Sakamoto

Mr. Sakamoto, Co-Director of Equity at Symphony, is responsible for leading Symphony’s equity investment strategies and overseeing the equity trading and research activities. Mr. Sakamoto has over twenty years of industry experience and returns to Symphony after having spent six years with Symphony from 1996 to 2002 as an Equity Portfolio Manager of long-only and hedged strategies. Most recently, Mr. Sakamoto was a Director in the Quantitative Services group at Deutsche Bank Advisors focusing on business development. Prior to joining Deutsche Bank in 2008, he focused on program trading at Bear Stearns & Company from 2002 to 2007.

Item 8(a)(2).   OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed by Symphony PMs

As of 12/31/10

	Gunther Stein	Ross Sakamoto
(a) RICs
Number of accts	8	3
Assets	$2,731,361,185	$344,751,866

(b) Other pooled accts
Non-performance fee accts
Number of accts	5	9
Assets	$74,184,893	$136,899,898
Performance fee accts
Number of accts	16	6
Assets	$3,416,782,751	$35,886,622

(c) Other
Non-performance fee accts
Number of accts	6	7
Assets	$92,817,275	$1,392,561
Performance fee accts
Number of accts	3	2
Assets	$723,157,955	$239,828,040

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts.  Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts.   In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.  In addition, the portfolio manger may execute transactions for another account that may adversely impact the value of securities held by the Fund.  However, the sub-advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors.  In addition, each sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Item 8(a)(3).   FUND MANAGER COMPENSATION

Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.

The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

The portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses.   The level of this bonus to each individual portfolio manager is determined by senior management’s assessment of the team’s performance, and the individual’s contribution to and performance on that team.   Factors considered in that assessment include the total return and risk-adjusted total return performance of the accounts for which the individual serves as portfolio manager relative to any benchmarks established for those accounts; the individual’s effectiveness in communicating investment performance to investors and/or their advisors; and the individual’s contribution to the firm’s overall investment process and to the execution of investment strategies.  The portfolio manager also receives long-term incentives tied to the performance and growth of Symphony and Nuveen.

Item 8(a)(4).   OWNERSHIP OF JQC SECURITIES AS OF DECEMBER 31, 2010

Name of Portfolio Manager	None	$1 - $10,000	$10,001 - $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Gunther Stein	X
Ross Sakamoto	X

Tradewinds

Item 8(a)(1).   PORTFOLIO MANAGER BIOGRAPHY:

David B. Iben, CFA, Chief Investment Officer, Co-President of Tradewinds, Executive Managing Director, Portfolio Manager/Analyst

Prior to joining NWQ in 2000, and forming the affiliate Tradewinds, Mr. Iben was lead Portfolio Manager, CEO, and a founding member of Palladian Capital Management. Before launching Palladian, he worked at Cramblit & Carney, Inc. managing large institutional accounts. Formerly, he was acting CIO at the Farmers Group, responsible for $16 billion of investable assets before his departure in 1996.  Mr. Iben received a B.A. in Economics from the University of California at Davis and an M.B.A. from the Marshall School of Business at University of Southern California.  In addition, he received his Chartered Financial Analyst designation in 1984 and is a member of the CFA Institute and the CFA Society of Los Angeles, Inc.

Item 8 (a)(2).   OTHER ACCOUNTS MANAGED

David Iben
(a) RICs
Number of accts	13
Assets ($000s)	7,087,386,039

(b) Other pooled accts
Non-performance fee accts
Number of accts	17
Assets ($000s)	4,033,647,474
(c) Other
Non-performance fee accts
Number of accts	6,087
Assets ($000s)	6,524,399,397
Performance fee accts
Number of accts	3
Assets ($000s)	216,365,717

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account.  More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be exhaustive list:

•                  The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•                  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for allocating limited opportunities across multiple accounts.

•                  With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

•                  The Fund is subject to different regulation than other pooled investment vehicles and other accounts managed by the portfolio managers. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio managers. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8 (a)(3).   FUND MANAGER COMPENSATION

Tradewinds offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals.  These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s Co-Presidents and group heads as appropriate.  Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary.  The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability.  Individual bonuses are based primarily on the following:

•                  Overall performance of client portfolios

•                  Objective review of stock recommendations and the quality of primary research

•                  Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic

To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, Tradewinds has made available to senior investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of Tradewinds over time.

Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements.  These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.

Item 8 (a)(4).  OWNERSHIP OF JQC SECURITIES AS OF DECEMBER 31, 2010.

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
David Iben	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS
JANUARY 1-31, 2010	170,100	7.80	170,100	12,429,600
FEBRUARY 1-28, 2010	86,900	7.52	86,900	12,342,700
MARCH 1-31, 2010	4,300	8.17	4,300	12,338,400
APRIL 1-30, 2010	26,200	8.33	26,200	12,312,200
MAY 1-31, 2010	277,500	7.73	277,500	12,034,700
JUNE 1-30, 2010	19,900	7.66	19,900	12,014,800
JULY 1-31, 2010	15,000	7.87	15,000	11,999,800
AUGUST 1-31, 2010	0		0	11,999,800
SEPTEMBER 1-30, 2010	0		0	11,999,800
OCTOBER 1-31, 2010	221,900	8.91	221,900	11,777,900
NOVEMBER 1-30, 2010	112,200	8.70	112,200	13,607,800
DECEMBER 1-31, 2010	65,820	8.74	65,820	13,541,980
TOTAL	999,820

* The registrant’s repurchase program, which authorized the repurchase of 13,940,000 shares, was announced October 3, 2009.  The program was reauthorized for a maximum repurchase amount of 13,720,000 shares on November 16, 2010.  Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multi-Strategy Income and Growth Fund 2

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 10, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 10, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 10, 2011